NORWEST ASSET SECURITIES CORPORATION
                                    (Seller)

                                       and

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                (Master Servicer)



                   UNITED STATES TRUST COMPANY OF NEW YORK
                                    (Trustee)

                                       and

                            FIRST UNION NATIONAL BANK
                              (Trust Administrator)



                         POOLING AND SERVICING AGREEMENT


                         Dated as of September 29, 1999


                               $300,766,628.93


                       Mortgage Pass-Through Certificates
                                 Series 1999-25

                                TABLE OF CONTENTS

                                                                            PAGE

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Definitions..............................................
Section 1.02  Acts of Holders..........................................
Section 1.03  Effect of Headings and Table of Contents.................
Section 1.04  Benefits of Agreement....................................

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans.............................
Section 2.02  Acceptance by Trust Administrator........................
Section 2.03  Representations and Warranties of the Master Servicer and
              the Seller...............................................
Section 2.04  Execution and Delivery of Certificates...................
Section 2.05  Designation of Certificates; Designation of
              Startup Day and Latest Possible Maturity Date............

                                   ARTICLE III

                ADMINISTRATION OF THE TRUST ESTATE: SERVICING
                              OF THE MORTGAGE LOANS

Section 3.01  Certificate Account......................................
Section 3.02  Permitted Withdrawals from the Certificate Account.......
Section 3.03  Advances by Master Servicer and Trust Administrator......
Section 3.04  Trust Administrator to Cooperate; Release of Owner
              Mortgage-Loan Files......................................
Section 3.05  Reports to the Trustee and Trust Administrator; Annual
              Compliance Statements....................................
Section 3.06  Title, Management and Disposition of Any REO
              Mortgage-Loan............................................
Section 3.07  Amendments to Servicing Agreements, Modification of
              Standard Provisions......................................
Section 3.08  Oversight of Servicing...................................
Section 3.09  Termination and Substitution of Servicing Agreements.....
Section 3.10  Application of Net Liquidation Proceeds..................
Section 3.11  1934 Act Reports.........................................

                                   ARTICLE IV

                  DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

Section 4.01  Distributions............................................
Section 4.02  Allocation of Realized Losses............................
Section 4.03  Paying Agent.............................................
Section 4.04  Statements to Certificateholders; Report to the Trust
              Administrator and the Seller.............................
Section 4.05  Reports to Mortgagors and the Internal Revenue Service...
Section 4.06  Calculation of Amounts; Binding Effect of Interpretations
               and Actions of Master Servicer..........................

                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01  The Certificates.........................................
Section 5.02  Registration of Certificates.............................
Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates........
Section 5.04  Persons Deemed Owners....................................
Section 5.05  Access to List of Certificateholders'Names and Addresses.
Section 5.06  Maintenance of Office or Agency..........................
Section 5.07  Definitive Certificates..................................
Section 5.08  Notices to Clearing Agency...............................

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

Section 6.01  Liability of the Seller and the Master Servicer..........
Section 6.02  Merger or Consolidation of the Seller or the Master
              Servicer.................................................
Section 6.03  Limitation on Liability of the Seller, the Master
              Servicer and Others......................................
Section 6.04  Resignation of the Master Servicer.......................
Section 6.05  Compensation to the Master Servicer......................
Section 6.06  Assignment or Delegation of Duties by Master Servicer....
Section 6.07  Indemnification of Trustee, Trust Administrator and
              Seller by Master Servicer................................
Section 6.08  Master Servicer Covenants Concerning Year 2000 Compliance

                                   ARTICLE VII

                                     DEFAULT

Section 7.01  Events of Default........................................
Section 7.02  Other Remedies of Trustee................................
Section 7.03  Directions by Certificateholders and Duties of Trustee
              During Event of Default..................................
Section 7.04  Action upon Certain Failures of the Master Servicer and upon Event of Default....................................
Section 7.05  Trust Administrator to Act; Appointment of Successor.....
Section 7.06  Notification to Certificateholders.......................

                                  ARTICLE VIII

              CONCERNING THE TRUSTEE AND THE TRUST ADMINISTRATOR

Section 8.01  Duties of Trustee and the Trust Administrator............
Section 8.02  Certain Matters Affecting the Trustee and the Trust
              Administrator............................................
Section 8.03  Neither Trustee nor Trust Administrator Required to Make
              Investigation............................................
Section 8.04  Neither Trustee nor Trust Administrator Liable for
              Certificates or Mortgage Loans...........................
Section 8.05  Trustee and Trust Administrator May Own Certificates.....
Section 8.06  The Master Servicer to Pay Fees and Expenses.............
Section 8.07  Eligibility Requirements.................................
Section 8.08  Resignation and Removal..................................
Section 8.09  Successor................................................
Section 8.10  Merger or Consolidation..................................
Section 8.11  Authenticating Agent.....................................
Section 8.12  Separate Trustees and Co-Trustees........................
Section 8.13  Appointment of Custodians................................
Section 8.14  Tax Matters; Compliance with REMIC Provisions............
Section 8.15  Monthly Advances.........................................
Section 8.16  Trustee Covenants Concerning Year 2000 Compliance........
Section 8.17  Trust Administrator Covenants Concerning Year 2000
              Compliance...............................................

                                   ARTICLE IX

                                   TERMINATION

Section 9.01  Termination upon Purchase by the Seller or Liquidation of
              All Mortgage Loans.......................................
Section 9.02  Additional Termination Requirements......................

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01 Amendment................................................
Section 10.02 Recordation of Agreement.................................
Section 10.03 Limitation on Rights of Certificateholders...............
Section 10.04 Governing Law; Jurisdiction..............................
Section 10.05 Notices..................................................
Section 10.06 Severability of Provisions...............................
Section 10.07 Special Notices to Rating Agencies.......................
Section 10.08 Covenant of Seller.......................................
Section 10.09 Recharacterization.......................................

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

Section 11.01 Class A Fixed Pass-Through Rate..........................
Section 11.02 Cut-Off Date.............................................
Section 11.03 Cut-Off Date Aggregate Principal Balance.................
Section 11.04 Original Class A Percentage..............................
Section 11.05 Original Principal Balances of the Classes of Class A
              Certificates.............................................
Section 11.06 Original Class A Non-PO Principal Balance................
Section 11.07 Original Subordinated Percentage.........................
Section 11.08 Original Class B-1 Percentage............................
Section 11.09 Original Class B-2 Percentage............................
Section 11.10 Original Class B-3 Percentage............................
Section 11.11 Original Class B-4 Percentage............................
Section 11.12 Original Class B-5 Percentage............................
Section 11.13 Original Class B-6 Percentage............................
Section 11.14 Original Class B Principal Balance.......................
Section 11.15 Original Principal Balances of the Classes of Class B
              Certificates.............................................
Section 11.16 Original Class B-1 Fractional Interest...................
Section 11.17 Original Class B-2 Fractional Interest...................
Section 11.18 Original Class B-3 Fractional Interest...................
Section 11.19 Original Class B-4 Fractional Interest...................
Section 11.20 Original Class B-5 Fractional Interest...................
Section 11.21 Closing Date.............................................
Section 11.22 Right to Purchase........................................
Section 11.23 Wire Transfer Eligibility................................
Section 11.24 Single Certificate.......................................
Section 11.25 Servicing Fee Rate.......................................
Section 11.26 Master Servicing Fee Rate................................

                                    EXHIBITS

EXHIBIT A-1       -        Form of Face of Class A-1 Certificate
EXHIBIT A-2       -        Form of Face of Class A-2 Certificate
EXHIBIT A-3       -        Form of Face of Class A-3 Certificate
EXHIBIT A-4       -        Form of Face of Class A-4 Certificate
EXHIBIT A-PO      -        Form of Face of Class A-PO Certificate
EXHIBIT A-R       -        Form of Face of Class A-R Certificate
EXHIBIT B-1       -        Form of Face of Class B-1 Certificate
EXHIBIT B-2       -        Form of Face of Class B-2 Certificate
EXHIBIT B-3       -        Form of Face of Class B-3 Certificate
EXHIBIT B-4       -        Form of Face of Class B-4 Certificate
EXHIBIT B-5       -        Form of Face of Class B-5 Certificate
EXHIBIT B-6       -        Form of Face of Class B-6 Certificate
EXHIBIT C         -        Form of Reverse of Series 1999-25 Certificates
EXHIBIT D         -        Reserved
EXHIBIT E         -        Custodial Agreement
EXHIBIT F-1       -        Schedule of Mortgage Loans Serviced by Norwest
                           Mortgage
EXHIBIT F-2       -        Schedule of Mortgage Loans Serviced by Other
                           Servicers
EXHIBIT G         -        Request for Release
EXHIBIT H         -        Affidavit  Pursuant  to  Section 860E(e)(4)  of the
                           Internal Revenue Code of 1986, as amended,  and for
                               Non-ERISA Investors
EXHIBIT I         -        Letter from Transferor of Residual Certificates
EXHIBIT J         -        Transferee's  Letter (Class)
                           [A-PO][B-1][B-2][B-3][B-4][B-5][B-6] Certificates)
EXHIBIT K         -        [Reserved]
EXHIBIT L         -        Servicing Agreements
EXHIBIT M         -        Form of Special Servicing Agreement
SCHEDULE I        -        Applicable Unscheduled Principal Receipt Period

            This Pooling and Servicing Agreement, dated as of September 29, 1999 executed by NORWEST ASSET SECURITIES CORPORATION, as Seller, NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer, UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee and FIRST UNION NATIONAL BANK, as Trust Administrator.

                         W I T N E S S E T H T H A T:

            In consideration of the mutual agreements herein contained, the Seller, the Master Servicer, the Trustee and the Trust Administrator agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01      DEFINITIONS.

            Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

            ACCEPTED MASTER SERVICING PRACTICES: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

            ACCRETION DIRECTED CERTIFICATES: The Class A-1 and Class A-2 Certificates.

            ACCRETION TERMINATION DATE: The earlier to occur of (i) the Distribution Date following the Distribution Date on which the Principal Balance of the Class A-2 Certificates has been reduced to zero or (ii) the Cross-Over Date.

            ACCRUAL CERTIFICATES:  The Class A-3 Certificates.

            ACCRUAL DISTRIBUTION AMOUNT: As to any Distribution Date prior to the Accretion Termination Date, an amount equal to the sum of (i) the Class A Interest Percentage of the Accrual Certificates of the Current Class A Interest Distribution Amount and (ii) the Class A Interest Shortfall Percentage of the Accrual Certificates of the amount distributed in respect of the Classes of Class A Certificates pursuant to Paragraph second of Section 4.01(a) on such Distribution Date. As to any Distribution Date on or after the Accretion Termination Date, zero.

            ADJUSTED POOL AMOUNT: With respect to any Distribution Date, the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans minus the sum of
(i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

            ADJUSTED POOL AMOUNT (PO PORTION): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Fraction for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            ADJUSTED PRINCIPAL BALANCE: As to any Distribution Date and any Class of Class B Certificates, the greater of (A) zero and (B) (i) the Principal Balance of such Class with respect to such Distribution Date minus (ii) the Adjustment Amount for such Distribution Date less the Principal Balances for any Classes of Class B Certificates with higher numerical designations.

            ADJUSTMENT AMOUNT: For any Distribution Date, the difference between
(A) the sum of the Class A Principal Balance and Class B Principal Balance as of the related Determination Date and (B) the sum of (i) the sum of the Class A Principal Balance and Class B Principal Balance as of the Determination Date succeeding such Distribution Date, (ii) the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Certificates with respect to such Distribution Date and (iii) the aggregate amount that would have been distributed to all Classes as principal in accordance with Section 4.01(a) for such Distribution Date without regard to the provisos in the definitions of Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount and Class B-6 Optimal Principal Amount.

            AGGREGATE CLASS A DISTRIBUTION AMOUNT: As to any Distribution Date, the aggregate amount distributable to the Classes of Class A Certificates pursuant to Paragraphs first, second, third and fourth of Section 4.01(a) on such Distribution Date.

            AGGREGATE CLASS A UNPAID INTEREST SHORTFALL: As to any Distribution Date, an amount equal to the sum of the Class A Unpaid Interest Shortfalls for all the Classes of Class A Certificates.

            AGGREGATE   CURRENT   BANKRUPTCY   LOSSES:   With   respect  to  any
Distribution Date, the sum of all Bankruptcy Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

            AGGREGATE CURRENT FRAUD LOSSES: With respect to any Distribution Date, the sum of all Fraud Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

            AGGREGATE CURRENT SPECIAL HAZARD LOSSES: With respect to any Distribution Date, the sum of all Special Hazard Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

            AGGREGATE FORECLOSURE PROFITS: As to any Distribution Date, the aggregate amount of Foreclosure Profits with respect to all of the Mortgage Loans.

            AGREEMENT:   This  Pooling  and   Servicing   Agreement   and  all
amendments and supplements hereto.

            APPLICABLE UNSCHEDULED PRINCIPAL RECEIPT PERIOD: With respect to the Mortgage Loans serviced by each Servicer and each of Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Unscheduled Principal Receipt Period specified on Schedule I hereto, as amended from time to time by the Master Servicer pursuant to Section 10.01(b) hereof.

            AUTHENTICATING AGENT: Any authenticating agent appointed by the Trust Administrator pursuant to Section 8.11. There shall initially be no Authenticating Agent for the Certificates.

            AVAILABLE MASTER SERVICER COMPENSATION: As to any Distribution Date, the sum of (a) the Master Servicing Fee for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full remitted to the Master Servicer and (c) the aggregate amount of Month End Interest remitted by the Servicers to the Master Servicer pursuant to the related Servicing Agreements.

            BANKRUPTCY CODE:  The Bankruptcy Code of 1978, as amended.

            BANKRUPTCY LOSS: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; PROVIDED, HOWEVER, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trust Administrator in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

            BANKRUPTCY LOSS AMOUNT: As of any Distribution Date prior to the first anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal $128,771.84 minus the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date. As of any Distribution Date on or after the first anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Bankruptcy Loss Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-Off Date coinciding with or preceding such Distribution Date (the "Relevant Anniversary") and (b) such lesser amount which, as determined on the Relevant Anniversary will not cause any rated Certificates to be placed on credit review status (other than for possible upgrading) by either Rating Agency minus (2) the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary. On and after the Cross-Over Date the Bankruptcy Loss Amount shall be zero.

            BENEFICIAL OWNER: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

            BOOK-ENTRY CERTIFICATE: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

            BUSINESS DAY: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland, State of Minnesota or State of North Carolina or (iii) a day on which banking institutions in the City of New York, or the State of Iowa, State of Maryland, State of Minnesota or State of North Carolina are authorized or obligated by law or executive order to be closed.

            CERTIFICATE: Any one of the Class A Certificates or Class B Certificates.

            CERTIFICATE ACCOUNT: The trust account established and maintained by the Master Servicer in the name of the Master Servicer on behalf of the Trustee pursuant to Section 3.01. The Certificate Account shall be an Eligible Account.

            CERTIFICATE REGISTER AND CERTIFICATE REGISTRAR: Respectively, the register maintained pursuant to and the registrar provided for in
Section 5.02. The initial Certificate Registrar is the Trust Administrator.

            CERTIFICATEHOLDER OR HOLDER: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

            CLASS: All certificates whose form is identical except for variations in the Percentage Interest evidenced thereby.

            CLASS A CERTIFICATE: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-PO Certificates or Class A-R Certificate.

            CLASS A CERTIFICATEHOLDER: The registered holder of a Class A Certificate.

            CLASS A DISTRIBUTION AMOUNT: As to any Distribution Date and any Class of Class A Certificates (other than the Class A-3 and Class A-PO Certificates), the amount distributable to such Class of Class A Certificates pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a). As to the Class A-3 Certificates, (a) as to any Distribution Date prior to the Accretion Termination Date, the amount distributable to the Accrual Certificates pursuant to (i) the provisos in Paragraphs first and second of Section 4.01(a) and (ii) Paragraph third clause (A) of Section 4.01(a) and (b) as to any Distribution Date on or after the Accretion Termination Date, the amount distributable to the Accrual Certificates pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a). As to any Distribution Date and the Class A-PO Certificates, the amount distributable to the Class A-PO Certificates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a) on such Distribution Date.

            CLASS A FIXED PASS-THROUGH RATE: As to any Distribution Date, the rate per annum set forth in Section 11.01.

            CLASS A INTEREST ACCRUAL AMOUNT: As to any Distribution Date, the sum of the Interest Accrual Amounts for the Classes of Class A Certificates with respect to such Distribution Date.

            CLASS A INTEREST PERCENTAGE: As to any Distribution Date and any Class of Class A Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            CLASS A INTEREST SHORTFALL AMOUNT: As to any Distribution Date and any Class of Class A Certificates, any amount by which the Interest Accrual Amount of such Class with respect to such Distribution Date exceeds the amount distributed in respect of such Class on such Distribution Date pursuant to Paragraph first of Section 4.01(a) including, in the case of the Accrual Certificates prior to the Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (i) of the definition thereof.

            CLASS A INTEREST SHORTFALL PERCENTAGE: As to any Distribution Date and any Class of Class A Certificates, the percentage calculated by dividing the Class A Unpaid Interest Shortfall for such Class by the Aggregate Class A Unpaid Interest Shortfall determined as of the Business Day preceding the applicable Distribution Date.

            CLASS A LOSS DENOMINATOR: As to any Determination Date, an amount equal to the sum of (i) the Principal Balances of the Class A Certificates (other than the Accrual Certificates and the Class A-PO Certificates) and (ii) with respect to the Accrual Certificates, the lesser of the Principal Balance of the Accrual Certificates and the Original Principal Balance of the Accrual Certificates.

            CLASS A LOSS PERCENTAGE: As to any Determination Date and any Class of Class A Certificates (other than the Class A-PO Certificates) then outstanding, the percentage calculated by dividing the Principal Balance of such Class (or, in the case of the Accrual Certificates, the Original Principal Balance of such Class, if lower) by the Class A Loss Denominator (determined without regard to any such Principal Balance of any Class of Class A Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            CLASS A NON-PO OPTIMAL AMOUNT: As to any Distribution Date, the sum for such Distribution Date of (i) the Class A Interest Accrual Amount, (ii) the Aggregate Class A Unpaid Interest Shortfall and (iii) the Class A Non-PO Optimal Principal Amount.

            CLASS A NON-PO OPTIMAL PRINCIPAL AMOUNT: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

                  (i) the Class A Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class A Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                  (iii) the Class A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class A Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan.

            CLASS A NON-PO PRINCIPAL AMOUNT: As to any Distribution Date, the aggregate amount distributed in respect of the Classes of Class A Certificates pursuant to Paragraph third clause (A) of Section 4.01(a).

            CLASS A NON-PO PRINCIPAL BALANCE: As of any date, an amount equal to the Class A Principal Balance less the Principal Balance of the Class A-PO Certificates.

            CLASS A NON-PO PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date, the sum of (i) the Accrual Distribution Amount, if any, with respect to such Distribution Date and (ii) the Class A Non-PO Principal Amount with respect to such Distribution Date.

            CLASS A PASS-THROUGH RATE: As to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-R Certificates, the Class A Fixed Pass-Through Rate. The A-PO Certificates are not entitled to interest and have no Class A Pass-Through Rate.

            CLASS A PERCENTAGE: As to any Distribution Date occurring on or prior to the Cross-Over Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the Cross-Over Date, 100% or such lesser percentage which will cause the Class A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

            CLASS A PREPAYMENT PERCENTAGE: As to any Distribution Date to and including the Distribution Date in September 2004, 100%. As to any Distribution Date subsequent to September 2004 to and including the Distribution Date in September 2005, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to September 2005 to and including the Distribution Date in September 2006, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to September 2006 to and including the Distribution Date in September 2007, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to September 2007 to and including the Distribution Date in September 2008, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to September 2008, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to Holders of Class A Certificates on any Distribution Date of the Class A Prepayment Percentage provided above of (a) Unscheduled
Principal Receipts distributable on such Distribution Date would reduce the Class A Non-PO Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Non-PO Principal Balance to zero and thereafter the Class A Prepayment
Percentage shall be zero and (ii) if the Class A Percentage as of any Distribution Date is greater than the Original Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A Prepayment Percentage for the Distribution Date occurring in the September preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Subordinated Percentage shall be utilized). In order for the reduction referred to in the second through sixth sentences to be applicable, with respect to any Distribution Date (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) must be less than 50% of the current Class B Principal Balance and (b) cumulative Realized Losses shall not exceed (1) 30% of the Original Class B Principal Balance if such Distribution Date occurs between and including October 2004 and September 2005 (2) 35% of the Original Class B Principal Balance if such Distribution Date occurs between and including October 2005 and September 2006, (3) 40% of the Original Class B Principal Balance if such Distribution Date occurs between and including October 2006 and September 2007, (4) 45% of the Original Class B Principal Balance if such Distribution Date occurs between and including October 2007 and September 2008, and (5) 50% of the Original Class B Principal Balance if such Distribution Date occurs during or after October 2008. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trust Administrator, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

            CLASS A PRINCIPAL BALANCE: As of any date, an amount equal to the sum of the Principal Balances for the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-PO Certificates and Class A-R Certificate.

            CLASS A UNPAID INTEREST SHORTFALL: As to any Distribution Date and any Class of Class A Certificates, the amount, if any, by which the aggregate of the Class A Interest Shortfall Amounts for such Class for prior Distribution Dates is in excess of the amounts distributed in respect of such Class (or in the case of the Accrual Certificates prior to the Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (ii) of the definition thereof) on prior Distribution Dates pursuant to Paragraph second of Section 4.01(a).

            CLASS A-1 CERTIFICATE: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-1 and Exhibit C hereto.

            CLASS A-1 CERTIFICATEHOLDER: The registered holder of a Class A-1 Certificate.

            CLASS A-2 CERTIFICATE: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-2 and Exhibit C hereto.

            CLASS A-2 CERTIFICATEHOLDER: The registered holder of a Class A-2 Certificate.

            CLASS A-3 CERTIFICATE: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-3 and Exhibit C hereto.

            CLASS A-3 CERTIFICATEHOLDER: The registered holder of a Class A-3 Certificate.

            CLASS A-4 CERTIFICATE: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-4 and Exhibit C hereto.

            CLASS A-4 CERTIFICATEHOLDER: The registered holder of a Class A-4 Certificate.

            CLASS A-PO CERTIFICATE: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-PO and Exhibit C hereto.

            CLASS A-PO CERTIFICATEHOLDER: The registered holder of a Class A-PO Certificate.

            CLASS A-PO DEFERRED AMOUNT: For any Distribution Date prior to the Cross-Over Date, the difference between (A) the sum of (x) the amount by which the sum of the Class A-PO Optimal Principal Amounts for all prior Distribution Dates exceeded the amounts distributed on the Class A-PO Certificates on such prior Distribution Dates pursuant to Paragraph third clause (B) of Section 4.01(a) and (y) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan at any time on or prior to the last day of the applicable Unscheduled Principal Receipt Period for the current Distribution Date of (a) the PO Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses and (B) amounts distributed on the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraph fourth of Section 4.01(a). On and after the Cross-Over Date, the Class A-PO Deferred Amount will be zero. No interest will accrue on any Class A-PO Deferred Amount.

            CLASS A-PO OPTIMAL PRINCIPAL AMOUNT: As to any Distribution Date, an amount equal to the sum as to each Outstanding Mortgage Loan, of the product of
(x) the PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                  (i) (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                  (iii) the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller during such preceding month pursuant to
      Section 2.02 or 2.03; and

                  (iv) the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan.

            CLASS A-R CERTIFICATE: The Certificate executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-R and Exhibit C hereto.

            CLASS A-R CERTIFICATEHOLDER: The registered holder of the Class A-R Certificate.

            CLASS B CERTIFICATE: Any one of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates or Class B-6 Certificates.

            CLASS B CERTIFICATEHOLDER: The registered holder of a Class B Certificate.

            CLASS B DISTRIBUTION AMOUNT: Any of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Distribution Amounts.

            CLASS B INTEREST ACCRUAL AMOUNT: As to any Distribution Date, the sum of the Interest Accrual Amounts for the Classes of Class B Certificates with respect to such Distribution Date.

            CLASS B INTEREST PERCENTAGE: As to any Distribution Date and any Class of Class B Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            CLASS B INTEREST  SHORTFALL  AMOUNT:  Any of the Class B-1  Interest
Shortfall  Amount,  Class B-2  Interest  Shortfall  Amount,  Class B-3  Interest
Shortfall Amount, Class B-4 Interest Shortfall Amount, Class B-5 Interest Shortfall Amount or Class B-6 Interest Shortfall Amount.

            CLASS B LOSS PERCENTAGE: As to any Determination Date and any Class of Class B Certificates then outstanding, the percentage calculated by dividing the Principal Balance of such Class of Class B Certificates by the Class B Principal Balance (determined without regard to any Principal Balance of any Class of Class B Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            CLASS B PASS-THROUGH RATE: As to any Distribution Date, 6.500% per annum.

            CLASS B PERCENTAGE: Any one of the Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage, Class B-5 Percentage or Class B-6 Percentage.

            CLASS B PREPAYMENT PERCENTAGE: Any of the Class B-1 Prepayment Percentage, Class B-2 Prepayment Percentage, Class B-3 Prepayment Percentage, Class B-4 Prepayment Percentage, Class B-5 Prepayment Percentage or Class B-6 Prepayment Percentage.

            CLASS B PRINCIPAL BALANCE: As of any date, an amount equal to the sum of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance.

            CLASS B UNPAID INTEREST SHORTFALL: Any of the Class B-1 Unpaid Interest Shortfall, Class B-2 Unpaid Interest Shortfall, Class B-3 Unpaid
Interest Shortfall, Class B-4 Unpaid Interest Shortfall, Class B-5 Unpaid Interest Shortfall or Class B-6 Unpaid Interest Shortfall.

            CLASS B-1 CERTIFICATE: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit C hereto.

            CLASS B-1 CERTIFICATEHOLDER: The registered holder of a Class B-1 Certificate.

            CLASS B-1 DISTRIBUTION AMOUNT: As to any Distribution Date, any amount distributable to the Holders of the Class B-1 Certificates pursuant to Paragraphs fifth, sixth and seventh of Section 4.01(a).

            CLASS B-1 INTEREST SHORTFALL AMOUNT: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 Certificates on such Distribution Date pursuant to Paragraph fifth of Section 4.01(a).

            CLASS B-1 OPTIMAL PRINCIPAL AMOUNT: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                  (i) the Class B-1 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class B-1 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                  (iii) the Class B-1 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and;

                  (iv) the Class B-1 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

PROVIDED, HOWEVER, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-1 Optimal Principal Amount will equal the lesser of (A) the Class B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-1 Certificates.

            CLASS B-1 PERCENTAGE: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            CLASS B-1 PREPAYMENT PERCENTAGE: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Prepayment Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            CLASS B-1 PRINCIPAL BALANCE: As to the first Determination Date, the Original Class B-1 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-1 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-1 Certificates on prior Distribution Dates (A) pursuant to Paragraph seventh of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-1 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance as of such Determination Date.

            CLASS B-1 UNPAID INTEREST SHORTFALL: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 Certificates on prior Distribution Dates pursuant to Paragraph sixth of Section 4.01(a).

            CLASS B-2 CERTIFICATE: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit C hereto.

            CLASS B-2 CERTIFICATEHOLDER: The registered holder of a Class B-2 Certificate.

            CLASS B-2 DISTRIBUTION AMOUNT: As to any Distribution Date, any amount distributable to the Holders of the Class B-2 Certificates pursuant to Paragraphs eighth, ninth and tenth of Section 4.01(a).

            CLASS B-2 INTEREST SHORTFALL AMOUNT: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 Certificates on such Distribution Date pursuant to Paragraph eighth of Section 4.01(a).

            CLASS B-2 OPTIMAL PRINCIPAL AMOUNT: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                  (i) the Class B-2 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class B-2 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                  (iii) the Class B-2 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class B-2 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

PROVIDED, HOWEVER, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-2 Optimal Principal Amount will equal the lesser of (A) the Class B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-2 Certificates.

            CLASS B-2 PERCENTAGE: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Percentage for such Distribution Date will be zero.

            CLASS B-2 PREPAYMENT PERCENTAGE: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Prepayment Percentage for such Distribution Date will be zero.

            CLASS B-2 PRINCIPAL BALANCE: As to the first Determination Date, the Original Class B-2 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-2 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-2 Certificates on prior Distribution Dates (A) pursuant to Paragraph tenth of Section 4.01(a) and
(B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-2 Certificates pursuant to
Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance and the Class B-1 Principal Balance as of such Determination Date.

            CLASS B-2 UNPAID INTEREST SHORTFALL: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 Certificates on prior Distribution Dates pursuant to Paragraph ninth of Section 4.01(a).

            CLASS B-3 CERTIFICATE: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-3 and Exhibit C hereto.

            CLASS B-3 CERTIFICATEHOLDER: The registered holder of a Class B-3 Certificate.

            CLASS B-3 DISTRIBUTION AMOUNT: As to any Distribution Date, any amount distributable to the Holders of the Class B-3 Certificates pursuant to Paragraphs eleventh, twelfth and thirteenth of Section 4.01(a).

            CLASS B-3 INTEREST SHORTFALL AMOUNT: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 Certificates on such Distribution Date pursuant to Paragraph eleventh of Section 4.01(a).

            CLASS B-3 OPTIMAL PRINCIPAL AMOUNT: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                  (i) the Class B-3 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class B-3 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                  (iii) the Class B-3 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class B-3 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

PROVIDED, HOWEVER, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-3 Optimal Principal Amount will equal the lesser of (A) the Class B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-3 Certificates.

            CLASS B-3 PERCENTAGE: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Percentage for such Distribution Date will be zero.

            CLASS B-3 PREPAYMENT PERCENTAGE: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Prepayment Percentage for such Distribution Date will be zero.

            CLASS B-3 PRINCIPAL BALANCE: As to the first Determination Date, the Original Class B-3 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-3 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-3 Certificates on prior Distribution Dates (A) pursuant to Paragraph thirteenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-3 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance as of such Determination Date.

            CLASS B-3 UNPAID INTEREST SHORTFALL: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 Certificates on prior Distribution Dates pursuant to Paragraph twelfth of Section 4.01(a).

            CLASS B-4 CERTIFICATE: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-4 and Exhibit C hereto.

            CLASS B-4 CERTIFICATEHOLDER: The registered holder of a Class B-4 Certificate.

            CLASS B-4 DISTRIBUTION AMOUNT: As to any Distribution Date, any amount distributable to the Holders of the Class B-4 Certificates pursuant to Paragraphs fourteenth, fifteenth, and sixteenth of Section 4.01(a).

            CLASS B-4 INTEREST SHORTFALL AMOUNT: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a).

            CLASS B-4 OPTIMAL PRINCIPAL AMOUNT: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                  (i) the Class B-4 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class B-4 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                  (iii) the Class B-4 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class B-4 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

PROVIDED, HOWEVER, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-4 Optimal Principal Amount will equal the lesser of (A) the Class B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-4 Certificates.

            CLASS B-4 PERCENTAGE: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Percentage for such Distribution Date will be zero.

            CLASS B-4 PREPAYMENT PERCENTAGE: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Prepayment Percentage for such Distribution Date will be zero.

            CLASS B-4 PRINCIPAL BALANCE: As to the first Determination Date, the Original Class B-4 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-4 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-4 Certificates on prior Distribution Dates (A) pursuant to Paragraph sixteenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-4 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance as of such Determination Date.

            CLASS B-4 UNPAID INTEREST SHORTFALL: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth of Section 4.01(a).

            CLASS B-5 CERTIFICATE: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-5 and Exhibit C hereto.

            CLASS B-5 CERTIFICATEHOLDER: The registered holder of a Class B-5 Certificate.

            CLASS B-5 DISTRIBUTION AMOUNT: As to any Distribution Date, any amount distributable to the Holders of the Class B-5 Certificates pursuant to Paragraphs seventeenth, eighteenth, and nineteenth of Section 4.01(a).

            CLASS B-5 INTEREST SHORTFALL AMOUNT: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 Certificates on such Distribution Date pursuant to Paragraph seventeenth of Section 4.01(a).

            CLASS B-5 OPTIMAL PRINCIPAL AMOUNT: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                  (i) the Class B-5 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class B-5 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                  (iii) the Class B-5 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class B-5 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

PROVIDED, HOWEVER, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-5 Optimal Principal Amount will equal the lesser of (A) the Class B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-5 Certificates.

            CLASS B-5 PERCENTAGE: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Percentage for such Distribution Date will be zero.

            CLASS B-5 PREPAYMENT PERCENTAGE: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Prepayment Percentage for such Distribution Date will be zero.

            CLASS B-5 PRINCIPAL BALANCE: As to the first Determination Date, the Original Class B-5 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-5 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-5 Certificates on prior Distribution Dates (A) pursuant to Paragraph nineteenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-5 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the Class B-4 Principal Balance as of such Determination Date.

            CLASS B-5 UNPAID INTEREST SHORTFALL: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth of Section 4.01(a).

            CLASS B-6 CERTIFICATE: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-6 and Exhibit C hereto.

            CLASS B-6 CERTIFICATEHOLDER: The registered holder of a Class B-6 Certificate.

            CLASS B-6 DISTRIBUTION AMOUNT: As to any Distribution Date, any amount distributable to the Holders of the Class B-6 Certificates pursuant to Paragraphs twentieth, twenty-first and twenty-second of Section 4.01(a).

            CLASS B-6 INTEREST SHORTFALL AMOUNT: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-6 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-6 Certificates on such Distribution Date pursuant to Paragraph twentieth of Section 4.01(a).

            CLASS B-6 OPTIMAL PRINCIPAL AMOUNT: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                  (i) the Class B-6 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class B-6 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                  (iii) the Class B-6 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class B-6 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

PROVIDED, HOWEVER, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-6 Optimal Principal Amount will equal the lesser of (A) the Class B-6 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-6 Certificates.

            CLASS B-6 PERCENTAGE: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with the provisions of Section 4.01(d)(i), the Class B-6 Percentage for such Distribution Date will be zero.

            CLASS B-6 PREPAYMENT PERCENTAGE: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with the provisions of Section 4.01(d)(i), the Class B-6 Prepayment Percentage for such Distribution Date will be zero.

            CLASS B-6 PRINCIPAL BALANCE: As to the first Determination Date, the Original Class B-6 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-6 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second of Section 4.01(a) and (b) the Realized Losses allocated through such Determination Date to the Class B-6 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance and the Class B-5 Principal Balance as of such Determination Date.

            CLASS B-6 UNPAID INTEREST SHORTFALL: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-6 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first of Section 4.01(a).

            CLEARING  AGENCY:  An  organization   registered  as  a  "clearing
agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

            CLEARING AGENCY PARTICIPANT: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

            CLOSING DATE: The date of initial issuance of the Certificates, as set forth in Section 11.21.

            CODE: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

            COMPENSATING  INTEREST:  As to any Distribution  Date, the lesser of
(a) the  product  of (i) 1/12th of 0.20% and (ii) the Pool  Scheduled  Principal
Balance for such Distribution Date and (b) the Available Master Servicing Compensation for such Distribution Date.

            CO-OP  SHARES:   Shares  issued  by  private   non-profit  housing
corporations.

            CORPORATE TRUST OFFICE: The principal office of the Trust Administrator or the Trustee, as the case may be, at which at any particular time its corporate trust business shall be administered, which office, with respect to the Trust Administrator, at the date of the execution of this instrument is located at 230 South Tryon Street, Charlotte, North Carolina 28288 and with respect to the Trustee, at the date of execution of this instrument is located at 114 West 47th Street, New York, New York 10036.

            CROSS-OVER   DATE:  The   Distribution   Date  preceding  the  first
Distribution Date on which the Class A Percentage (determined pursuant to clause
(ii) of the definition thereof) equals or exceeds 100%.

            CROSS-OVER DATE INTEREST SHORTFALL: With respect to any Distribution Date that occurs on or after the Cross-Over Date with respect to any Unscheduled Principal Receipt (other than a Prepayment in Full):

                  (A) in the case  where the  Applicable  Unscheduled  Principal
      Receipt  Period  is the  Mid-Month  Receipt  Period  and such  Unscheduled
      Principal Receipt is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

                  (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Unscheduled Principal Receipt is received.

            CURRENT CLASS A INTEREST DISTRIBUTION AMOUNT: As to any Distribution Date, the amount distributed in respect of the Classes of Class A Certificates pursuant to Paragraph first of Section 4.01(a) on such Distribution Date.

            CURRENT CLASS B INTEREST DISTRIBUTION AMOUNT: As to any Distribution Date, the amount distributed in respect of the Classes of Class B Certificates pursuant to Paragraphs fifth, eighth, eleventh, fourteenth, seventeenth and twentieth of Section 4.01(a) on such Distribution Date.

            CURRENT CLASS B-1 FRACTIONAL INTEREST: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-1 Fractional Interest.

            CURRENT CLASS B-2 FRACTIONAL INTEREST: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-2 Fractional Interest.

            CURRENT CLASS B-3 FRACTIONAL INTEREST: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-3 Fractional Interest.

            CURRENT CLASS B-4 FRACTIONAL INTEREST: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-4 Fractional Interest.

            CURRENT CLASS B-5 FRACTIONAL INTEREST: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Principal Balance of the Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-5 Fractional Interest.

            CURTAILMENT: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

            CUSTODIAL AGREEMENT: The Custodial Agreement, if any, from time to time in effect between the Custodian named therein, the Seller, the Master Servicer and the Trust Administrator, substantially in the form of Exhibit E hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

            CUSTODIAL P&I ACCOUNT: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements), the Master Servicer shall require that any such account shall be acceptable to each of the Rating Agencies.

            CUSTODIAN: Initially, the Trust Administrator, and thereafter the Custodian, if any, hereafter appointed by the Trust Administrator pursuant to
Section 8.13, or its successor in interest under the Custodial Agreement. The Custodian may (but need not) be the Trustee, the Trust Administrator or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither a Servicer, nor the Seller nor the Master Servicer nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            CUT-OFF DATE: The first day of the month of initial issuance of the Certificates as set forth in Section 11.02.

            CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans is as set forth in
Section 11.03.

            CUT-OFF DATE PRINCIPAL BALANCE: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the related Servicer on or before the Cut-Off Date.

            DCR: Duff & Phelps Credit Rating Co., or its successor in interest.

            DEBT SERVICE REDUCTION: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

            DEFICIENT VALUATION: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

            DEFINITIVE CERTIFICATES:  As defined in Section 5.01(b).

            DENOMINATION: The amount, if any, specified on the face of each Certificate representing the principal portion of the Cut-Off Date Aggregate Principal Balance evidenced by such Certificate.

            DETERMINATION DATE: The 17th day of the month in which the related Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

            DISCOUNT MORTGAGE LOAN: A Mortgage Loan with a Net Mortgage Interest Rate of less than 6.500%.

            DISTRIBUTION DATE: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

            DUE DATE: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

            ELIGIBLE ACCOUNT: One or more accounts (i) that are maintained with a depository institution (which may be the Master Servicer) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each of the Rating Agencies, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured, as evidenced by an Opinion of Counsel delivered to the Trust Administrator, such that the Trust Administrator, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to each of the Rating Agencies and would not cause the Trust Estate to fail to qualify as a REMIC or result in the imposition of any federal tax on the REMIC.

            ELIGIBLE INVESTMENTS: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

                  (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

                  (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

                  (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

                  (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

                  (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

                  (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

                  (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency; and

                  (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency.

            In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA PROHIBITED HOLDER:  As defined in Section 5.02(d).

            ERRORS AND OMISSIONS POLICY: As defined in each of the Servicing Agreements.

            EVENT OF DEFAULT:  Any of the events specified in Section 7.01.

            EXCESS BANKRUPTCY LOSS: With respect to any Distribution Date and any Mortgage Loan as to which a Bankruptcy Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date exceed the then-applicable Bankruptcy Loss Amount, then the portion of such Bankruptcy Loss represented by the ratio of (a) the excess of the Aggregate Current Bankruptcy Losses over the then-applicable Bankruptcy Loss Amount, divided by (b) the Aggregate Current Bankruptcy Losses or (ii) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date are less than or equal to the then-applicable Bankruptcy Loss Amount, then zero. In addition, any Bankruptcy Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Bankruptcy Loss.

            EXCESS FRAUD LOSS: With respect to any Distribution Date and any Mortgage Loan as to which a Fraud Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Fraud Losses with respect to such Distribution Date exceed the then-applicable Fraud Loss Amount, then the portion of such Fraud Loss represented by the ratio of (a) the excess of the Aggregate Current Fraud Losses over the then-applicable Fraud Loss Amount, divided by (b) the Aggregate Current Fraud Losses, or (ii) if the Aggregate Current Fraud Losses with respect to such Distribution Date are less than or equal to the then-applicable Fraud Loss Amount, then zero. In addition, any Fraud Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Fraud Loss.

            EXCESS SPECIAL HAZARD LOSS: With respect to any Distribution Date and any Mortgage Loan as to which a Special Hazard Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date exceed the then-applicable Special Hazard Loss Amount, then the portion of such Special Hazard Loss represented by the ratio of (a) the excess of the Aggregate Current Special Hazard Losses over the then-applicable Special Hazard Loss Amount, divided by (b) the Aggregate Current Special Hazard Losses, or (ii) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date are less than or equal to the then-applicable Special Hazard Loss Amount, then zero. In addition, any Special Hazard Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Special Hazard Loss.

            EXHIBIT F-1 MORTGAGE LOAN: Any of the Mortgage Loans identified in Exhibit F-1 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under the Norwest Servicing Agreement.

            EXHIBIT F-2 MORTGAGE LOAN: Any of the Mortgage Loans identified in Exhibit F-2 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under an Other Servicing Agreement.

            FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

            FHLMC:   The  Federal  Home  Loan  Mortgage   Corporation  or  any
successor thereto.

            FIDELITY BOND:  As defined in each of the Servicing Agreements.

            FINAL DISTRIBUTION DATE: The Distribution Date on which the final distribution in respect of the Certificates is made pursuant to
Section 9.01.

            FINAL SCHEDULED MATURITY DATE: The Final Scheduled Maturity Date for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-PO, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates is October 25, 2029 which corresponds to the "latest possible maturity date" for purposes of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended.

            FIXED RETAINED YIELD: The fixed percentage of interest on each Mortgage Loan with a Mortgage Interest Rate greater than the sum of (a) 6.500%,
(b) the Servicing Fee Rate and (c) the Master Servicing Fee Rate, which will be determined on a loan by loan basis and will equal the Mortgage Interest Rate on each Mortgage Loan minus the sum of (a), (b) and (c), which is not assigned to and not part of the Trust Estate.

            FIXED RETAINED YIELD RATE: With respect to each Mortgage Loan, a per annum rate equal to the greater of (a) zero and (b) the Mortgage Interest Rate on such Mortgage Loan minus the sum of (i) 6.500%, (ii) the applicable Servicing Fee Rate and (iii) the Master Servicing Fee Rate.

            FNMA:  Fannie Mae or any successor thereto.

            FORECLOSURE PROFITS: As to any Distribution Date, the excess, if any, of (i) Net Liquidation Proceeds in respect of each Mortgage Loan that became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date over (ii) the sum of the unpaid principal balance of each such Liquidated Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or, in the case of a Liquidated Loan that had been an REO Mortgage Loan, from the Due Date to which interest was last deemed to have been paid) to the first day of the month in which such Distribution Date occurs.

            FRAUD LOSS: A Liquidated Loan Loss as to which there was fraud in the origination of such Mortgage Loan.

            FRAUD LOSS AMOUNT: As of any Distribution Date after the Cut-Off Date an amount equal to: (X) prior to the first anniversary of the Cut-Off Date an amount equal to $6,015,332.58 minus the aggregate amount of Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date, and (Y) from the first through fifth anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-Off Date minus (2) the Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the most recent anniversary of the Cut-Off Date. On and after the Cross-Over Date or after the fifth anniversary of the Cut-Off Date the Fraud Loss Amount shall be zero.

            FULL UNSCHEDULED PRINCIPAL RECEIPT: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

            HOLDER:  See "Certificateholder."

            INDEPENDENT: When used with respect to any specified Person, such Person who (i) is in fact independent of the Seller, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Servicer or in an affiliate of either, and (iii) is not connected with the Seller, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, trust administrator, partner, director or person performing similar functions.

            INSURANCE POLICY: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

            INSURANCE PROCEEDS: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

            INSURED  EXPENSES:   Expenses  covered  by  any  Insurance  Policy
covering a Mortgage Loan.

            INTEREST ACCRUAL AMOUNT: As to any Distribution Date and any Class of Class A Certificates (other than the Class A-PO Certificates), (a) the product of (i) 1/12th of the Class A Pass-Through Rate for such Class and (ii) the Principal Balance of such Class as of the Determination Date preceding such Distribution Date minus (b) the Class A Interest Percentage of such Class of (i) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (ii) the interest portion of any Excess
Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (iii) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e). The Class A-PO Certificates have no Interest Accrual Amount.

            As to any Distribution Date and any Class of Class B Certificates, an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Principal Balance of such Class as of the Determination Date preceding such Distribution Date minus (ii) the Class B Interest Percentage of such Class of (x) any Non-Supported Interest Shortfall allocated to the Class B Certificates with respect to such Distribution Date and (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class B Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

            LIQUIDATED LOAN: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

            LIQUIDATED LOAN LOSS: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

            LIQUIDATION EXPENSES: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trust Administrator pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

            LIQUIDATION PROCEEDS: Amounts received by a Servicer (including Insurance Proceeds) in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

            LOAN-TO-VALUE RATIO: The ratio, expressed as a percentage, the numerator of which is the principal balance of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

            MASTER SERVICER: Norwest Bank Minnesota, National Association, or its successor in interest.

            MASTER SERVICING FEE: With respect to any Mortgage Loan and any Distribution Date, the fee payable monthly to the Master Servicer pursuant to
Section 6.05 equal to a fixed percentage (expressed as a per annum rate) of the unpaid principal balance of such Mortgage Loan.

            MASTER SERVICING FEE RATE:  As set forth in Section 11.26.

            MID-MONTH RECEIPT PERIOD: With respect to each Distribution Date, the one month period beginning on the Determination Date (or, in the case of the first Distribution Date, from and including the Cut-Off-Date) occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the day preceding the Determination Date immediately preceding such Distribution Date.

            MONTH END INTEREST:  As defined in each Servicing Agreement.

            MONTHLY PAYMENT: As to any Mortgage Loan (including any REO Mortgage
Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

            MORTGAGE: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

            MORTGAGE INTEREST RATE: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

            MORTGAGE  LOAN  PURCHASE  AGREEMENT:   The  mortgage  loan  purchase
agreement dated as of September 29, 1999 between Norwest Mortgage, as seller, and the Seller, as purchaser.

            MORTGAGE LOAN RIDER: The standard  FNMA/FHLMC riders to the Mortgage
Note  and/or  Mortgage  riders  required  when  the  Mortgaged   Property  is  a
condominium unit or a unit in a planned unit development.

            MORTGAGE LOAN SCHEDULE: The list of the Mortgage Loans transferred to the Trust Administrator on the Closing Date as part of the Trust Estate and attached hereto as Exhibits F-1 and F-2, which list may be amended following the Closing Date upon conveyance of a Substitute Mortgage Loan pursuant to Section
2.02 or 2.03 and which list shall set forth at a minimum the following information of the close of business on the Cut-Off Date (or, with respect to Substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage Loan:

                  (i)   the Mortgage Loan identifying number;

                  (ii)  the city, state and zip code of the Mortgaged Property;

                  (iii) the type of property;

                  (iv)  the Mortgage Interest Rate;

                  (v)   the Net Mortgage Interest Rate;

                  (vi)  the Monthly Payment;

                  (vii) the original number of months to maturity;

                  (viii)      the scheduled maturity date;

                  (ix)  the Cut-Off Date Principal Balance;

                  (x)   the Loan-to-Value Ratio at origination;

                  (xi) whether such Mortgage Loan is a Subsidy Loan;

                  (xii) whether such Mortgage Loan is covered by primary mortgage insurance;

                  (xiii)      the Servicing Fee Rate;

                  (xiv) the Master Servicing Fee Rate;

                  (xv)  Fixed Retained Yield, if applicable; and

                  (xvi) for each Exhibit F-2 Mortgage Loan, the name of the Servicer with respect thereto.

            Such schedule may consist of multiple reports that collectively set forth all of the information required.

            MORTGAGE LOANS: Each of the mortgage loans transferred and assigned to the Trust Administrator on the Closing Date pursuant to Section 2.01 and any mortgage loans substituted therefor pursuant to Section 2.02 or 2.03, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

            MORTGAGE  NOTE:  The  note  or  other  evidence  of   indebtedness
evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

            MORTGAGED PROPERTY: The property subject to a Mortgage, which may include Co-op Shares or residential long-term leases.

            MORTGAGOR:  The obligor on a Mortgage Note.

            NET FORECLOSURE PROFITS: As to any Distribution Date, the amount, if any, by which (i) Aggregate Foreclosure Profits with respect to such Distribution Date exceed (ii) Liquidated Loan Losses with respect to such Distribution Date.

            NET LIQUIDATION PROCEEDS: As to any defaulted Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

            NET MORTGAGE INTEREST RATE: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of (a) the applicable Servicing Fee Rate, as set forth in Section 11.25 with respect to such Mortgage Loan, (b) the Master Servicing Fee Rate, as set forth in Section 11.26 with respect to such Mortgage Loan and (c) the Fixed Retained Yield Rate, if any, with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

            NET REO PROCEEDS: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

            NON-PERMITTED FOREIGN HOLDER:  As defined in Section 5.02(d).

            NON-PO  FRACTION:  With respect to any Mortgage  Loan, the lesser of
(i) 1.00 and (ii) the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by 6.500%.

            NONRECOVERABLE ADVANCE: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer, the Master Servicer or the Trust Administrator, as the case may be, and which the Servicer, the Master Servicer or the Trust Administrator determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer, the Master Servicer or the Trust Administrator (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer for redelivery to the Trust Administrator or, in the case of a Master Servicer or a Trust Administrator determination, an Officer's Certificate of the Master Servicer or the Trust Administrator delivered to the Trustee, in each case detailing the reasons for such determination.

            NON-SUPPORTED INTEREST SHORTFALL: With respect to any Distribution Date, the excess, if any, of the aggregate Prepayment Interest Shortfall on the Mortgage Loans over the aggregate Compensating Interest with respect to such Distribution Date. With respect to each Distribution Date occurring on or after the Cross-Over Date, the Non-Supported Interest Shortfall determined pursuant to the preceding sentence will be increased by the amount of any Cross-Over Date Interest Shortfall for such Distribution Date. Any Non-Supported Interest Shortfall will be allocated to (a) the Class A Certificates according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance and
(b) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance.

            NON-U.S. PERSON:  As defined in Section 4.01(f).

            NORWEST MORTGAGE: Norwest Mortgage, Inc., or its successor in interest.

            NORWEST MORTGAGE CORRESPONDENTS: The entities listed on the Mortgage Loan Schedule, from which Norwest Mortgage purchased the Mortgage Loans.

            NORWEST SERVICING AGREEMENT: The Servicing Agreement providing for the servicing of the Exhibit F-1 Mortgage Loans initially by Norwest Mortgage.

            OFFICERS' CERTIFICATE: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant
Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee or the Trust Administrator, as the case may be.

            OPINION OF COUNSEL: A written opinion of counsel, who may be outside or salaried counsel for the Seller, a Servicer or the Master Servicer, or any affiliate of the Seller, a Servicer or the Master Servicer, acceptable to the Trustee if such opinion is to be delivered to the Trustee, or acceptable to the Trust Administrator if such opinion is to be delivered to the Trust Administrator; PROVIDED, HOWEVER, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

            OPTIMAL ADJUSTMENT EVENT: With respect to any Class of Class B Certificates and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Class if: (i) the Principal Balance of such Class on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such Principal Balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and (ii)
(a) the Principal Balance of any Class of Class A Certificates would be subject to further reduction as a result of the third or fifth sentences of the definition of Principal Balance or (b) the Principal Balance of a Class of Class B Certificates with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of clause (ii) of the definition of Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance or Class B-6 Principal Balance.

            ORIGINAL CLASS A PERCENTAGE: The Class A Percentage as of the Cut-Off Date, as set forth in Section 11.04.

            ORIGINAL CLASS A NON-PO PRINCIPAL BALANCE: The sum of the Original Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-R Certificates, as set forth in Section 11.06.

            ORIGINAL CLASS B PRINCIPAL BALANCE: The sum of the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and Original Class B-6 Principal Balance, as set forth in
Section 11.14.

            ORIGINAL CLASS B-1 FRACTIONAL INTEREST: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-1 Fractional Interest is specified in Section 11.16.

            ORIGINAL CLASS B-2 FRACTIONAL INTEREST: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-2 Fractional Interest is specified in Section 11.17.

            ORIGINAL CLASS B-3 FRACTIONAL INTEREST: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-3 Fractional Interest is specified in Section 11.18.

            ORIGINAL CLASS B-4 FRACTIONAL INTEREST: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-4 Fractional Interest is specified in Section 11.19.

            ORIGINAL CLASS B-5 FRACTIONAL INTEREST: As to the first Distribution Date, the percentage obtained by dividing the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-5 Fractional Interest is specified in Section 11.20.

            ORIGINAL CLASS B-1 PERCENTAGE: The Class B-1 Percentage as of the Cut-Off Date, as set forth in Section 11.08.

            ORIGINAL CLASS B-2 PERCENTAGE: The Class B-2 Percentage as of the Cut-Off Date, as set forth in Section 11.09.

            ORIGINAL CLASS B-3 PERCENTAGE: The Class B-3 Percentage as of the Cut-Off Date, as set forth in Section 11.10.

            ORIGINAL CLASS B-4 PERCENTAGE: The Class B-4 Percentage as of the Cut-Off Date, as set forth in Section 11.11.

            ORIGINAL CLASS B-5 PERCENTAGE: The Class B-5 Percentage as of the Cut-Off Date, as set forth in Section 11.12.

            ORIGINAL CLASS B-6 PERCENTAGE: The Class B-6 Percentage as of the Cut-Off Date, as set forth in Section 11.13.

            ORIGINAL CLASS B-1 PRINCIPAL BALANCE: The Class B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            ORIGINAL CLASS B-2 PRINCIPAL BALANCE: The Class B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            ORIGINAL CLASS B-3 PRINCIPAL BALANCE: The Class B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            ORIGINAL CLASS B-4 PRINCIPAL BALANCE: The Class B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            ORIGINAL CLASS B-5 PRINCIPAL BALANCE: The Class B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            ORIGINAL CLASS B-6 PRINCIPAL BALANCE: The Class B-6 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            ORIGINAL PRINCIPAL BALANCE: Any of the Original Principal Balances of the Classes of Class A Certificates as set forth in Section 11.05; the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance,
Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance or Original Class B-6 Principal Balance as set forth in Section 11.15.

            ORIGINAL SUBORDINATED PERCENTAGE: The Subordinated Percentage as of the Cut-Off Date, as set forth in Section 11.07.

            OTHER SERVICER:  Any of the Servicers other than Norwest Mortgage.

            OTHER SERVICING AGREEMENTS: The Servicing Agreements other than the Norwest Servicing Agreement.

            OUTSTANDING MORTGAGE LOAN: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date and which was not repurchased by the Seller prior to such Due Date pursuant to Section 2.02 or 2.03.

            OWNER MORTGAGE LOAN FILE: A file maintained by the Trust Administrator (or the Custodian, if any) for each Mortgage Loan that contains the documents specified in the Servicing Agreements under their respective "Owner Mortgage Loan File" definition or similar definition and/or other provisions requiring delivery of specified documents to the owner of the Mortgage Loan in connection with the purchase thereof, and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

            PARTIAL LIQUIDATION PROCEEDS: Liquidation Proceeds received by a Servicer prior to the month in which the related Mortgage Loan became a Liquidated Loan.

            PARTIAL UNSCHEDULED PRINCIPAL RECEIPT: An Unscheduled Principal Receipt which is not a Full Unscheduled Principal Receipt.

            PAYING AGENT: The Person authorized on behalf of the Trustee, as agent for the Master Servicer, to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be any Person directly or indirectly controlling or controlled by or under common control with the Master Servicer and may be the Trustee or the Trust Administrator. The initial Paying Agent is appointed in Section 4.03(a).

            PAYMENT   ACCOUNT:    The   account    maintained    pursuant   to
Section 4.03(b).

            PERCENTAGE INTEREST: With respect to a Class A Certificate of a Class, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class A Certificates. With respect to a Class B Certificate of a Class, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class B Certificates.

            PERIODIC ADVANCE: The aggregate of the advances required to be made by a Servicer on any Distribution Date pursuant to its Servicing Agreement or by the Master Servicer or the Trust Administrator hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the applicable Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or Trust Administrator and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trust Administrator, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trust Administrator to be Nonrecoverable Advances.

            PERSON:  Any individual,  corporation,  partnership,  joint venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

            PLAN:  As defined in Section 5.02(c).

            PO FRACTION: With respect to any Discount Mortgage Loan, the difference between 1.0 and the Non-PO Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero.

            POOL BALANCE (NON-PO PORTION): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            POOL BALANCE (PO PORTION): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            POOL DISTRIBUTION AMOUNT: As of any Distribution Date, the funds eligible for distribution to the Holders of the Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made by a Servicer pursuant to the related Servicing Agreement or Periodic Advances made by the Master Servicer or the Trust Administrator pursuant to Section 3.03 and
(iii) all other amounts required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trust Administrator on or prior to the Distribution Date, but excluding the following:

                  (a) amounts received as late payments of principal or interest and respecting which the Master Servicer or the Trust Administrator has made one or more unreimbursed Periodic Advances;

                  (b) the portion of Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances by the Master Servicer or the Trust Administrator;

                  (c) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the Fixed Retained Yield, if any, (ii) the Servicing Fee and (iii) the Master Servicing Fee;

                  (d) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

                  (e) all Unscheduled Principal Receipts received by the Servicers after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

                  (f) all repurchase proceeds with respect to Mortgage Loans repurchased by the Seller pursuant to Section 2.02 or 2.03 on or following the Due Date in the month in which such Distribution Date occurs and the difference between the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs and the unpaid principal balance of such defective Mortgage Loan;

                  (g) that portion of Liquidation Proceeds and REO Proceeds which represents any unpaid Servicing Fee or Master Servicing Fee;

                  (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

                  (i) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Mortgage Loans, to the extent not covered by clauses (a) through (h) above, or not required to be deposited in the Certificate Account under this Agreement;

                  (j)   Net Foreclosure Profits;

                  (k)   Month End Interest; and

                  (l) the amount of any Recoveries in respect of principal which had previously been allocated as a loss to one or more Classes of the Class A or Class B Certificates pursuant to Section 4.02 other than Recoveries covered by the last sentence of Section 4.02(d).

            POOL SCHEDULED  PRINCIPAL BALANCE:  As to any Distribution Date, the
aggregate Scheduled Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

            PREPAYMENT IN FULL: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

            PREPAYMENT INTEREST SHORTFALL: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full (but in the case of a Prepayment in Full where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period, only if the date of the Prepayment in Full is on or after the Determination Date in the month prior to the month of such Distribution Date and prior to the first day of the month of such Distribution
Date) through the last day of the month prior to the month of such Distribution Date.

            PREPAYMENT SHIFT PERCENTAGE: As to any Distribution Date, the percentage indicated below:

                                                      Prepayment Shift
           Distribution Date Occurring In                Percentage
           ------------------------------                ----------

October 1999 through September 2004.............             0%
October 2004 through September 2005.............             30%
October 2005 through September 2006.............             40%
October 2006 through September 2007.............             60%
October 2007 through September 2008.............             80%
October 2008 and thereafter.....................            100%

            PRINCIPAL  ADJUSTMENT:  In the  event  that the  Class  B-1  Optimal
Principal  Amount,  Class  B-2  Optimal  Principal  Amount,  Class  B-3  Optimal
Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount or Class B-6 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for such Class of Class B Certificates shall equal the difference between (i) the amount that would have been distributed to such Class as principal in accordance with Section 4.01(a) for such Distribution Date, calculated without regard to such proviso and assuming there are no Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Class.

            PRINCIPAL BALANCE: As of the first Determination Date and as to any Class of Class A Certificates, the Original Principal Balance of such Class. As of any subsequent Determination Date prior to the Cross-Over Date and as to any Class of Class A Certificates (other than the Class A-PO Certificates), the Original Principal Balance of such Class (increased in the case of the Accrual Certificates by the Accrual Distribution Amounts with respect to prior Distribution Dates for the Accrual Certificates) less the sum of (a) all amounts previously distributed in respect of such Class on prior Distribution Dates (i) pursuant to Paragraph third clause (A) of Section 4.01(a), (ii) as a result of a Principal Adjustment and (iii), if applicable, from the Accrual Distribution Amounts for such prior Distribution Dates and (b) the Realized Losses allocated through such Determination Date to such Class pursuant to Section 4.02(b). After the Cross-Over Date, each such Principal Balance will also be reduced (a "Loss Reduction") on each Determination Date by an amount equal to the product of the Class A Loss Percentage of such Class and the excess, if any, of (i) the Class A Non-PO Principal Balance as of such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

            As of any subsequent Determination Date prior to the Cross-Over Date and as to the Class A-PO Certificates, the Original Principal Balance of such Class less the sum of (a) all amounts previously distributed in respect of the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a) and (b) the Realized Losses allocated through such Determination Date to the Class A-PO Certificates pursuant to
Section 4.02(b). After the Cross-Over Date, such Principal Balance will also be reduced on each Determination Date by an amount equal to the difference, if any, between such Principal Balance as of such Determination Date without regard to this sentence and the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

            As to the Class B Certificates, the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance, respectively.

            PRINCIPAL PREPAYMENT: Any Mortgagor payment on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

            PRIOR MONTH RECEIPT PERIOD: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

            PRIORITY AMOUNT:  For any  Distribution  Date, the lesser of (i) the
Principal Balance of the Class A-4 Certificates and (ii) the sum of (A) the product of (1) the Priority Percentage and (2) the Scheduled Principal Amount and (B) the product of (1) the Priority Percentage, (2) the Prepayment Shift Percentage and (3) the Unscheduled Principal Amount.

            PRIORITY PERCENTAGE: The Principal Balance of the Class A-4 Certificates divided by the Pool Balance (Non-PO Portion).

            PROHIBITED TRANSACTION TAX: Any tax imposed under Section 860F of the Code.

            PRUDENT SERVICING PRACTICES: The standard of care set forth in each Servicing Agreement.

            RATING AGENCY: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates are DCR and S&P. The Rating Agency for the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates is DCR. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean D-1+ in the case of DCR, A-1+ in the case of S&P and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA in the case of S&P and DCR, and in the case of any other Rating Agency shall mean its equivalent of such rating without any plus or minus.

            REALIZED LOSSES: With respect to any Distribution Date, (i) Liquidated Loan Losses (including Special Hazard Losses and Fraud Losses) and
(ii) Bankruptcy Losses incurred in the month preceding the month of such Distribution Date.

            RECORD DATE: The last Business Day of the month preceding the month of the related Distribution Date.

            RECOVERY: Any amount received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Loan.

            RELEVANT ANNIVERSARY:  See "BANKRUPTCY LOSS AMOUNT."

            REMIC: A "real estate mortgage investment conduit" as defined in Code Section 860D. "The REMIC" means the REMIC constituted by the Trust Estate.

            REMIC PROVISIONS: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

            REMITTANCE DATE:  As defined in each of the Servicing Agreements.

            REO MORTGAGE LOAN: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

            REO PROCEEDS: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

            REQUEST FOR RELEASE: A request for release in substantially the form attached as Exhibit G hereto.

            RESPONSIBLE OFFICER: When used with respect to the Trustee or the Trust Administrator, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee or the Trust Administrator, as the case may be, customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            RULE 144A: Rule 144A promulgated under the Securities Act of 1933, as amended.

            S&P:  Standard & Poor's, or its successor in interest.

            SCHEDULED PRINCIPAL AMOUNT: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses y(i) and y(iv) of the definition of Class A Non-PO Optimal Principal Amount, but without such amounts being multiplied by the Class A Percentage.

            SCHEDULED PRINCIPAL BALANCE: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received or applied by the applicable Servicer during the related Unscheduled Principal Receipt Period for each applicable type of Unscheduled Principal Receipt related to the Distribution Date occurring in the month preceding such Distribution Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

            SELLER: Norwest Asset Securities Corporation, or its successor in interest.

            SERVICER MORTGAGE LOAN FILE: As defined in each of the Servicing Agreements.

            SERVICERS: Each of Norwest Mortgage, Inc., First Union Mortgage Corporation, Citicorp Mortgage, Inc., Firstar Bank, NA and The Huntington Mortgage Company, as Servicer under the related Servicing Agreement.

            SERVICING AGREEMENTS: Each of the Servicing Agreements executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are attached hereto, collectively, as Exhibit L.

            SERVICING FEE: With respect to any Servicer, as defined in its Servicing Agreement.

            SERVICING FEE RATE: With respect to a Mortgage Loan, as set forth in Section 11.25.

            SERVICING OFFICER: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans.

            SIMILAR LAW:  As defined in Section 5.02(c).

            SINGLE CERTIFICATE: A Certificate of any Class that evidences the smallest permissible Denomination for such Class, as set forth in
Section 11.24.

            SPECIAL HAZARD LOSS: (i) A Liquidated Loan Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement and (b) any loss caused by or resulting from:

                  (1)   normal wear and tear;

                  (2) infidelity, conversion or other dishonest act on the part of the Trustee, the Trust Administrator or the Servicer or any of their agents or employees; or

                  (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or (ii) any Liquidated Loan Loss suffered by the Trust Estate arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to the Servicing Agreement.

            SPECIAL HAZARD LOSS AMOUNT: As of any Distribution Date, an amount equal to $3,378,649.63 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to the Class B Certificates in accordance with
Section 4.02(a) and (ii) the Special Hazard Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-Off Date, the Special Hazard Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Special Hazard Adjustment Amount for such anniversary) exceeds the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary, (B) twice the outstanding principal balance of the Mortgage Loan in the Trust Estate which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary and (C) that which is necessary to maintain the original ratings on the Certificates as evidenced by letters to that effect delivered by Rating Agencies to the Master Servicer and the Trust Administrator. On and after the Cross-Over Date, the Special Hazard Loss Amount shall be zero.

            SPECIAL HAZARD PERCENTAGE: As of each anniversary of the Cut-Off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

            STARTUP DAY:  As defined in Section 2.05.

            SUBORDINATED   PERCENTAGE:   As  to  any  Distribution  Date,  the
percentage which is the difference between 100% and the Class A Percentage for such date.

            SUBORDINATED PREPAYMENT PERCENTAGE: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Prepayment Percentage for such date.

            SUBSIDY LOAN: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the Mortgage Loan Schedule.

            SUBSTITUTE MORTGAGE LOAN:  As defined in Section 2.02.

            SUBSTITUTION PRINCIPAL AMOUNT: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Section 2.03, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the Substitute Mortgage Loan, each balance being determined as of the date of substitution.

            TRUST ADMINISTRATOR: First Union National Bank, a national banking association with its principal office located in Charlotte, North Carolina, or any successor trust administrator appointed as herein provided.

            TRUST ESTATE: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans (other than any Fixed Retained Yield), such amounts as may be held from time to time in the Certificate Account (other than any Fixed Retained Yield), the rights of the Trust Administrator, on behalf of the Trustee, to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained hereunder or under the related Servicing Agreement and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            TRUSTEE:   United  States  Trust  Company  of  New  York,  or  any
successor trustee appointed as herein provided.

            UNPAID INTEREST SHORTFALLS: Each of the Class A Unpaid Interest Shortfalls, the Class B-1 Unpaid Interest Shortfall, the Class B-2 Unpaid Interest Shortfall, the Class B-3 Unpaid Interest Shortfall, the Class B-4 Unpaid Interest Shortfall, the Class B-5 Unpaid Interest Shortfall and the Class B-6 Unpaid Interest Shortfall.

            UNSCHEDULED PRINCIPAL AMOUNT: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses y(ii) and y(iii) of the definition of Class A Non-PO Optimal Principal Amount, but without such amounts being multiplied by the Class A Prepayment Percentage.

            UNSCHEDULED PRINCIPAL RECEIPT: Any Principal Prepayment or other recovery of principal on a Mortgage Loan, including, without limitation,
Liquidation Proceeds, Net REO Proceeds and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices, but excluding any Net Foreclosure Profits and proceeds of a repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amounts. Except as set forth in the last sentence of
Section 4.02(d), a Recovery shall not be treated as an Unscheduled Principal Receipt.

            UNSCHEDULED PRINCIPAL RECEIPT PERIOD: Either a Mid-Month Receipt Period or a Prior Month Receipt Period.

            U.S. PERSON:  As defined in Section 4.01(f).

            VOTING INTEREST: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, the Holders of each Class of Certificates will collectively be entitled to the then applicable percentage of the aggregate Voting Interest represented by all Certificates equal to the ratio obtained by dividing the Principal Balance of such Class by the sum of the Class A Principal Balance and the Class B Principal Balance. Each Certificateholder of a Class will have a Voting Interest equal to the product of the Voting Interest to which such Class is collectively entitled and the Percentage Interest in such Class represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class of Certificates or specified Classes of Certificates, each Certificateholder of a Class will have a Voting Interest in such Class equal to such Holder's Percentage Interest in such Class.

            WEIGHTED AVERAGE NET MORTGAGE INTEREST RATE: As to any Distribution Date, a rate per annum equal to the average, expressed as a percentage of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans.

SECTION 1.02      ACTS OF HOLDERS.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Trust Administrator. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust Administrator, if made in the manner provided in this Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee or the Trust Administrator deems sufficient.

            (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee, the Trust Administrator and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Trust Administrator, the Seller nor the Master Servicer shall be affected by any notice to the contrary.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Trust Administrator, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

SECTION 1.03      EFFECT OF HEADINGS AND TABLE OF CONTENTS.

            The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

SECTION 1.04      BENEFITS OF AGREEMENT.

            Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

SECTION 2.01      CONVEYANCE OF MORTGAGE LOANS.

            The Seller, concurrently with the execution and delivery hereof, does hereby assign to the Trustee, without recourse all the right, title and interest of the Seller in and to (a) the Trust Estate, including all interest (other than the portion, if any, representing the Fixed Retained Yield) and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date and Unscheduled Principal Receipts received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans and
(d) proceeds of all the foregoing.

            In connection with such assignment, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Trust Administrator, as initial Custodian, on or before the Closing Date, an Owner Mortgage Loan File. If any Mortgage or an assignment of a Mortgage to the Trust Administrator or any prior assignment is in the process of being recorded on the Closing Date, the Seller shall deliver a copy thereof, certified by Norwest Mortgage or the applicable Norwest Mortgage Correspondent to be a true and complete copy of the document sent for recording, and the Seller shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Trust Administrator promptly following its recordation, but in no event later than one (1) year following the Closing Date. The Seller shall also cause to be delivered to the Trust Administrator any other original mortgage loan document to be included in the Owner Mortgage Loan File if a copy thereof has been delivered. The Seller shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate by reason of the failure of the Seller to cause to be delivered to the Trust Administrator within one (1) year following the Closing Date any original Mortgage or assignment of a Mortgage not delivered to the Trust Administrator on the Closing Date.

            In lieu of recording an assignment of any Mortgage the Seller may, to the extent set forth in the applicable Servicing Agreement, deliver or cause to be delivered to the Trust Administrator the assignment of the Mortgage Loan from the Seller to the Trust Administrator in a form suitable for recordation, together with an Opinion of Counsel to the effect that recording is not required to protect the Trustee's right, title and interest in and to the related Mortgage Loan or, in case a court should recharacterize the sale of the Mortgage Loans as a financing, to perfect a first priority security interest in favor of the Trustee in the related Mortgage Loan. In the event that the Master Servicer receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Master Servicer shall promptly notify the Trust Administrator and the Trust Administrator shall within five Business Days (or such other reasonable period of time mutually agreed upon by the Master Servicer and the Trust Administrator) of its receipt of such notice deliver each previously unrecorded assignment to the related Servicer for recordation.

SECTION 2.02      ACCEPTANCE BY TRUST ADMINISTRATOR.

            The Trust  Administrator,  on behalf  of the  Trustee,  acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents required to be delivered on the Closing Date pursuant to Section 2.01 above and declares that it holds and will hold such documents and the other documents constituting a part of the Owner Mortgage Loan Files delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trust Administrator agrees, for the benefit of Certificateholders, to review each Owner Mortgage Loan File within 45 days after execution of this Agreement in order to ascertain that all required documents set forth in Section 2.01 have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule, and in so doing the Trust Administrator may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If within such 45 day period the Trust Administrator finds any document constituting a part of an Owner Mortgage Loan File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Trust Administrator shall promptly (and in no event more than 30 days after the discovery of such defect) notify the Seller, which shall have a period of 60 days after the date of such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trust Administrator's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Mortgage Interest Rate, less any Fixed Retained Yield, through the last day of the month in which such repurchase takes place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Seller set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such Substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

            In the case of a repurchased Mortgage Loan or property, the purchase price shall be deposited by the Seller in the Certificate Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a Substitute Mortgage Loan, the Owner Mortgage Loan File relating thereto shall be delivered to the Trust Administrator and the Substitution Principal Amount, together with
(i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by the Servicer, the Master Servicer or the Trust Administrator with respect to such Mortgage Loan, shall be deposited in the Certificate Account. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Trust Administrator of written notification of any such deposit signed by an officer of the Seller, or the new Owner Mortgage Loan File, as the case may be, the Trust Administrator shall release to the Seller the related Owner Mortgage Loan File and shall execute and deliver such instrument of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders, the Trust Administrator on behalf of the Trustee and the Trustee on behalf of the Certificateholders. The failure of the Trust Administrator to give any notice contemplated herein within forty-five (45) days after the execution of this Agreement shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this Section 2.02.

            The Trust Administrator may, concurrently with the execution and delivery hereof or at any time thereafter, enter into a Custodial Agreement substantially in the form of Exhibit E hereto pursuant to which the Trust Administrator appoints a Custodian to hold the Mortgage Notes, the Mortgages, the assignments and other documents related to the Mortgage Loans received by the Trust Administrator, as agent for the Trustee in trust for the benefit of all present and future Certificateholders, which may provide, among other things, that the Custodian shall conduct the review of such documents required under the first paragraph of this Section 2.02.

SECTION 2.03      REPRESENTATIONS AND WARRANTIES OF THE MASTER SERVICER AND
            THE SELLER.

            (a) The Master Servicer hereby represents and warrants to the Trustee and the Trust Administrator for the benefit of Certificateholders that, as of the date of execution of this Agreement:

                     (i)The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States;

                     (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                     (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee, the Trust Administrator and the Seller, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                     (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would affect its performance hereunder; and

                     (v)No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trust Administrator or the Custodian.

            (b) The Seller hereby represents and warrants to the Trustee and the Trust Administrator for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

                     (i)The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

                     (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

                     (iii) The Mortgage is a valid,  subsisting and  enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing
      corporation,   any  lien  for  amounts  due  to  the  cooperative  housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trust Administrator or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trustee;

                     (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trust Administrator or the Custodian pursuant to Section 2.01;

                     (v)All taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

                     (vi) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

                     (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; PROVIDED, HOWEVER, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trust Administrator by the Seller;

                     (viii) Except for Mortgage Loans secured by Co-op Shares and Mortgage Loans secured by residential long-term leases, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

                     (ix) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

                     (x)To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

                     (xi) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 12 months preceding the Cut-Off Date;

                     (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

                     (xiii) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

                     (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather and escrow funds for the completion of swimming pools); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

                     (xv) The Mortgage Loan (except any Mortgage Loan secured by a Mortgaged Property located in any jurisdiction, as to which an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to
      (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trust Administrator, on behalf of the Trustee, of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trust Administrator, on behalf of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

                     (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to FNMA or FHLMC against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

                     (xvii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

                     (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                     (xix) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

                     (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

                     (xxi) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

                     (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements;

                     (xxiii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

                     (xxiv) With respect to each Mortgage where a lost note affidavit has been delivered to the Trust Administrator in place of the related Mortgage Note, the related Mortgage Note is no longer in existence;

                     (xxv) In the event that the Mortgagor is an inter vivos "living" trust, (i) such trust is in compliance with FNMA or FHLMC standards for inter vivos trusts and (ii) holding title to the Mortgaged Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated; and

                     (xxvi) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the  representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files to the Trust Administrator and shall inure to the benefit of the Trust Administrator, on behalf of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            (c) Upon discovery by either the Seller, the Master Servicer, the Trust Administrator, the Trustee or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of the earlier of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (A) 100% of the unpaid principal balance of such Mortgage Loan plus (B) accrued interest at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase took place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. The purchase price of any repurchase described in this paragraph and the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, the Trust Administrator on behalf of the Trustee, or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

SECTION 2.04      EXECUTION AND DELIVERY OF CERTIFICATES.

            The Trust Administrator acknowledges the assignment to it of the Mortgage Loans and the delivery of the Owner Mortgage Loan Files to it, and, concurrently with such delivery, has executed and delivered to or upon the order of the Seller, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.

SECTION 2.05      DESIGNATION OF CERTIFICATES; DESIGNATION OF
                  STARTUP DAY AND LATEST POSSIBLE MATURITY DATE.

            The Seller hereby designates the Classes of Class A Certificates (other than the Class A-R Certificate) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of the REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the REMIC is October 25, 2029 for purposes of Code Section 860G(a)(1).

                                   ARTICLE III

                ADMINISTRATION OF THE TRUST ESTATE: SERVICING
                              OF THE MORTGAGE LOANS

SECTION 3.01      CERTIFICATE ACCOUNT.

            (a) The Master Servicer shall establish and maintain a Certificate Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Seller of the location of the Certificate Account and of any change in the location thereof.

            (b) The Master Servicer shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements:

                     (i)Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trust Administrator, if any and any amounts deemed received by the Master Servicer pursuant to Section 3.01(d); and

                     (ii) in the case of any Mortgage Loan that is repurchased by the Seller pursuant to Section 2.02 or 2.03 or that is auctioned by the Master Servicer pursuant to Section 3.08 or purchased by the Master Servicer pursuant to Section 3.08 or 9.01, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

            (c) The Master Servicer shall cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause the Trust Estate to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date shall be invested for the account of the Master Servicer and any investment income thereon shall be additional compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

            (d) For purposes of this Agreement, the Master Servicer will be deemed to have received from a Servicer on the applicable Remittance Date for such funds all amounts deposited by such Servicer into the Custodial Account for P&I maintained in accordance with the applicable Servicing Agreement, if such Custodial Account for P&I is not an Eligible Account as defined in this Agreement, to the extent such amounts are not actually received by the Master Servicer on such Remittance Date as a result of the bankruptcy, insolvency, receivership or other financial distress of the depository institution in which such Custodial Account for P&I is being held. To the extent that amounts so deemed to have been received by the Master Servicer are subsequently remitted to the Master Servicer, the Master Servicer shall be entitled to retain such amounts.

SECTION 3.02      PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT.

            (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

                     (i)to reimburse the Master Servicer, the Trust Administrator or any Servicer for Periodic Advances made by the Master Servicer or the Trust Administrator pursuant to Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause
      (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 3.08 or 9.01) respecting which any such Periodic Advance was made;

                     (ii) to reimburse any Servicer, the Master Servicer or the Trust Administrator for any Periodic Advances determined in good faith to have become Nonrecoverable Advances provided, however, that any portion of Nonrecoverable Advances representing Fixed Retained Yield shall be reimbursable only from amounts constituting Fixed Retained Yield and not from the assets of the Trust Estate;

                     (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

                     (iv) from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, to pay the Master Servicing Fee with respect to such Mortgage Loan to the Master Servicer;

                     (v)to reimburse the Master Servicer, any Servicer or the Trust Administrator (or, in certain cases, the Seller) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.03(c), 3.03(d) or 6.03 or the second sentence of Section 8.14(a) or pursuant to such Servicer's Servicing Agreement, provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

                     (vi) to pay to the Seller or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.02 or 2.03 or auctioned pursuant to Section 3.08 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 3.08 or 9.01, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

                     (vii) to remit funds to the Paying Agent in the amounts and in the manner provided for herein;

                     (viii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Certificate Account;

                     (ix) to pay to the Master Servicer or any Servicer out of Liquidation Proceeds allocable to interest the amount of any unpaid Master Servicing Fee or Servicing Fee (as adjusted pursuant to the related Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

                     (x)to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein;

                     (xi) to clear and terminate the Certificate Account pursuant to Section 9.01; and

                     (xii) to pay to Norwest Mortgage from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, the Fixed Retained Yield, if any, with respect to such Mortgage Loan; provided, however, that with respect to any payment of interest received by the Master Servicer in respect of a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds, Insurance Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment of interest that bears the same relationship to the total amount of such payment of interest as the Fixed Retained Yield Rate, if any, in respect of such Mortgage Loan bears to the Mortgage Interest Rate shall be allocated to the Fixed Retained Yield with respect thereto.

            (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account.

SECTION 3.03      ADVANCES BY MASTER SERVICER AND TRUST ADMINISTRATOR.

            (a) In the event an Other Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the related Other Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. In the event Norwest Mortgage fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the Norwest Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Trust Administrator shall, to the extent required by Section 8.15, make such Periodic Advance to the extent provided hereby, provided that the Trust Administrator has previously received the certificate of the Master Servicer described in the following sentence. The Master Servicer shall certify to the Trust Administrator with respect to any such Distribution Date (i) the amount of Periodic Advances required of Norwest Mortgage or such Other Servicer, as the case may be, (ii) the amount actually advanced by Norwest Mortgage or such Other Servicer, (iii) the amount that the Trust Administrator or Master Servicer is required to advance hereunder and (iv) whether the Master Servicer has determined that it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Trust Administrator or Master Servicer shall be deposited in the Certificate Account on the related Distribution Date. Notwithstanding the foregoing, neither the Master Servicer nor the Trust Administrator will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trust Administrator may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

            (b) To the extent an Other Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the related Other Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums. To the extent Norwest Mortgage fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the Norwest Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of Norwest Mortgage, certify to the Trust Administrator that such failure has occurred. Upon receipt of such certification, the Trust Administrator shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

            (c) The Master Servicer and the Trust Administrator shall each be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in Section 3.02(a)(i) and (a)(ii). The Master Servicer and the Trust Administrator shall be entitled to be reimbursed pursuant to Section 3.02(a)(v) for any advance by it pursuant to Section 3.03(b). The Master Servicer shall diligently pursue restoration of such amount to the Certificate Account from the related Servicer. The Master Servicer shall, to the extent it has not already done so, upon the request of the Trust Administrator, withdraw from the Certificate Account and remit to the Trust Administrator any amounts to which the Trust Administrator is entitled as reimbursement pursuant to Section 3.02 (a)(i), (ii) and (v).

            (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trust Administrator shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Certificate Account.

SECTION 3.04 TRUST ADMINISTRATOR TO COOPERATE; RELEASE OF OWNER MORTGAGE LOAN FILES.

            Upon the receipt by the Master Servicer of a Request for Release in connection with the deposit by a Servicer into the Certificate Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer shall confirm to the Trust Administrator that all amounts required to be remitted to the Certificate Account in connection with such Mortgage Loan have been so deposited, and shall deliver such Request for Release to the Trust Administrator. The Trust Administrator shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

            From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request to the Trust Administrator and the Trust Administrator shall, within five Business Days, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return each and every document previously requested from the Owner Mortgage Loan File to the Trust Administrator by the twenty-first day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Owner Mortgage Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trust Administrator a certificate of the Master Servicer or such Servicer certifying as to the name and address of the Person to which such Owner Mortgage Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an Officer's Certificate of the Master Servicer or such Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Request for Release shall be released by the Trust Administrator to the Master Servicer or such Servicer, as appropriate.

            Upon written certification of the Master Servicer or the Servicer of a Mortgage Loan, the Trust Administrator shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trust Administrator and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trust Administrator will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

SECTION 3.05 REPORTS TO THE TRUSTEE AND TRUST ADMINISTRATOR; ANNUAL COMPLIANCE STATEMENTS.

            (a) Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee and the Trust Administrator a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date stating that all distributions required to be made by the Master Servicer under this Agreement have been made (or, if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from such account for each category of deposit and withdrawal specified in Sections 3.01 and 3.02. Such statement may be in the form of the then current FNMA monthly accounting report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate unpaid principal balance of all of the Mortgage Loans as of the close of business as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trust Administrator to any Certificateholder upon written request, provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trust Administrator.

            (b) The Master Servicer shall deliver to the Trustee and the Trust Administrator on or before April 30 of each year, a certificate signed by an officer of the Master Servicer, certifying that (i) such officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this agreement and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, and, (iii) (A) the Master Servicer has received from each Servicer any financial statements, officer's certificates, accountant's statements or other information required to be provided to the Master Servicer pursuant to the related Servicing Agreement and (B) to the best of such officer's knowledge, based on a review of the information provided to the Master Servicer by each Servicer as described in (iii)(A) above, each Servicer has performed and fulfilled its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof. Copies of such officers' certificate shall be provided by the Trust Administrator to any Certificateholder upon written request provided such certificate is delivered, or caused to be delivered, by the Master Servicer to the Trust Administrator.

SECTION 3.06      TITLE, MANAGEMENT AND DISPOSITION OF ANY REO MORTGAGE LOAN.

            The Master Servicer shall ensure that each REO Mortgage Loan is administered by the related Servicer at all times so that it qualifies as "foreclosure property" under the REMIC Provisions and that it does not earn any "net income from foreclosure property" which is subject to tax under the REMIC Provisions. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of REO Mortgage Loan, the Trust Administrator shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Trust Administrator shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trust Administrator, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of an REO Mortgage Loan.

SECTION 3.07 AMENDMENTS TO SERVICING AGREEMENTS, MODIFICATION OF STANDARD PROVISIONS.

            (a) Subject to the prior written consent of the Trustee and the Trust Administrator pursuant to Section 3.07(b), the Master Servicer from time to time may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee and the Trust Administrator such Opinion of Counsel and an Officer's Certificate setting forth
(i) the provision that is to be modified or amended, (ii) the modification or amendment that the Master Servicer desires to issue and (iii) the reason or reasons for such proposed amendment or modification.

            (b) The Trustee and the Trust Administrator shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity or to further effect or protect the rights of the Certificateholders or (ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of reasonable expectation of an adverse effect on Certificateholders may be established through the delivery to the Trustee and the Trust Administrator of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Notwithstanding the two immediately preceding sentences, either the Trustee or the Trust Administrator may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

            (c) (i) Notwithstanding anything to the contrary in this Section 3.07, the Master Servicer from time to time may, without the consent of any Certificateholder, the Trustee, or the Trust Administrator, enter into an amendment (A) to an Other Servicing Agreement for the purpose of (i) eliminating or reducing Month End Interest and (ii) providing for the remittance of Full Unscheduled Principal Receipts by the applicable Servicer to the Master Servicer not later than the 24th day of each month (or if such day is not a Business Day, on the previous Business Day) or (B) to the Norwest Servicing Agreement for the purpose of changing the applicable Remittance Date to the 18th day of each month (or if such day is not a Business Day, on the previous Business
         Day).

                 (ii) The Master Servicer may direct Norwest Mortgage to enter into an amendment to the Norwest Servicing Agreement for the purposes described in Sections 3.07(c)(i)(B) and 10.01(b)(iii).

SECTION 3.08      OVERSIGHT OF SERVICING.

            The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations (including the obligation to maintain an Errors and Omissions Policy and Fidelity Bond) that are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and with the Trustee's and the Trust Administrator's and the Certificateholders' reliance on the Master Servicer, and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by a Servicer with certain provisions of its Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. In no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates,
(ii) the loss by the Trust Estate of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on the REMIC or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause (ii) or (iii) of the preceding sentence.

            For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Trust Administrator or the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate if it would be a "significant modification" within the meaning of Section 1.860G-2(b) of the regulations of the U.S. Department of the Treasury. No modification shall be approved unless (i) the modified Mortgage Loan would qualify as a Substitute Mortgage Loan under Section 2.02 and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the Mortgage Loan, there is delivered to the Trust Administrator an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes as described in the preceding sentence.

            During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to encourage such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

            The relationship of the Master Servicer to the Trustee and the Trust Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to Section 6.06) through one or more subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trust Administrator on behalf of the Trustee shall furnish the Master Servicer or its subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

            The Seller shall be entitled to repurchase at its option (i) any defaulted Mortgage Loan or any Mortgage Loan as to which default is reasonably foreseeable from the Trust Estate if, in the Seller's judgment, the default is not likely to be cured by the Mortgagor or (ii) any Mortgage Loan in the Trust Estate which, pursuant to paragraph 5(b) of the Mortgage Loan Purchase Agreement, Norwest Mortgage requests the Seller to repurchase and to sell to Norwest Mortgage to facilitate the exercise of Norwest Mortgage's rights against the originator or a prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate for such Mortgage Loan, through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Master Servicer shall provide to the Trust Administrator the certification required by Section 3.04 and the Trust Administrator and the Custodian, if any, shall promptly release to the Seller the Owner Mortgage Loan File relating to the Mortgage Loan being repurchased.

            In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of
Section 860G of the Code and (ii) the Master Servicer is unable to enforce the obligation of the Seller to purchase such Mortgage Loan pursuant to Section 2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Trust Administrator shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Trust Administrator shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trust Administrator, the Master Servicer nor any Servicer, acting on behalf of the Trust Administrator, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

            The Master Servicer, on behalf of the Trust Administrator, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or
(ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or the REMIC.

            The Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

SECTION 3.09      TERMINATION AND SUBSTITUTION OF SERVICING AGREEMENTS.

            Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Seller and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer, based upon such certification, the Trustee shall promptly terminate such Servicing Agreement. Notwithstanding the foregoing, in the event that (i) Norwest Mortgage fails to make any advance, as a consequence of which the Trust Administrator is obligated to make an advance pursuant to Section 3.03 and (ii) the Trust Administrator provides Norwest Mortgage written notice of the failure to make such advance and such failure shall continue unremedied for a period of 15 days after receipt of such notice, the Trust Administrator shall recommend to the Trustee the termination of the Norwest Servicing Agreement without the recommendation of the Master Servicer and upon such recommendation, the Trustee shall terminate the Norwest Servicing Agreement. The Master Servicer shall indemnify the Trustee and the Trust Administrator and hold each harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee or the Trust Administrator in connection with termination of such Servicing Agreement at the direction of the Master Servicer. In addition, the Master Servicer shall indemnify the Trustee and hold it harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorney's fees) arising out of, or assessed against the Trustee in connection with the termination of the Norwest Servicing Agreement as provided in the second preceding sentence. If the Trustee terminates such Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Trust Administrator, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing Agreement. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by such Servicer, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

SECTION 3.10      APPLICATION OF NET LIQUIDATION PROCEEDS.

            For all purposes under this agreement, Net Liquidation Proceeds received from a Servicer shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

SECTION 3.11      1934 ACT REPORTS.

            The Master Servicer shall, on behalf of the Seller, make all filings required to be made by the Seller with respect to the Class A Certificates (other than the Class A-PO Certificates) pursuant to the Securities Exchange Act of 1934, as amended.

                                   ARTICLE IV

                  DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

SECTION 4.01      DISTRIBUTIONS.

            (a) On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows:

                  first, to the Classes of Class A Certificates, pro rata, based upon their respective Interest Accrual Amounts, in an aggregate amount up to the Class A Interest Accrual Amount with respect to such Distribution Date; provided that prior to the Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest to the Accrual Certificates pursuant to this provision will instead be distributed in reduction of the Principal Balances of certain Classes of Class A Certificates, in each case in accordance with Section 4.01(b);

                  second, to the Classes of Class A Certificates, pro rata, based upon their respective Class A Unpaid Interest Shortfalls, in an aggregate amount up to the Aggregate Class A Unpaid Interest Shortfall; provided that prior to the Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of unpaid interest shortfalls to the Accrual Certificates pursuant to this provision will instead be distributed in reduction of the Principal Balances of certain Classes of Class A Certificates, in each case in accordance with
      Section 4.01(b);

                  third,  concurrently,  to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Class A Non-PO Optimal Principal Amount and Class A-PO Optimal Principal Amount, (A) to the Classes of Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Class A Non-PO Optimal Principal Amount, such distribution to be allocated among such Classes in accordance with Section 4.01(b) or Section 4.01(c), as applicable, and (B) to the Class A-PO Certificates in an amount up to the Class A-PO Optimal Principal Amount;

                  fourth, to the Class A-PO Certificates in an amount up to the Class A-PO Deferred Amount from amounts otherwise distributable (without regard to this Paragraph fourth) first to the Class B-6 Certificates pursuant to Paragraph twenty-second, below, second to the Class B-5 Certificates pursuant to Paragraph nineteenth, below, third to the Class B-4 Certificates pursuant to Paragraph sixteenth, below, fourth to the Class B-3 Certificates pursuant to Paragraph thirteenth, below, fifth to the Class B-2 Certificates pursuant to Paragraph tenth below, and sixth to the Class B-1 Certificates pursuant to Paragraph seventh below;

                  fifth, to the Class B-1 Certificates in an amount up to the Interest Accrual Amount for the Class B-1 Certificates with respect to such Distribution Date;

                  sixth, to the Class B-1 Certificates in an amount up to the Class B-1 Unpaid Interest Shortfall;

                  seventh, to the Class B-1 Certificates in an amount up to the Class B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-1 Certificates pursuant to this Paragraph seventh will be reduced by the amount, if any, that would have been distributable to the Class B-1 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

                  eighth, to the Class B-2 Certificates in an amount up to the Interest Accrual Amount for the Class B-2 Certificates with respect to such Distribution Date;

                  ninth, to the Class B-2 Certificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

                  tenth, to the Class B-2 Certificates in an amount up to the Class B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-2 Certificates pursuant to this Paragraph tenth will be reduced by the amount, if any, that would have been distributable to the Class B-2 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

                  eleventh, to the Class B-3 Certificates in an amount up to the Interest Accrual Amount for the Class B-3 Certificates with respect to such Distribution Date;

                  twelfth, to the Class B-3 Certificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

                  thirteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-3 Certificates pursuant to this Paragraph thirteenth will be reduced by the amount, if any, that would have been distributable to the Class B-3 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

                  fourteenth, to the Class B-4 Certificates in an amount up to the Interest Accrual Amount for the Class B-4 Certificates with respect to such Distribution Date;

                  fifteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

                  sixteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-4 Certificates pursuant to this Paragraph sixteenth will be reduced by the amount, if any, that would have been distributable to the Class B-4 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

                  seventeenth, to the Class B-5 Certificates in an amount up to the Interest Accrual Amount for the Class B-5 Certificates with respect to such Distribution Date;

                  eighteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Unpaid Interest Shortfall;

                  nineteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-5 Certificates pursuant to this Paragraph nineteenth will be reduced by the amount, if any, that would have been distributable to the Class B-5 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

                  twentieth, to the Class B-6 Certificates in an amount up to the Interest Accrual Amount for the Class B-6 Certificates with respect to such Distribution Date;

                  twenty-first, to the Class B-6 Certificates in an amount up to the Class B-6 Unpaid Interest Shortfall;

                  twenty-second, to the Class B-6 Certificates in an amount up to the Class B-6 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-6 Certificates pursuant to this Paragraph twenty-second will be reduced by the amount, if any, that would have been distributable to the Class B-6 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above; and

                  twenty-third, to the Holder of the Class A-R Certificate.

            Notwithstanding the foregoing, after the Principal Balance of any Class (other than the Class A-R Certificate) has been reduced to zero, such Class will be entitled to no further distributions of principal or interest (including, without limitation, any Unpaid Interest Shortfalls).

            In addition, Net Foreclosure Profits, if any, with respect to such Distribution Date minus any portion thereof payable to a Servicer pursuant to
Section 3.02(ix) hereof shall be distributed to the Holder of the Class A-R Certificate.

            With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class of Class B Certificates will be allocated to the Classes of Class A Certificates (other than the Class A-PO Certificates) and any Class of Class B Certificates with a lower numerical designation pro rata based on their Principal Balances.

            (b) On each Distribution Date occurring prior to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount will be allocated among and distributed in reduction of the Principal Balances of the Classes of Class A Certificates (other than the Principal Balance of the Class A-PO Certificates) in accordance with the following priorities:

I. On each Distribution Date occurring prior to the Accretion Termination Date, the Accrual Distribution Amount will be allocated sequentially to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, until the Principal Balance of each such Class has been reduced to zero; and

II. The Class A Non-PO Principal Amount will be allocated sequentially as follows:

            first, to the Class A-4 Certificates, up to the Priority Amount for such Distribution Date;

            second, sequentially, to the Class A-R, Class A-1, Class A-2 and Class A-3 Certificates, in that order, until the Principal Balance of each such Class has been reduced to zero; and

            third, to the Class A-4 Certificates, without regard to the Priority Amount for such Distribution Date, until the Principal Balance thereof has been reduced to zero.

            (c) Notwithstanding the foregoing, on each Distribution Date occurring on or subsequent to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount shall be distributed among the Classes of Class A Certificates (other than the Class A-PO Certificates) pro rata in accordance with their outstanding Principal Balances without regard to either the proportions or the priorities set forth in Section 4.01(b).

            (d) (i) For purposes of determining whether the Classes of Class B Certificates are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

                  (A) if the Current Class B-1 Fractional  Interest is less than the Original Class B-1 Fractional Interest and the Class B-1 Principal Balance is greater than zero, the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (B) if the Current Class B-2 Fractional  Interest is less than the Original Class B-2 Fractional Interest and the Class B-2 Principal Balance is greater than zero, the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (C) if the Current Class B-3 Fractional  Interest is less than the Original Class B-3 Fractional Interest and the Class B-3 Principal Balance is greater than zero, the Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (D) if the Current Class B-4 Fractional  Interest is less than the Original Class B-4 Fractional Interest and the Class B-4 Principal Balance is greater than zero, the Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (E) if the Current Class B-5 Fractional  Interest is less than the Original Class B-5 Fractional Interest and the Class B-5 Principal Balance is greater than zero, the Class B-6 Certificates shall not be eligible to receive distributions of principal.

                     (ii) Notwithstanding the foregoing,  if on any Distribution
      Date the aggregate distributions to Holders of the Classes of Class B Certificates entitled to receive distributions of principal would reduce the Principal Balances of the Classes of Class B Certificates entitled to receive distributions of principal below zero, first the Class B Prepayment Percentage of any affected Class of Class B Certificates for such Distribution Date beginning with the affected Class with the lowest numerical Class designation and then, if necessary, the Class B Percentage of such Class of the Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Principal Balance of such Class of Class B Certificates to zero. The Class B Prepayment Percentages and the Class B Percentages of the remaining Classes of Class B Certificates will be recomputed substituting for the Subordinated Prepayment Percentage and Subordinated Percentage in such computations the difference between (A) the Subordinated Prepayment Percentage or Subordinated Percentage, as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Principal Balances of the affected Classes of Class B Certificates to zero; provided, however, that if the Principal Balances of all the Classes of Class B Certificates eligible to receive distributions of principal shall be reduced to zero on such Distribution Date, the Class B Prepayment Percentage and the Class B Percentage of the Class of Class B Certificates with the lowest numerical Class designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of the Subordinated Prepayment Percentage for such Distribution Date minus the sum of the Class B Prepayment Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, and the remainder of the Subordinated Percentage for such Distribution Date minus the sum of the Class B Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, respectively. Any entitlement of any Class of Class B Certificates to principal payments solely pursuant to this clause (ii) shall not cause such Class to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Class B Percentage or Class B Prepayment Percentage.

            (e) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds remitted to it by the Master Servicer, distribute to each Certificateholder of record on the preceding Record Date (other than as provided in Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this Section 4.01(e) respecting the final distribution in respect of any Class) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates having a Denomination at least equal to that specified in Section 11.23, and has so notified the Master Servicer or, if applicable, the Paying Agent at least seven Business Days prior to the Distribution Date or, if such Holder holds Certificates having, in the aggregate, a Denomination less than the requisite minimum Denomination or if such Holder holds the Class A-R Certificate or has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share of the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each such Class of Class B Certificates.

            In the event that, on any Distribution Date prior to the Final Distribution Date, the Principal Balance of any Class of Class A Certificates (other than the Class A-R Certificate) or the Principal Balance of any Class of Class B Certificates would be reduced to zero, the Master Servicer shall, as soon as practicable after the Determination Date relating to such Distribution Date, send a notice to the Trust Administrator. The Trust Administrator will then send a notice to each Certificateholder of such Class with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Class will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Trust Administrator therein specified; PROVIDED, HOWEVER, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with
Section 4.01(a).

            (f) The Paying Agent (or if no Paying Agent is appointed by the Master Servicer, the Master Servicer) shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Persons other than U.S. Persons ("Non-U.S. Persons"). Amounts withheld pursuant to this Section 4.01(f) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "U.S. Person" is a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise), created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to be treated as U.S. Persons).

SECTION 4.02      ALLOCATION OF REALIZED LOSSES.

            (a) With respect to any Distribution Date, the principal portion of Realized Losses (other than Debt Service Reductions, Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated as follows:

                  first, to the Class B-6 Certificates until the Class B-6 Principal Balance has been reduced to zero;

                  second, to the Class B-5 Certificates until the Class B-5 Principal Balance has been reduced to zero;

                  third, to the Class B-4 Certificates until the Class B-4 Principal Balance has been reduced to zero;

                  fourth, to the Class B-3 Certificates until the Class B-3 Principal Balance has been reduced to zero;

                  fifth, to the Class B-2 Certificates until the Class B-2 Principal Balance has been reduced to zero;

                  sixth, to the Class B-1 Certificates until the Class B-1 Principal Balance has been reduced to zero; and

                  seventh, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and Class A-PO Certificates, pro rata, based on the Non-PO Fraction and the PO Fraction, respectively.

            This allocation of Realized Losses will be effected through the reduction of the applicable Class's Principal Balance.

            (b) With respect to any Distribution Date, the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses occurring with respect to any Mortgage Loan allocable to the Class A-PO Certificates will equal the product of the amount of any such principal loss and the PO Fraction for such Mortgage Loan. The principal portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses remaining after allocation to the Class A-PO Certificates in accordance with the preceding sentence shall be allocated pro rata among the Class A Certificates (other than the Class A-PO Certificates) and Class B Certificates based on the Class A Non-PO Principal Balance and the Class B Principal Balance,
respectively. Any such loss allocated to the Class A Certificates shall be allocated on the subsequent Determination Date among the outstanding Classes of Class A Certificates (other than the Class A-PO Certificates) in accordance with the Class A Loss Percentages as of such Determination Date. Any such loss allocated to the Class B Certificates shall be allocated pro rata among the outstanding Classes of Class B Certificates based on their Principal Balances.

            (c) Any Realized Losses allocated to a Class of Class A Certificates or Class B Certificates pursuant to Section 4.02(a) or Section 4.02(b) shall be allocated among the Certificates of such Class based on their Percentage Interests.

            (d) In the event that there is a Recovery of an amount in respect of principal of a Mortgage Loan which had previously been allocated as a Realized Loss to any Classes of Class A Certificates or any Classes of Class B Certificates, each outstanding Class to which such Realized Loss had previously been allocated shall be entitled to its share (with respect to the Class A-PO Certificates, based on the PO Fraction of such Mortgage Loan and, with respect to the Class A Certificates (other than the Class A-PO Certificates) and Class B Certificates, based on their pro rata share of the Non-PO Fraction of such Mortgage Loan) of such Recovery up to the amount of such Realized Loss previously allocated to such Class on the Distribution Date in the month following the month in which such recovery is received. When the Principal Balance of a Class of Certificates has been reduced to zero, such Class shall not be entitled to any share of such Recovery. In the event that the amount of such Recovery exceeds the amount of such Recovery allocated to each outstanding Class in accordance with the preceding provisions, each outstanding Class shall be entitled to its pro rata share (determined as described above) of such excess up to the amount of any unrecovered Realized Loss previously allocated to such Class. Notwithstanding the foregoing provisions, but subject to the following proviso, if such Recovery occurs within two years of the realization of such loss and (i) is the result of an event that would have given rise to the repurchase of the related Mortgage Loan by the Seller pursuant to Section 2.02 or 2.03, or (ii) represents in whole or part funds which the applicable Servicer had received in respect of a Liquidated Loan but failed to remit to the Certificate Account on or prior to the Business Day preceding the Distribution Date following the Applicable Unscheduled Principal Receipt Period in which the Mortgage Loan became a Liquidated Loan, such Recovery may, at the sole discretion of the Master Servicer, be treated as a repurchase or an Unscheduled Principal Receipt with respect to such Mortgage Loan, as the case may be, the Realized Loss previously recognized may be reversed and treated for all subsequent purposes as if it had never occurred and the Master Servicer may make such adjustments to interest or principal distributions on the Certificates and to the principal balances of the Certificates as the Master Servicer in its good faith judgment and sole discretion deems necessary or desirable to effectuate the reversal of the Realized Loss and the treatment of such amount as a repurchase or as an Unscheduled Principal Receipt, as the case may be; provided that such actions do not result in the aggregate distributions made in respect of each Class of Certificates whose principal balances were previously reduced as a result of such Realized Loss being less than such Class would have received if such Recovery had been deposited in the Certificate Account on or prior to the Business Day preceding the Distribution Date following the Applicable Unscheduled Principal Receipt Period in which the Mortgage Loan became a Liquidated Loan.

            (e) The interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses shall be allocated between (i) the Class A Certificates and (ii) the Class B Certificates, pro rata based on the Class A Interest Accrual Amount and the Class B Interest Accrual Amount for the related Distribution Date, without regard to any reduction pursuant to this sentence. Any such loss allocated to the Class A Certificates shall be allocated among the outstanding Classes of Class A Certificates based on their Class A Interest Percentages. Any such loss allocated to the Class B Certificates will be allocated among the outstanding Classes of Class B Certificates based on their Class B Interest Percentages. In addition, after the Class B Principal Balance has been reduced to zero, the interest portion of Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated among the outstanding Classes of Class A Certificates based on their Class A Interest Percentages.

            (f) Realized Losses allocated in accordance with this Section 4.02 will be allocated on the Determination Date in the second month following the month in which such loss was incurred with respect to the preceding Distribution Date.

SECTION 4.03      PAYING AGENT.

            (a) The Master Servicer hereby appoints the Trust Administrator as initial Paying Agent to make distributions to Certificateholders and to forward to Certificateholders the periodic statements and the annual statements required by Section 4.04 as agent of the Master Servicer.

            The Master Servicer may, at any time, remove or replace the Paying Agent.

            The Master Servicer shall cause any Paying Agent that is not the Trust Administrator to execute and deliver to the Trust Administrator an instrument in which such Paying Agent agrees with the Trust Administrator that such Paying Agent shall:

                     (i)hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

                     (ii) give the Trust Administrator notice of any default by the Master Servicer in remitting any required amount; and

                     (iii) at any time during the continuance of any such default, upon the written request of the Trust Administrator, forthwith pay to the Trust Administrator all amounts held in trust by such Paying Agent.

            (b) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account and an Eligible Account, in which the Master Servicer shall cause to be deposited from funds in the Certificate Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to Section 3.03 and (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, (a) an amount equal to the Pool Distribution Amount, (b) Net Foreclosure Profits, if any, with respect to such Distribution Date and (c) the amount of any recovery in respect of a Realized Loss. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the Trust Administrator, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to Section 9.01.

SECTION 4.04 STATEMENTS TO CERTIFICATEHOLDERS; REPORT TO THE TRUST ADMINISTRATOR AND THE SELLER.

            Concurrently with each distribution pursuant to Section 4.01(e), the Master Servicer, or the Paying Agent appointed by the Master Servicer (upon receipt of such statement from the Master Servicer), shall forward or cause to be forwarded by mail to each Holder of a Certificate and the Seller a statement setting forth:

                     (i)the amount of such distribution to Holders of each Class of Class A Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

                     (ii) (a) the amount of such distribution to Holders of each Class of Class A Certificates allocable to interest, (b) the amount of the Current Class A Interest Distribution Amount allocated to each Class of Class A Certificates, (c) any Class A Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Unpaid Interest Shortfall with respect to each Class after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class A Certificates for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class for such Distribution Date;

                     (iii) the amount of such distribution to Holders of each Class of Class B Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

                     (iv) the  amount of such  distribution  to  Holders of each
      Class of Class B Certificates allocable to interest, (b) the amount of the Current Class B Interest Distribution Amount allocated to each Class of Class B Certificates, (c) any Class B Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Unpaid Interest Shortfall with respect to each Class of Class B Certificates after giving effect to such distribution, (d) the amount of any
      Non-Supported Interest Shortfall allocated to each Class of Class B Certificates for such Distribution Date, and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class of Class B Certificates for such Distribution Date;

                     (v)the amount of any Periodic Advance by any Servicer, the Master Servicer or the Trust Administrator pursuant to the Servicing Agreements or this Agreement;

                     (vi) the number of Mortgage Loans outstanding as of the preceding Determination Date;

                     (vii) the Class A Principal Balance, the Principal Balance of each Class of Class A Certificates, the Class B Principal Balance and the Principal Balance of each Class of Class B Certificates as of the following Determination Date after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

                     (viii) the Adjusted Pool Amount, the Adjusted Pool Amount (PO Portion), the Pool Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Discount Mortgage Loans for such Distribution Date;

                     (ix) the aggregate Scheduled Principal Balances of the Mortgage Loans serviced by Norwest Mortgage and, collectively, by the Other Servicers as of such Distribution Date;

                     (x)the Class A Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

                     (xi) the Class A Prepayment Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

                     (xii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

                     (xiii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Prepayment Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

                     (xiv) the number and aggregate principal balances of Mortgage Loans delinquent (a) one month, (b) two months and (c) three months or more;

                     (xv) the number and aggregate principal balances of the Mortgage Loans in foreclosure as of the preceding Determination Date;

                     (xvi) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

                     (xvii) the amount of the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount as of the close of business on such Distribution Date;

                     (xviii) the principal and interest portions of Realized Losses allocated as of such Distribution Date and the amount of such Realized Losses constituting Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses;

                     (xix) the aggregate amount of Bankruptcy Losses allocated to each Class of Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary;

                     (xx) the amount by which the Principal Balance of each Class of Class B Certificates has been reduced as a result of Realized Losses allocated as of such Distribution Date;

                     (xxi) the unpaid principal balance of any Mortgage Loan as to which the Servicer of such Mortgage Loan has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances;

                     (xxii) the amount of the aggregate Servicing Fees and Master Servicing Fees paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Available Master Servicer Compensation has been reduced by the Prepayment Interest Shortfall for the related Distribution Date;

                     (xxiii) the Class A-PO Deferred Amount, if any; and

                     (xxiv) such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns;

and shall deliver a copy of each type of statement to the Trust Administrator, who shall provide copies thereof to Persons making written request therefor at the Corporate Trust Office.

            In the case of information furnished with respect to a Class of Class A Certificates pursuant to clauses (i) and (ii) above and with respect to a Class of Class B Certificates pursuant to clauses (iii) and (iv) above, the amounts shall be expressed as a dollar amount per Class A or Class B Certificate (other than the Class A-R Certificate) with a $1,000 Denomination, and as a dollar amount per Class A-R Certificate with a $100 Denomination.

            Within a reasonable period of time after the end of each calendar year, the Master Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i) and (ii)(a) above in the case of a Class A Certificateholder and the information set forth in clauses (iii) and (iv)(a) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code from time to time in force.

            Prior to the close of business on the third Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to the Trust Administrator, any Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Master Servicer on written request) setting forth the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each Class of Class B Certificates. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trust Administrator and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

            In addition to the reports required pursuant to this Section 4.04, the Master Servicer shall make available upon request to each Holder and each proposed transferee of a Class A-PO, Class B-4, Class B-5 or Class B-6 Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A.

SECTION 4.05      REPORTS TO MORTGAGORS AND THE INTERNAL REVENUE SERVICE.

            The Master Servicer shall, in each year beginning after the Cut-Off Date, make the reports of foreclosures and abandonments of any Mortgaged Property as required by Code Section 6050J. In order to facilitate this reporting process, the Master Servicer shall request that each Servicer, on or before January 15th of each year, shall provide to the Internal Revenue Service, with copies to the Master Servicer, reports relating to each instance occurring during the previous calendar year in which such Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan serviced by such Servicer, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicers shall be in form and substance sufficient to meet the reporting requirements imposed by Code Section 6050J. In addition, each Servicer shall provide the Master Servicer with sufficient information to allow the Master Servicer to, for each year ending after the Cut-Off Date, provide, or cause to be provided, to the Internal Revenue Service and the Mortgagors such information as is required under Code Sections 6050H (regarding payment of interest) and 6050P (regarding cancellation of indebtedness).

SECTION 4.06 CALCULATION OF AMOUNTS; BINDING EFFECT OF INTERPRETATIONS AND ACTIONS OF MASTER SERVICER.

            The Master Servicer will compute the amount of all distributions to be made on the Certificates and all losses to be allocated to the Certificates. In the event that the Master Servicer concludes that any ambiguity or uncertainty exists in any provisions of this Agreement relating to distributions to be made on the Certificates or the allocation of losses to the Certificates, the interpretation of such provisions and any actions taken by the Master Servicer in good faith to implement such interpretation shall be binding upon Certificateholders.

                                    ARTICLE V

                                THE CERTIFICATES

SECTION 5.01      THE CERTIFICATES.

            (a) The Class A and Class B Certificates shall be issued only in minimum Denominations of a Single Certificate and, except for the Class A-PO and Class A-R Certificates, integral multiples of $1,000 in excess thereof (except, if necessary, for one Certificate of each Class (other than Class A-PO and Class A-R Certificates) that evidences one Single Certificate plus such additional principal portion as is required in order for all Certificates of such Class to equal the aggregate Original Principal Balance of such Class), and shall be substantially in the respective forms set forth as Exhibits A-1, A-2, A-3, A-4, A-PO, A-R, B-1, B-2, B-3, B-4, B-5, B-6 and C (reverse side of Certificates) hereto. On original issue the Certificates shall be executed and delivered by the Trust Administrator to or upon the order of the Seller upon receipt by the Trust Administrator or the Custodian of the documents specified in Section 2.01. The aggregate principal portion evidenced by the Class A and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Administrator by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trust Administrator shall bind the Trust Administrator notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Trust Administrator, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            Until such time as Definitive  Certificates  are issued  pursuant to
Section 5.07, each Book-Entry Certificate shall bear the following legend:

            "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Seller or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

            (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to
Section 5.07:

                     (i)the provisions of this Section 5.01(b) shall be in full force and effect;

                     (ii) the Seller, the Master Servicer, the Certificate Registrar and the Trust Administrator may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

                     (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

                     (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

                     (v)the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

            For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

            Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the reports or statements referred to in Section 4.04 shall be available to Beneficial Owners upon written request to the Trust Administrator at the Corporate Trust Office.

SECTION 5.02      REGISTRATION OF CERTIFICATES.

            (a) The Trust Administrator shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of
Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trust Administrator shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Trust Administrator shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class.

            At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trust Administrator shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Trust Administrator) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any transfer or exchange of Certificates, but the Trust Administrator or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            All  Certificates  surrendered  for transfer  and exchange  shall be
canceled  by  the  Certificate   Registrar,   the  Trust  Administrator  or  the
Authenticating Agent in accordance with their standard procedures.

            (b) No transfer of a Class A-PO or Class B Certificate shall be made unless the registration requirements of the Securities Act of 1933, as amended, and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Trust Administrator or the Seller may, if such transfer is to be made within three years after the later of (A) the date of the initial sale of Certificates or (B) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, require a Class A-PO or Class B Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer, and (ii) the Trust Administrator shall require the transferee (other than an affiliate of the Seller) to execute an investment letter in the form of Exhibit J hereto certifying to the Seller and the Trust Administrator the facts surrounding such transfer, which investment letter shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer. The Holder of a Class A-PO or Class B Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust Administrator, the Trustee, the Seller, the Master Servicer and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Seller nor the Trust Administrator is under an obligation to register the Class A-PO or Class B Certificates under said Act or any other securities law.

            (c) No transfer of a Class A-PO or Class B Certificate shall be made (other than the transfer of the Class A-PO and Class B Certificates between an affiliate of the Seller and the Seller) unless the Trust Administrator and the Seller shall have received (i) a representation letter from the transferee in the form of Exhibit J hereto, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Code Section 4975, or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is to a material extent similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of or using the assets of any such Plan, which representation letter shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer or (ii) in the case of any such Class A-PO or Class B Certificate presented for registration in the name of a Plan, or a trustee of any such Plan, (A) an Opinion of Counsel satisfactory to the Trust Administrator and the Seller to the effect that the purchase or holding of such Class A-PO or Class B Certificate will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trust Administrator, the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer and (B) such other opinions of counsel, officer's certificates and agreements as the Seller or the Master Servicer may require in connection with such transfer, which opinions of counsel, officers' certificates and agreements shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer. The Class A-PO and Class B Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

            (d) No legal or  beneficial  interest  in all or any  portion of the
Class A-R Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person acting on behalf of or investing the assets of a Plan (such Plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trust Administrator with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trust Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses (i), (ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trust Administrator shall not execute, and shall not authenticate (or cause the Authenticating Agent to authenticate) and deliver, a new Class A-R Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Trust Administrator shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class A-R Certificate, unless the transferor shall have provided to the Trust Administrator an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class A-R Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that (i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the transferee intends to pay taxes associated with holding the residual interest as they become due and (iv) the transferee will not transfer the Class A-R Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

            The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class A-R Certificate, shall be accompanied by a written statement in the form attached as Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class A-R Certificate shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

            Upon notice to the Master Servicer that any legal or beneficial interest in any portion of the Class A-R Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class A-R
Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of the Class A-R Certificate as completely as if such transfer had never occurred, provided that the Master Servicer may, but is not required to, recover any distributions made to such transferee with respect to the Class A-R Certificate, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Class A-R Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class A-R Certificate (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost to the Master Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Master Servicer shall in no event be excused from furnishing such information.

SECTION 5.03      MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

            If (i) any mutilated Certificate is surrendered to the Trust Administrator or the Authenticating Agent, or the Trust Administrator or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trust Administrator or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trust Administrator or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trust Administrator shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class. Upon the issuance of any new Certificate under this Section, the Trust Administrator or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trust Administrator or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

SECTION 5.04      PERSONS DEEMED OWNERS.

            Prior to the due  presentation of a Certificate for  registration of transfer, the Seller, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee, the Trust Administrator or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Seller, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar nor any agent of the Seller, the Master Servicer, the Trustee, the Trust Administrator or the Certificate Registrar shall be affected by notice to the contrary.

SECTION 5.05 ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES.

            (a) If the Trust Administrator is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Trust Administrator, within 15 days after receipt by the Certificate Registrar of a request by the Trust Administrator in writing, a list, in such form as the Trust Administrator may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

            (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trust Administrator, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trust Administrator shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trust Administrator. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Trust Administrator is not the Certificate Registrar, the Trust Administrator shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

            (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Seller, the Master Servicer, the Certificate Registrar, the Trust Administrator and the Trustee that neither the Seller, the Master Servicer, the Certificate Registrar, the Trust Administrator nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the Certificateholders hereunder, regardless of the source from which such information was delivered.

SECTION 5.06      MAINTENANCE OF OFFICE OR AGENCY.

            The Trust Administrator will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Trust Administrator initially designates the Corporate Trust Office and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

SECTION 5.07      DEFINITIVE CERTIFICATES.

            If (i)(A) the Master Servicer advises the Trust Administrator in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and (B) the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its option, advises the Trust Administrator in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of dismissal or resignation of the Master Servicer, Beneficial Owners representing aggregate Voting Interests of not less than 51% of the aggregate Voting Interests of each outstanding Class of Book-Entry Certificates advise the Trust Administrator through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners the Trust Administrator shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trust Administrator by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Master Servicer, the Trust Administrator shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Master Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Master Servicer, the Trustee nor the Trust Administrator shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

SECTION 5.08      NOTICES TO CLEARING AGENCY.

            Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trust Administrator shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

SECTION 6.01      LIABILITY OF THE SELLER AND THE MASTER SERVICER.

            The Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller and the Master Servicer.

SECTION     6.02 MERGER OR CONSOLIDATION OF THE SELLER OR THE MASTER SERVICER.

            Subject to the following paragraph, the Seller and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            The Seller or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or Master Servicer shall be a party, or any Person succeeding to the business of the Seller or Master Servicer, shall be the successor of the Seller or Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; PROVIDED, HOWEVER, that, in the case of the Master Servicer, any such successor or resulting Person shall be qualified to service mortgage loans for FNMA or FHLMC.

SECTION 6.03 LIMITATION ON LIABILITY OF THE SELLER, THE MASTER SERVICER AND OTHERS.

            Neither the Seller nor the Master Servicer nor any subcontractor nor any of the partners, directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer, any subcontractor, and any partner, director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Seller, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, PRIMA FACIE, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; PROVIDED, HOWEVER, that the Seller or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Seller or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Seller or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class A and Class B Certificates in the same manner as Realized Losses are allocated pursuant to Section 4.02(a).

SECTION 6.04      RESIGNATION OF THE MASTER SERVICER.

            The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Trust Administrator. No such resignation shall become effective until the Trustee, the Trust Administrator or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

SECTION 6.05      COMPENSATION TO THE MASTER SERVICER.

            The Master Servicer shall be entitled to receive a monthly fee equal to the Master Servicing Fee, as compensation for services rendered by the Master Servicer under this Agreement. The Master Servicer also will be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement and any investment income on funds on deposit in the Certificate Account as additional compensation.

SECTION 6.06      ASSIGNMENT OR DELEGATION OF DUTIES BY MASTER SERVICER.

            The Master  Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee and the Trust Administrator, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee or the Trust Administrator (i) to assign its rights and delegate its duties and obligations hereunder; PROVIDED, HOWEVER, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is satisfactory to the Trustee and the Trust Administrator, in the exercise of its reasonable judgment, and executes and delivers to the Trustee and the Trust Administrator an agreement, in form and substance reasonably satisfactory to the Trustee and the Trust Administrator, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency; and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trustee, Trust Administrator or the Seller under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

SECTION 6.07 INDEMNIFICATION OF TRUSTEE, TRUST ADMINISTRATOR AND SELLER BY MASTER SERVICER.

            The Master Servicer shall indemnify and hold harmless the Trustee, the Trust Administrator and the Seller and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Any payment pursuant to this Section made by the Master Servicer to the Trustee, the Trust Administrator or the Seller shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.07 shall survive the termination of this Agreement.

SECTION 6.08      MASTER SERVICER COVENANTS CONCERNING YEAR 2000 COMPLIANCE.

            The Master Servicer covenants that it is working to modify its computer and other systems used in the performance of its duties as master servicer for the Certificates to operate in a manner such that, on and after January 1, 2000, the Master Servicer can perform its duties in accordance with the terms of this Agreement.

                                   ARTICLE VII

                                     DEFAULT

SECTION 7.01      EVENTS OF DEFAULT.

            In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

                     (i)any failure by the Master Servicer (a) to remit any funds to the Paying Agent as required by Section 4.03 or (b) to distribute or cause to be distributed to Certificateholders any payment required to be made by the Master Servicer under the terms of this Agreement which, in either case, continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

                     (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

                     (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days; or

                     (iv) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property; or

                     (v)the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

                     (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

                     (vii) the Master Servicer and any subservicer  appointed by
      it  becomes   ineligible  to  service  for  both  FNMA  and  FHLMC,  which ineligibility continues unremedied for a period of 90 days.

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Master Servicer and the Trust Administrator (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the aggregate Master Servicing Fees due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trust Administrator on behalf of the Trustee pursuant to and under this Section, subject to the provisions of Section 7.05; and, without limitation, the Trust Administrator on behalf of the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trust Administrator and the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trust Administrator on behalf of the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

SECTION 7.02      OTHER REMEDIES OF TRUSTEE.

            During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

SECTION 7.03      DIRECTIONS BY CERTIFICATEHOLDERS AND DUTIES OF TRUSTEE
            DURING EVENT OF DEFAULT.

            During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; PROVIDED, HOWEVER, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the rights or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

SECTION 7.04 ACTION UPON CERTAIN FAILURES OF THE MASTER SERVICER AND UPON EVENT OF DEFAULT.

            In the event that the Trustee or the Trust Administrator shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i) or
(ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee or the Trust Administrator may, but need not if the Trustee or the Trust Administrator, as the case may be, deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee or the Trust Administrator, the Trustee or the Trust Administrator, as the case may be, shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

SECTION 7.05      TRUST ADMINISTRATOR TO ACT; APPOINTMENT OF SUCCESSOR.

            When the Master Servicer receives notice of termination  pursuant to
Section 7.01 or the Trustee or the Trust Administrator receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trust Administrator on behalf of the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trust Administrator is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trust Administrator shall be entitled to receive monthly such portion of the Master Servicing Fee, together with such other servicing compensation as is agreed to at such time by the Trust Administrator and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's servicing activities hereunder. Notwithstanding the above, the Trust Administrator may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; PROVIDED, HOWEVER, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trust Administrator shall continue as the successor to the Master Servicer as provided above. The compensation of any successor master servicer so appointed shall not exceed the compensation specified in Section 6.05 hereof. In the event the Trust
Administrator is required to solicit bids as provided above, the Trust Administrator shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the Master Servicing Fee as compensation together with the other servicing compensation in the form of late reporting fees or otherwise as provided in Section 6.05. Within 30 days after any such public announcement, the Trust Administrator shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trust Administrator shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trust Administrator from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trust Administrator to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trust Administrator and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trust Administrator and any successor servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trust Administrator or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trust Administrator or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trust Administrator nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in Section
7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trust Administrator) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) by either Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

SECTION 7.06      NOTIFICATION TO CERTIFICATEHOLDERS.

            Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trust Administrator shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register. The Trust Administrator shall also, within 45 days after the occurrence of any Event of Default known to the Trust Administrator, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45-day period.

                                  ARTICLE VIII

              CONCERNING THE TRUSTEE AND THE TRUST ADMINISTRATOR

SECTION 8.01      DUTIES OF TRUSTEE AND THE TRUST ADMINISTRATOR.

            The Trustee and the Trust Administrator, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee and the Trust Administrator, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee and the Trust Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Trust Administrator, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; PROVIDED, HOWEVER, that the Trustee and the Trust
Administrator shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Master Servicer or the Servicers pursuant to Articles III, IV and IX.

            No provision of this Agreement shall be construed to relieve the Trustee and the Trust Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; PROVIDED, HOWEVER, that:

                     (i)Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Trust Administrator shall be determined solely by the express provisions of this Agreement, the Trustee and the Trust Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trust Administrator and, in the absence of bad faith on the part of the Trustee and the Trust Administrator, the Trustee and the Trust Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and the Trust Administrator, and conforming to the requirements of this Agreement;

                     (ii) The Trustee and the Trust Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee and the Trust Administrator, or exercising any trust or power conferred upon the Trustee and the Trust Administrator, under this Agreement; and

                     (iii) The Trustee and the Trust Administrator shall not be liable for any error of judgment made in good faith by any of their respective Responsible Officers, unless it shall be proved that the Trustee or the Trust Administrator or such Responsible Officer, as the case may be, was negligent in ascertaining the pertinent facts.

            None of the provisions contained in this Agreement shall require the Trustee or the Trust Administrator to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

SECTION 8.02      CERTAIN MATTERS AFFECTING THE TRUSTEE AND THE TRUST
                  ADMINISTRATOR.

            Except as otherwise provided in Section 8.01:

                     (i)Each of the Trustee and the Trust Administrator may request and rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Trustee or Trust Administrator, as applicable, may prescribe;

                     (ii) Each of the Trustee and the Trust Administrator may consult with counsel, and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                     (iii) Neither of the Trustee nor the Trust Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                     (iv) Subject to Section 7.04, the Trust Administrator shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trust Administrator may be required to act as Master Servicer pursuant to Section 7.05 and thereupon only for the acts or omissions of the Trust Administrator as successor Master Servicer; and

                     (v)Each of the Trustee and the Trust Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

SECTION 8.03      NEITHER TRUSTEE NOR TRUST ADMINISTRATOR REQUIRED TO MAKE
            INVESTIGATION.

            Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, neither the Trustee nor the Trust Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, HOWEVER, that if the payment within a reasonable time to the Trustee or the Trust Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Trust Administrator, not reasonably assured to the Trustee or the Trust Administrator by the security afforded to it by the terms of this Agreement, the Trustee or the Trust Administrator may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee or the Trust Administrator, shall be repaid by the Master Servicer upon demand.

SECTION 8.04 NEITHER TRUSTEE NOR TRUST ADMINISTRATOR LIABLE FOR CERTIFICATES OR MORTGAGE LOANS.

            The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and neither the Trustee nor the Trust Administrator assumes responsibility as to the correctness of the same. Neither the Trustee nor the Trust Administrator makes any representation for the correctness of the same. Neither the Trustee nor the Trust Administrator makes any representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Subject to Section 2.04, neither the Trustee nor the Trust Administrator shall be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited into the Certificate Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

SECTION 8.05      TRUSTEE AND TRUST ADMINISTRATOR MAY OWN CERTIFICATES.

            Each of the Trustee, the Trust Administrator and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, Trust Administrator or such agent and may transact banking and/or trust business with the Seller, the Master Servicer or their Affiliates.

SECTION 8.06      THE MASTER SERVICER TO PAY FEES AND EXPENSES.

            The Master Servicer covenants and agrees to pay to each of the Trustee and the Trust Administrator from time to time, and each of the Trustee and the Trust Administrator shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee or the Trust Administrator, as the case may be, and the Master Servicer will pay or reimburse the Trustee or the Trust Administrator, as the case may be, upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith.

SECTION 8.07      ELIGIBILITY REQUIREMENTS.

            Each of the Trustee and the Trust Administrator hereunder shall at all times (i) be a corporation or association having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (ii) be subject to supervision or examination by federal or state authority and (iii) have a credit rating or be otherwise acceptable to the Rating Agencies such that neither of the Rating Agencies would reduce their respective then current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section, such entity shall resign immediately in the manner and with the effect specified in
Section 8.08.

SECTION 8.08      RESIGNATION AND REMOVAL.

            Either of the Trustee or the Trust Administrator may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee or trust administrator. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee or trust administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee or trust administrator shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Trust Administrator, as the case may be, may petition any court of competent jurisdiction for the appointment of a successor trustee or trust administrator.

            If at any time the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee or the Trust Administrator shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Trust Administrator or of the property or affairs of the Trustee or the Trust Administrator for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and/or the Trust Administrator, as the case may be, and appoint a successor trustee and/or successor trust administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee or Trust Administrator so removed and one copy to the successor trustee or successor trust administrator, as the case may be.

            The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any Certificate registered in the name of the Seller, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and/or the Trust Administrator and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

            Any resignation or removal of the Trustee or the Trust Administrator and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

SECTION 8.09      SUCCESSOR.

            Any successor trustee or successor trust administrator appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee or trust administrator, as the case may be, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or trust administrator shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or trust administrator, as the case may be, herein. The predecessor trustee or trust administrator shall deliver to its successor all Owner Mortgage Loan Files and related documents and statements held by it hereunder (other than any Owner Mortgage Loan Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Seller, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee or successor trust administrator, as the case may be, all such rights, powers, duties and obligations. No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07.

            Upon acceptance of appointment by a successor as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee or trust administrator hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of the successor trustee or successor trust administrator, as the case may be, the successor trustee or trust administrator shall cause such notice to be mailed at the expense of the Master Servicer.

SECTION 8.10      MERGER OR CONSOLIDATION.

            Any Person into which either the Trustee or the Trust Administrator may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee or the Trust Administrator shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee or Trust Administrator, as the case may be, hereunder; PROVIDED, HOWEVER, that (i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and (ii) the Trustee or the Trust Administrator, as the case may be, shall deliver an Opinion of Counsel to the Seller and the Master Servicer to the effect that such merger, consolidation, sale or transfer will not subject the REMIC to federal, state or local tax or cause the REMIC to fail to qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee or the Trust Administrator, as the case may be.

SECTION 8.11      AUTHENTICATING AGENT.

            The Trust  Administrator may appoint an Authenticating  Agent, which shall be authorized to act on behalf of the Trust Administrator in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trust Administrator or the Trust Administrator's countersignature, such reference shall be deemed to include authentication on behalf of the Trust Administrator by the Authenticating Agent and a certificate of authentication executed on behalf of the Trust Administrator by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trust Administrator or the Authenticating Agent.

            The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Trust Administrator, the Seller and the Master Servicer. The Trust Administrator may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Seller and the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trust Administrator promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer, and shall give written notice of such appointment to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as
Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

            The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trust Administrator. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 8.06.

SECTION 8.12      SEPARATE TRUSTEES AND CO-TRUSTEES.

            The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; PROVIDED, HOWEVER, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                     (i)all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

                     (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

                     (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

                     (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

            Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

            No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under Section 8.09 hereof.

            The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

            The Master Servicer shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in
Section 8.06 hereof.

SECTION 8.13      APPOINTMENT OF CUSTODIANS.

            The Trust Administrator may at any time on or after the Closing Date, with the consent of the Master Servicer and the Seller, appoint one or more Custodians to hold all or a portion of the Owner Mortgage Loan Files as agent for the Trust Administrator, by entering into a Custodial Agreement. Subject to this Article VIII, the Trust Administrator agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Owner Mortgage Loan File. Each Custodial Agreement may be amended only as provided in Section 10.01(a).

SECTION 8.14      TAX MATTERS; COMPLIANCE WITH REMIC PROVISIONS.

            (a) Each of the Trustee, the Trust Administrator and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any action that would (i) affect the determination of the Trust Estate's status as a REMIC; or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either the REMIC or the Trust Estate. The Master Servicer, or, in the case of any tax return or other action required by law to be performed directly by the Trust Administrator, the Trust Administrator, shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns using a calendar year as the taxable year for the REMIC and the accrual method of accounting; (ii) in the first such federal tax return, make, or cause to be made, elections satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat the Trust Estate as a REMIC; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the REMIC, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Seller to the Trust Administrator and calculated on a monthly basis by using the issue prices of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions);
(v) file Form 8811 and apply for an Employee Identification Number with a Form SS-4 or any other permissible method and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to the REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans, other assets and liabilities of the REMIC, and the fair market value and adjusted basis of the REMIC property determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports;
(vii) exercise reasonable care not to allow the creation of any "interests" in the REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Class A-1, Class A-2, Class A-3, Class A-4, Class A-PO, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates; (viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject either the Trust Estate or the REMIC to tax or (c) cause the Trust Estate to fail to qualify as a REMIC; (ix) exercise reasonable care not to allow the REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC; (x) pay (on behalf of the REMIC) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the REMIC, when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and (xi) if required or permitted by the Code and applicable law, act as "tax matters person" for the REMIC within the meaning of Treasury Regulations Section 1.860F-4(d), and the Master Servicer is hereby designated as agent of the Class A-R Certificateholder for such purpose (or if the Master Servicer is not so permitted, the Holder of the Class A-R Certificate shall be a tax matters person in accordance with the REMIC Provisions). The Master Servicer shall be entitled to be reimbursed pursuant to
Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder. The Trustee's sole duties with respect to the REMIC are to sign the tax returns referred to in clause (i) of the second preceding sentence and comply with the written directions from the Master Servicer or the Trust Administrator.

            In order to enable the Master Servicer, the Trust Administrator or the Trustee, as the case may be, to perform its duties as set forth above, the Seller shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Seller shall provide to the Master Servicer, the Trust Administrator or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer, the Trust Administrator or the Trustee, as the case may be, may from time to time request in order to enable the Master Servicer to perform its duties as set forth above. The Seller hereby indemnifies the Master Servicer, the Trust Administrator or the Trustee, as the case may be, for any losses, liabilities, damages, claims or expenses of the Master Servicer, the Trust Administrator or the Trustee arising from any errors or miscalculations by the Master Servicer, the Trust Administrator or the Trustee pursuant to this Section that result from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Master Servicer, the Trust Administrator or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Seller, the Trust Administrator and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller, the Trust Administrator or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of the REMIC as described above. In the event that the Trust Administrator prepares any of the federal, state and local tax returns of the REMIC as described above, the Trust Administrator hereby indemnifies the Seller, the Master Servicer and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller, the Master Servicer or the Trustee arising from the Trust Administrator's willful misfeasance, bad faith or negligence in connection with such preparation.

            (b) Notwithstanding anything in this Agreement to the contrary, each of the Master Servicer, the Trust Administrator and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer, the Trust Administrator or the Trustee to, respectively, perform its obligations under this Section 8.14.

SECTION 8.15      MONTHLY ADVANCES.

            In the event that Norwest Mortgage fails to make a Periodic Advance required to be made pursuant to the Norwest Servicing Agreement on or before the Distribution Date, the Trust Administrator shall make a Periodic Advance as required by Section 3.03 hereof; PROVIDED, HOWEVER, the Trust Administrator shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by Norwest Mortgage, the Trust Administrator shall be entitled, pursuant to Section 3.02(a)(i), (ii) or (v) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.

SECTION 8.16      TRUSTEE COVENANTS CONCERNING YEAR 2000 COMPLIANCE.

            The Trustee covenants that it is working to modify its computer and other systems used in the performance of its duties as trustee for the Certificates to operate in a manner such that, on and after January 1, 2000, the Trustee can perform its duties in accordance with the terms of this Agreement.

SECTION 8.17      TRUST ADMINISTRATOR COVENANTS CONCERNING YEAR 2000
                  COMPLIANCE.

            The Trust Administrator covenants that it is working to modify its computer and other systems used in the performance of its duties as trust administrator for the Certificates to operate in a manner such that, on and after January 1, 2000, the Trust Administrator can perform its duties in accordance with the terms of this Agreement.

                                   ARTICLE IX

                                   TERMINATION

SECTION 9.01 TERMINATION UPON PURCHASE BY THE SELLER OR LIQUIDATION OF ALL MORTGAGE LOANS.

            Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Master Servicer, the Trust Administrator and the Trustee created hereby (other than the obligation of the Trust Administrator to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and 8.14 hereof) shall terminate upon the last action required to be taken by the Trust Administrator on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Seller of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan) as of the Final Distribution Date, and (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01), plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate less any Fixed Retained Yield on each Mortgage Loan (including any REO Mortgage Loan) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; PROVIDED, HOWEVER, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Seller to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph are subject to Section
9.02 and conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than the amount set forth in
Section 11.22. In the case of any purchase by the Seller pursuant to said clause
(i), the Seller shall provide to the Trust Administrator the certification required by Section 3.04 and the Trust Administrator and the Custodian shall, promptly following payment of the purchase price, release to the Seller the Owner Mortgage Loan Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trust Administrator for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Estate) or by the Trust Administrator (in any other case) by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trust Administrator therein designated, (B) the amount of any such final payment and
(C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date pursuant to Section 4.01) only upon presentation and surrender of the Certificates at the office or agency of the Trust Administrator therein specified. If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trust Administrator and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

            Upon presentation and surrender of the Certificates, the Trust Administrator shall cause to be distributed to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to (i) as to the Classes of Class A Certificates, the respective Principal Balance together with any related Class A Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount, (ii) as to the Classes of Class B Certificates, the respective Principal Balance together with any related Class B Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount and (iii) as to the Class A-R Certificate, the amounts, if any, which remain on deposit in the Certificate Account (other than amounts retained to meet claims) after application pursuant to clauses (i), (ii) and (iii) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder. Notwithstanding the foregoing, if the price paid pursuant to clause
(i) of the first paragraph of this Section 9.01, after reimbursement to the Servicers, the Master Servicer and the Trust Administrator of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i),
(ii) and (iii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Sections 4.02(b) and 4.02(g) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

            In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Trust Administrator shall on such date cause all funds, if any, in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Estate) or the Trust Administrator (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trust Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

SECTION 9.02      ADDITIONAL TERMINATION REQUIREMENTS.

            In the event of a termination of the Trust Estate upon the exercise by the Seller of its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless the Trust Administrator has received an Opinion of Counsel to the effect that any other manner of termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject the REMIC to federal tax or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                     (i)The  notice given by the Master  Servicer  under Section
      9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax return of the REMIC; and

                     (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trust Administrator shall sell all of the assets of the Trust Estate to the Seller for cash at the purchase price specified in Section 9.01 and shall distribute such cash within 90 days of such adoption in the manner specified in Section 9.01.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

SECTION 10.01     AMENDMENT.

            (a) This Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Trust Administrator and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein,
(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate or the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder,
(iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Certificates as evidenced by a letter from each Rating Agency to such effect,
(v) to modify, eliminate or add to the provisions of Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Master Servicer for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that either the Trust Estate or the REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee and (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

            This Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Trust Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; PROVIDED, HOWEVER, that no such amendment shall
(i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

            Notwithstanding any contrary provision of this Agreement, neither the Trustee nor the Trust Administrator shall consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject the REMIC to tax or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding.

            Promptly after the execution of any amendment  requiring the consent
of   Certificateholders,   the  Trust   Administrator   shall  furnish   written
notification of the substance of such amendment to each Certificateholder.

            It shall not be necessary for the consent of Certificateholders under this Section 10.01(a) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

            (b) Notwithstanding any contrary provision of this Agreement, the Master Servicer may, from time to time, amend Schedule I hereto without the consent of any Certificateholder or the Trustee; PROVIDED, HOWEVER, (i) that such amendment does not conflict with any provisions of the related Servicing Agreement, (ii) that the related Servicing Agreement provides for the remittance of each type of Unscheduled Principal Receipts received by such Servicer during the Applicable Unscheduled Principal Receipt Period (as so amended) related to each Distribution Date to the Master Servicer no later than the 24th day of the month in which such Distribution Date occurs and (iii) that such amendment is for the purpose of changing the Applicable Unscheduled Principal Receipt Period for all Mortgage Loans serviced by any Servicer to a Mid-Month Receipt Period with respect to Full Unscheduled Principal Receipts and to a Prior Month Receipt Period with respect to Partial Unscheduled Principal Receipts.

            A copy of any amendment to Schedule I pursuant to this Section 10.01(b) shall be promptly forwarded to the Trust Administrator.

SECTION 10.02     RECORDATION OF AGREEMENT.

            This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trust Administrator, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

SECTION 10.03     LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No   Certificateholder,   solely  by   virtue   of  its   status  as
Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trust Administrator a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trust Administrator to institute such action, suit or proceeding in its own name as Trust Administrator hereunder and shall have offered to the Trust Administrator such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trust Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trust Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trust Administrator shall be entitled to such relief as can be given either at law or in equity.

SECTION 10.04     GOVERNING LAW; JURISDICTION.

            This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 10.05     NOTICES.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to Norwest Asset Securities Corporation, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Chief Executive Officer, or such other address as may hereafter be furnished to the Master Servicer, the Trust Administrator and the Trustee in writing by the Seller, (ii) in the case of the Master Servicer, to Norwest Bank Minnesota, National Association, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Vice President or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Master Servicer, (iii) in the case of the Trustee, to the Corporate Trust Office and (iv) in the case of the Trust Administrator, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Trustee or the Trust Administrator, in each case Attention: Corporate Trust Department. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice, PROVIDED, HOWEVER, that any demand, notice or communication to or upon the Seller, the Master Servicer, the Trust Administrator or the Trustee shall not be effective until received.

            For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, the Trust Administrator, such Servicer or a Certificateholder.

SECTION 10.06     SEVERABILITY OF PROVISIONS.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 10.07     SPECIAL NOTICES TO RATING AGENCIES.

            (a) The Trust Administrator shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

                     (i)any   amendment   to  this   Agreement   pursuant   to
      Section 10.01(a);

                     (ii)     any   sale   or   transfer   of  the   Class   B
      Certificates pursuant to Section 5.02 to an affiliate of the Seller;

                     (iii) any assignment by the Master Servicer of its rights and delegation of its duties pursuant to Section 6.06;

                     (iv) any resignation of the Master Servicer pursuant to Section 6.04;

                     (v)the occurrence of any of the Events of Default described in Section 7.01;

                     (vi) any notice of termination given to the Master Servicer pursuant to Section 7.01;

                     (vii) the appointment of any successor to the Master Servicer pursuant to Section 7.05; or

                     (viii) the making of a final payment pursuant to Section 9.01.

            (b) The Master Servicer shall give prompt notice to each Rating Agency of the occurrence of any of the following events:

                     (i)the   appointment   of   a   Custodian   pursuant   to
      Section 2.02;

                     (ii) the resignation or removal of the Trustee or the Trust Administrator pursuant to Section 8.08;

                     (iii) the appointment of a successor trustee or trust administrator pursuant to Section 8.09; or

                     (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer.

            (c) The Master Servicer shall deliver to each Rating Agency:

                     (i)reports prepared pursuant to Section 3.05; and

                     (ii)     statements prepared pursuant to Section 4.04.

SECTION 10.08     COVENANT OF SELLER.

            The Seller shall not amend Article Third of its Certificate of Incorporation without the prior written consent of each Rating Agency rating the Certificates.

SECTION 10.09     RECHARACTERIZATION.

            The Parties intend the conveyance by the Seller to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

SECTION 11.01     CLASS A FIXED PASS-THROUGH RATE.

            The Class A Fixed Pass-Through Rate is 6.500% per annum.

SECTION 11.02     CUT-OFF DATE.

            The Cut-Off Date for the Certificates is September 1, 1999.

SECTION 11.03     CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE.

            The Cut-Off Date Aggregate Principal Balance is $300,766,628.93.

SECTION 11.04     ORIGINAL CLASS A PERCENTAGE.

            The Original Class A Percentage is 96.78030025%.

SECTION 11.05     ORIGINAL PRINCIPAL BALANCES OF THE CLASSES OF CLASS A
            CERTIFICATES.

            As to the following Classes of Class A Certificates, the Principal Balance of such Class as of the Cut-Off Date, as follows:

                                        ORIGINAL
              CLASS                 PRINCIPAL BALANCE
              -----                 -----------------
            Class A-1                $  222,612,500.00
            Class A-2                $  26,468,000.00
            Class A-3                $  10,224,000.00
            Class A-4                $  30,000,000.00
            Class A-PO               $   1,837,405.46
            Class A-R                $         100.00

SECTION 11.06     ORIGINAL CLASS A NON-PO PRINCIPAL BALANCE.

            The Original Class A Non-PO Principal Balance is $289,304,600.00.

SECTION 11.07     ORIGINAL SUBORDINATED PERCENTAGE.

            The Original Subordinated Percentage is 3.21969975%.

SECTION 11.08     ORIGINAL CLASS B-1 PERCENTAGE.

            The Original Class B-1 Percentage is 1.91148926%.

SECTION 11.09     ORIGINAL CLASS B-2 PERCENTAGE.

            The Original Class B-2 Percentage is 0.50312913%.

SECTION 11.10     ORIGINAL CLASS B-3 PERCENTAGE.

            The Original Class B-3 Percentage is 0.30174367%.

SECTION 11.11     ORIGINAL CLASS B-4 PERCENTAGE.

            The Original Class B-4 Percentage is 0.25156456%.

SECTION 11.12     ORIGINAL CLASS B-5 PERCENTAGE.

            The Original Class B-5 Percentage is 0.10069273%.

SECTION 11.13     ORIGINAL CLASS B-6 PERCENTAGE.

            The Original Class B-6 Percentage is 0.15108040%.

SECTION 11.14     ORIGINAL CLASS B PRINCIPAL BALANCE.

            The Original Class B Principal Balance is $9,624,623.47.

SECTION 11.15     ORIGINAL PRINCIPAL BALANCES OF THE CLASSES OF CLASS B
            CERTIFICATES.

            As to the following Classes of Class B Certificate, the Principal Balance of such Class as of the Cut-Off Date, is as follows:

                                            ORIGINAL
              CLASS                     PRINCIPAL BALANCE
              -----                     -----------------
            Class B-1                    $  5,714,000.00
            Class B-2                    $  1,504,000.00
            Class B-3                    $    902,000.00
            Class B-4                    $    752,000.00
            Class B-5                    $    301,000.00
            Class B-6                    $    451,623.47

SECTION 11.16     ORIGINAL CLASS B-1 FRACTIONAL INTEREST.

            The Original Class B-1 Fractional Interest is 1.30821049%.

SECTION 11.17     ORIGINAL CLASS B-2 FRACTIONAL INTEREST.

            The Original Class B-2 Fractional Interest is 0.80508136%.

SECTION 11.18     ORIGINAL CLASS B-3 FRACTIONAL INTEREST.

            The Original Class B-3 Fractional Interest is 0.50333769%.

SECTION 11.19     ORIGINAL CLASS B-4 FRACTIONAL INTEREST.

            The Original Class B-4 Fractional Interest is 0.25177313%.

SECTION 11.20     ORIGINAL CLASS B-5 FRACTIONAL INTEREST.

            The Original Class B-5 Fractional Interest is 0.15108040%.

SECTION 11.21     CLOSING DATE.

            The Closing Date is September 29, 1999.

SECTION 11.22     RIGHT TO PURCHASE.

            The right of the Seller to purchase all of the Mortgage Loans pursuant to Section 9.01 hereof shall be conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans being less than $30,076,662.89 (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

SECTION 11.23     WIRE TRANSFER ELIGIBILITY.

            With respect to the Class A (other than the Class A-PO and Class A-R Certificates), the minimum Denomination eligible for wire transfer on each Distribution Date is $500,000. With respect to the Class A-PO and Class B Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is 100% Percentage Interest. The Class A-R Certificate is not eligible for wire transfer.

SECTION 11.24     SINGLE CERTIFICATE.

            A Single Certificate for each Class of Class A Certificates (other than the Class A-PO and Class A-R Certificates) represents a $100,000 Denomination. A Single Certificate for the Class A-R Certificate represents a $100 Denomination. A Single Certificate for the Class B Certificates represents a $250,000 Denomination. A Single Certificate for the Class A-PO Certificates represents a $1,837,405.46 Denomination.

SECTION 11.25     SERVICING FEE RATE.

            The rate used to calculate the Servicing Fee is equal to such rate as is set forth on the Mortgage Loan Schedule with respect to a Mortgage Loan.

SECTION 11.26     MASTER SERVICING FEE RATE.

            The rate used to calculate the Master Servicing Fee for each Mortgage Loan is 0.017% per annum.

            IN WITNESS WHEREOF, the Seller, the Master Servicer, the Trust Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                    NORWEST ASSET SECURITIES
                                   CORPORATION
                                       as Seller


                                    By:
                                        --------------------------------
                                       Name:  Alan S. McKenney
                                       Title:    Vice President


                                    NORWEST BANK MINNESOTA, NATIONAL
                                   ASSOCIATION
                                       as Master Servicer


                                    By:
                                        --------------------------------
                                       Name: Nancy E. Burgess
                                       Title:    Vice President


                                    FIRST UNION NATIONAL BANK
                                       as Trust Administrator


                                    By:
                                        --------------------------------
                                        Name
                                        Title:


Attest:


By:
   --------------------------------
   Name:
   Title:


                                    UNITED STATES TRUST COMPANY
                                   OF NEW YORK
                                       as Trustee


                                    By:
                                        --------------------------------
                                        Name
                                        Title:

STATE OF MARYLAND       )
                        )  ss.:
COUNTY OF FREDERICK     )


            On this 29th day of September, 1999, before me, a notary public in and for the State of Maryland, personally appeared Alan S. McKenney, known to me who, being by me duly sworn, did depose and say that he resides at McLean, Virginia; that he is a Vice President of Norwest Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



------------------------------
Notary Public
[NOTARIAL SEAL]

STATE OF MARYLAND       )
                        )  ss.:
COUNTY OF FREDERICK     )


            On this 29th day of September, 1999, before me, a notary public in and for the State of Maryland, personally appeared Nancy E. Burgess, known to me who, being by me duly sworn, did depose and say that she resides at Frederick, Maryland; that she is a Vice President of Norwest Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said corporation.



------------------------------
Notary Public
[NOTARIAL SEAL]

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this 29th day of September, 1999, before me, a notary public in and for _________________, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that s/he resides at _________________, _________________; that s/he is a ____________________ of
United States Trust Company of New York, a ________________, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of said corporation.



------------------------------
Notary Public
[NOTARIAL SEAL]

STATE OF NORTH CAROLINA )
                              )     ss.:
COUNTY OF                     )


            On this 29th day of September, 1999, before me, a notary public in and for the State of North Carolina, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that he resides at __________________, North Carolina; that he is a _____________________ of First
Union National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of said corporation.



------------------------------
Notary Public
[NOTARIAL SEAL]

                                   SCHEDULE I

  Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates,
                                 Series 1999-25
               Applicable Unscheduled Principal Receipt Period

                                   FULL            PARTIAL
                                   UNSCHEDULED     UNSCHEDULED
                                   PRINCIPAL       PRINCIPAL
            SERVICER               RECEIPTS        RECEIPTS
            --------               --------        --------

Norwest Mortgage, Inc.                Mid-Month        Mid-Month
First Union Mortgage Corporation      Mid-Month       Prior Month
Citicorp Mortgage, Inc.               Mid-Month       Prior Month
Firstar Bank, NA                      Mid-Month       Prior Month
The Huntington Mortgage Company       Mid-Month       Prior Month

                                   EXHIBIT A-1
                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

 [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
   DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
   THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
 CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
  BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                        CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-25 CLASS A-1

                       evidencing an interest in a pool of
                                      fixed
                      interest rate, conventional, monthly
                                      pay,
                      fully amortizing, first lien, one- to
                        four-family residential mortgage
                     loans, which may include loans secured
                               by shares issued by
                     cooperative housing corporations, sold
                                       by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.:                     Cut-Off Date:  September 1, 1999

CUSIP No.:  66937R K8 1              First Distribution Date:  October 25, 1999
Percentage Interest evidenced
 by this Certificate:  %             Denomination:  $

Final Scheduled Maturity Date:  October 25, 2029


            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 29, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of the Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on September 29, 1999, and based on its issue price of 97.22431%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 4 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 300% SPA (as defined in the Prospectus Supplement dated September 22, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates)) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 2.84791667%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.45%; and (iii) the amount of OID allocable to the short first accrual period (September 29, 1999 to October 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.05348265%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN  WITNESS  WHEREOF,   the  Trust  Administrator  has  caused  this
Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By ____________________________
                                          Authorized Officer

Countersigned:



First Union National Bank,
   Trust Administrator



By ________________________
   Authorized Officer

                                   EXHIBIT A-2
                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

 [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
   DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
   THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
 CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
  BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                        CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-25 CLASS A-2

                       evidencing an interest in a pool of
                                      fixed
                      interest rate, conventional, monthly
                                      pay,
                      fully amortizing, first lien, one- to
                        four-family residential mortgage
                     loans, which may include loans secured
                               by shares issued by
                     cooperative housing corporations, sold
                                       by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.:                     Cut-Off Date:  September 1, 1999

CUSIP No.:  66937R K9 9              First Distribution Date:  October 25, 1999
Percentage Interest evidenced
 by this Certificate:  %             Denomination: $

Final Scheduled Maturity Date:  October 25, 2029


            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 29, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-2 Certificates required to be distributed to Holders of the Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-2 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on September 29, 1999, and based on its issue price of 90.33368%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 4 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 300% SPA (as defined in the Prospectus Supplement dated September 22, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates)) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 9.73854167%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.00%; and (iii) the amount of OID allocable to the short first accrual period (September 29, 1999 to October 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.05251593%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN  WITNESS  WHEREOF,   the  Trust  Administrator  has  caused  this
Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By ____________________________
                                          Authorized Officer

Countersigned:



First Union National Bank,
  Trust Administrator



By ________________________
   Authorized Officer

                                   EXHIBIT A-3
                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

 [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
   DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
   THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
 CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
  BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                        CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-25 CLASS A-3

                       evidencing an interest in a pool of
                                      fixed
                      interest rate, conventional, monthly
                                      pay,
                      fully amortizing, first lien, one- to
                        four-family residential mortgage
                     loans, which may include loans secured
                               by shares issued by
                     cooperative housing corporations, sold
                                       by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            UNTIL THE ACCRETION  TERMINATION  DATE, THE INTEREST THAT ACCRUES ON
THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.:                    Cut-Off Date:  September 1, 1999

CUSIP No.:  66937R L2 3             First Distribution Date:  October 25, 1999
Percentage Interest evidenced
 by this Certificate:  %            Denomination:  $

Final  Scheduled  Maturity  Date:  October 25, 2029


            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 29, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-3 Certificates required to be distributed to Holders of the Class A-3 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-3 Certificates applicable to each Distribution Date will be 6.500% per annum. Prior to the Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Principal Balance of the Class A-3 Certificates on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-3 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on September 29, 1999, at an issue price of 77.09931%, including accrued interest, and a stated redemption price at maturity equal to the sum of its initial principal balance and all interest distributions hereon (whether current or accrued), and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 300% SPA (as defined in the Prospectus Supplement dated September 22, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates)) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 181.33064818%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.35%; and (iii) the amount of OID allocable to the short first accrual period (September 29, 1999 to October 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.46462027%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN  WITNESS  WHEREOF,   the  Trust  Administrator  has  caused  this
Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By ____________________________
                                          Authorized Officer

Countersigned:



First Union National Bank,
   Trust Administrator



By ________________________
   Authorized Officer

                                   EXHIBIT A-4
                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

 [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
   DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
   THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
 CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
  BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                        CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-25 CLASS A-4

                       evidencing an interest in a pool of
                                      fixed
                      interest rate, conventional, monthly
                                      pay,
                      fully amortizing, first lien, one- to
                        four-family residential mortgage
                     loans, which may include loans secured
                               by shares issued by
                     cooperative housing corporations, sold
                                       by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.:                     Cut-Off Date:  September 1, 1999

CUSIP No.:  66937R L3 1              First Distribution Date:  October 25, 1999
Percentage Interest evidenced
 by this Certificate:  %             Denomination:  $

Final  Scheduled  Maturity  Date:  October 25, 2029


            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 29, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-4 Certificates required to be distributed to Holders of the Class A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-4 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-4 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on September 29, 1999, and based on its issue price of 92.00556%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 4 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 300% SPA (as defined in the Prospectus Supplement dated September 22, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates)) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 8.06666667%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.68%; and (iii) the amount of OID allocable to the short first accrual period (September 29, 1999 to October 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.04051202%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN  WITNESS  WHEREOF,   the  Trust  Administrator  has  caused  this
Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By ____________________________
                                          Authorized Officer

Countersigned:



First Union National Bank,
   Trust Administrator



By ________________________
   Authorized Officer

                                  EXHIBIT A-PO
                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

            THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

            EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-25 CLASS A-PO

                       evidencing an interest in a pool of
                       fixed interest rate, conventional,
                      monthly pay, fully amortizing, first
                      lien, one- to four-family residential
                        mortgage loans, which may include
                        loans secured by shares issued by
                     cooperative housing corporations, sold
                                       by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.:                    Cut-Off Date:  September 1, 1999

Percentage Interest evidenced       First Distribution Date:  October 25, 1999
 by this Certificate:  %

                                    Denomination:  $

Final  Scheduled  Maturity  Date:  October 25, 2029

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-PO Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 29, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator"), and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-PO Certificates required to be distributed to Holders of the Class A-PO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-PO Certificates will not be entitled to distributions in respect of interest.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            No transfer of a Class A-PO Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on September 29, 1999, at an issue price of 66.53125% and a stated redemption price at maturity equal to its initial principal balance, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 300% SPA (as defined in the Prospectus Supplement dated September 22, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates)) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 33.46875000%;
(ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.72%; and (iii) the amount of OID allocable to the short first accrual period (September 29, 1999 to October 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.41890383%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN  WITNESS  WHEREOF,   the  Trust  Administrator  has  caused  this
Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                            Trust Administrator



                                       By ____________________________
                                          Authorized Officer

Countersigned:



First Union National Bank,
   Trust Administrator



By ________________________
    Authorized Officer

                                   EXHIBIT A-R
                     [Form of Face of Class A-R Certificate]

            FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUST ADMINISTRATOR TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE
SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN
SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

            THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE REMIC.

            THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN
SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-25, CLASS A-R

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                        four-family residential mortgage
                     loans, which may include loans secured
                               by shares issued by
                     cooperative housing corporations, sold
                                       by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.:                       Cut-Off Date:  September 1, 1999

CUSIP No.:  66937R L4 9                First Distribution Date: October 25, 1999
Percentage Interest evidenced by this
Certificate:  %                        Denomination:  $100.00

Final  Scheduled  Maturity  Date:  October 25, 2029

            THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 29, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-R Certificate required to be distributed to the Holder of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN  WITNESS  WHEREOF,   the  Trust  Administrator  has  caused  this
Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By ____________________________
                                          Authorized Officer

Countersigned:



First Union National Bank,
   Trust Administrator



By ________________________
   Authorized Officer

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

            THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

            THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

            EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-25, CLASS B-1

                       evidencing an interest in a pool of
                       fixed interest rate, conventional,
                      monthly pay, fully amortizing, first
                      lien, one- to four-family residential
                        mortgage loans, which may include
                        loans secured by shares issued by
                     cooperative housing corporations, sold
                                       by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.:                           Cut-Off Date:  September 1, 1999

Percentage Interest evidenced by this      First Distribution Date:  October 25,
Certificate:  %                            1999

                                           Denomination:  $

Final  Scheduled  Maturity  Date:  October
25, 2029

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 29, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of the Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            No transfer of a Class B-1 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on September 29, 1999, and based on its issue price of 92.19306%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 4 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 300% SPA (as defined in the Prospectus Supplement dated September 22, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates)) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 7.87916667 %; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.65%; and (iii) the amount of OID allocable to the short first accrual period (September 29, 1999 to October 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.03962144%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN  WITNESS  WHEREOF,   the  Trust  Administrator  has  caused  this
Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                            Trust Administrator



                                       By ____________________________
                                          Authorized Officer

Countersigned:



First Union National Bank,
   Trust Administrator



By  ________________________
   Authorized Officer

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

            THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

            THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

            EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-25, CLASS B-2

                       evidencing an interest in a pool of
                       fixed interest rate, conventional,
                      monthly pay, fully amortizing, first
                      lien, one- to four-family residential
                        mortgage loans, which may include
                        loans secured by shares issued by
                     cooperative housing corporations, sold
                                       by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.:                      Cut-Off Date:  September 1, 1999

Percentage Interest evidenced         First Distribution Date:  October 25, 1999
 by this Certificate:  %
                                      Denomination: $

Final  Scheduled  Maturity  Date:  October 25, 2029

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 29, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B
Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of the Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            No transfer of a Class B-2 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on September 29, 1999, and based on its issue price of 90.34931%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 4 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 300% SPA (as defined in the Prospectus Supplement dated September 22, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates)) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 9.72291667%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.94%; and (iii) the amount of OID allocable to the short first accrual period (September 29, 1999 to October 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.04827774%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN  WITNESS  WHEREOF,   the  Trust  Administrator  has  caused  this
Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By ____________________________
                                          Authorized Officer

Countersigned:



First Union National Bank,
   Trust Administrator



By ________________________
   Authorized Officer

                                   EXHIBIT B-3
                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

            THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

            THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

            EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-25, CLASS B-3

                       evidencing an interest in a pool of
                       fixed interest rate, conventional,
                      monthly pay, fully amortizing, first
                      lien, one- to four-family residential
                        mortgage loans, which may include
                        loans secured by shares issued by
                     cooperative housing corporations, sold
                                       by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.:                    Cut-Off Date:  September 1, 1999

Percentage Interest evidenced       First Distribution Date:  October 25, 1999
  by this Certificate:  %
                                    Denomination:  $

Final  Scheduled  Maturity  Date:  October 25, 2029

            THIS   CERTIFIES   THAT   _______________________________   is   the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 29, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B
Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of the Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-3 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            No transfer of a Class B-3 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on September 29, 1999, and based on its issue price of 83.72431%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 4 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 300% SPA (as defined in the Prospectus Supplement dated September 22, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates)) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 16.34791667%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 9.05%; and (iii) the amount of OID allocable to the short first accrual period (September 29, 1999 to October 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.07745351%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN  WITNESS  WHEREOF,   the  Trust  Administrator  has  caused  this
Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator


                                       By ____________________________
                                          Authorized Officer

Countersigned:



First Union National Bank,
   Trust Administrator



By ________________________
   Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

            THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

            THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

            EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-25, CLASS B-4

                       evidencing an interest in a pool of
                       fixed interest rate, conventional,
                      monthly pay, fully amortizing, first
                      lien, one- to four-family residential
                        mortgage loans, which may include
                        loans secured by shares issued by
                     cooperative housing corporations, sold
                                       by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.:                   Cut-Off Date:  September 1, 1999

Percentage Interest evidenced      First Distribution Date:  October 25, 1999
  by this Certificate:  %
                                           Denomination:  $

Final  Scheduled  Maturity  Date:  October 25, 2029

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 29, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B
Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of the Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-4 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on September 29, 1999, and based on its issue price of 69.30243%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 4 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 300% SPA (as defined in the Prospectus Supplement dated September 22, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates)) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 30.76979167%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 11.97%; and (iii) the amount of OID allocable to the short first accrual period (September 29, 1999 to October 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.12936000%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN  WITNESS  WHEREOF,   the  Trust  Administrator  has  caused  this
Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By ____________________________
                                          Authorized Officer

Countersigned:



First Union National Bank,
   Trust Administrator



By ________________________
   Authorized Officer

                                   EXHIBIT B-5
                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

            THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

            THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

            EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-25, CLASS B-5

                       evidencing an interest in a pool of
                       fixed interest rate, conventional,
                      monthly pay, fully amortizing, first
                      lien, one- to four-family residential
                        mortgage loans, which may include
                        loans secured by shares issued by
                     cooperative housing corporations, sold
                                       by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.:                   Cut-Off Date:  September 1, 1999

Percentage Interest evidenced      First Distribution Date:  October 25, 1999
  by this Certificate:  %
                                           Denomination:  $

Final  Scheduled  Maturity  Date:  October 25, 2029

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 29, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B
Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of the Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-5 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on September 29, 1999, and based on its issue price of 46.44306%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 4 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 300% SPA (as defined in the Prospectus Supplement dated September 22, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates)) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 53.62916667%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 19.10%; and (iii) the amount of OID allocable to the short first accrual period (September 29, 1999 to October 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.17056352%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN  WITNESS  WHEREOF,   the  Trust  Administrator  has  caused  this
Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By ____________________________
                                          Authorized Officer

Countersigned:



First Union National Bank,
   Trust Administrator



By ________________________
   Authorized Officer

                                   EXHIBIT B-6
                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

            THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES, THE CLASS B-4 CERTIFICATES AND THE CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

            THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

            EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-25, CLASS B-6

                       evidencing an interest in a pool of
                       fixed interest rate, conventional,
                      monthly pay, fully amortizing, first
                      lien, one- to four-family residential
                        mortgage loans, which may include
                        loans secured by shares issued by
                     cooperative housing corporations, sold
                                       by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.:                   Cut-Off Date:  September 1, 1999

Percentage Interest evidenced      First Distribution Date:  October 25, 1999
 by this Certificate:  %
                                           Denomination:  $

Final  Scheduled  Maturity  Date:  October 25, 2029

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 29, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B
Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-6 Distribution Amount required to be distributed to Holders of the Class B-6 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-6 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-6 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            No transfer of a Class B-6 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on September 29, 1999, and based on its issue price of 18.50556%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 4 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 300% SPA (as defined in the Prospectus Supplement dated September 22, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates)) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 81.56666667%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 44.16%; and (iii) the amount of OID allocable to the short first accrual period (September 29, 1999 to October 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.11932167%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN  WITNESS  WHEREOF,   the  Trust  Administrator  has  caused  this
Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By ____________________________
                                          Authorized Officer

Countersigned:



First Union National Bank,
   Trust Administrator



By ________________________
   Authorized Officer

                                    EXHIBIT C
                [Form of Reverse of Series 1999-25 Certificates]

                      NORWEST ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-25

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trust Administrator, such advances are reimbursable to such Servicer, the Master Servicer or the Trust Administrator to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trust Administrator, as applicable, of advances made by such Servicer, the Master Servicer or the Trust Administrator.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer, the Trust Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer, the Trust Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trust Administrator, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Seller, the Master Servicer, the Trust Administrator, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trust Administrator, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trust Administrator, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trust Administrator on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Seller from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Agreement permits, but does not require, the Seller to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Seller's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto




            (Please print or typewrite name and address including postal zip code of assignee)

the  beneficial   interest   evidenced  by  the  within  Mortgage   Pass-Through
Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class, to the above named assignee and deliver such Certificate to the following address:




Social Security or other Identifying Number of Assignee:


------------------------------------------------------------------------------

Dated:





                                       -----------------------------------
                                          Signature by or on behalf of
                                          assignor


                                       -----------------------------------
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

            Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or
otherwise,        in        immediately        available        funds       to
_________________________________________________________________    for   the
account  of  _______________________________________________   account  number
_____________,        or,       if       mailed       by       check,       to
_______________________________________________________.            Applicable
statements should be mailed to ___________________________________________
---------------------------------------------------.

            This information is provided by ______________________, the assignee named above, or ___________________________________, as its agent.

                                    EXHIBIT D

                                    RESERVED

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

            THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of _____________, by and among FIRST UNION NATIONAL BANK, not individually, but solely as Trust Administrator (including its successors under the Pooling and Servicing Agreement defined below, the "Trust Administrator"), NORWEST ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and ___________________________ (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                               W I T N E S S E T H

            WHEREAS, the Seller, the Master Servicer, the Trust Administrator and United States Trust Company of New York, as trustee, have entered into a Pooling and Servicing Agreement dated as of September 29, 1999 relating to the issuance of Mortgage Pass-Through Certificates, Series 1999-25 (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

            WHEREAS, the Custodian has agreed to act as agent for the Trust Administrator for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trust Administrator, the Seller, the Master Servicer and the Custodian hereby agree as follows:
ARTICLE I

                                   DEFINITIONS

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.
ARTICLE II

                          CUSTODY OF MORTGAGE DOCUMENTS
Section 2.1 CUSTODIAN TO ACT AS AGENT; ACCEPTANCE OF CUSTODIAL FILES. The Custodian, as the duly appointed agent of the Trust Administrator for these purposes, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Notes, Mortgages, assignments and other documents and any similar documents received by the Trust Administrator subsequent to the date hereof (the "Custodial Files") as agent for the Trust Administrator, in trust, for the use and benefit of all present and future Certificateholders. Section 2.2 RECORDATION OF ASSIGNMENTS. If any Custodial File includes one or more assignments to the Trust Administrator of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian. Section
2.3 REVIEW OF CUSTODIAL FILES. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.01 of the Pooling and Servicing Agreement, each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Seller, the Master Servicer and the Trust Administrator. Section 2.4 NOTIFICATION OF BREACHES OF REPRESENTATIONS AND WARRANTIES. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall give prompt written notice to the Seller, the Master Servicer and the Trust Administrator. Section 2.5 CUSTODIAN TO COOPERATE; RELEASE OF CUSTODIAL FILES. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.02 of the Pooling and Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to the Master Servicer.

            From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan. With such certificate, the Master Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Master Servicer. The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless
(i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement. Section 2.6 ASSUMPTION AGREEMENTS. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.
ARTICLE III

                            CONCERNING THE CUSTODIAN
Section 3.1 CUSTODIAN A BAILEE AND AGENT OF THE TRUST ADMINISTRATOR. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trust Administrator, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian. Section 3.2 INDEMNIFICATION. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.
Section 3.3 CUSTODIAN MAY OWN CERTIFICATES. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian. Section 3.4 MASTER SERVICER TO PAY CUSTODIAN'S FEES AND EXPENSES. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith. Section
3.5 CUSTODIAN MAY RESIGN; TRUST ADMINISTRATOR MAY REMOVE CUSTODIAN. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trust Administrator shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trust Administrator shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trust Administrator may remove the Custodian at any time. In such event, the Trust Administrator shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

            Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trust Administrator shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trust Administrator without the prior approval of the Seller and the Master Servicer. Section 3.6 MERGER OR CONSOLIDATION OF CUSTODIAN. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Section 3.7 REPRESENTATIONS OF THE CUSTODIAN. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File. ARTICLE IV

                            MISCELLANEOUS PROVISIONS
Section 4.1 NOTICES. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received. Section 4.2 AMENDMENTS. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trust Administrator shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trust Administrator shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.
SECTION 4.3 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. Section 4.4 RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trust Administrator, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument. Section 4.5 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.


Address:                                 FIRST UNION NATIONAL BANK

230 South Tryon Street                   By:___________________________________
Charlotte, North Carolina, 28288         Name:
                                         Title:

Address:                                 NORWEST ASSET SECURITIES
                                            CORPORATION
7485 New Horizon Way
Frederick, Maryland 21703                By:___________________________________
                                         Name:
                                         Title:

Address:                                 NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION
7485 New Horizon Way
Frederick, Maryland 21703                 By:___________________________________
                                         Name:
                                         Title:

Address:                                 [CUSTODIAN]

                                       By:___________________________________
                                      Name:
                                     Title:

STATE OF          )
                  :  ss.:
COUNTY OF         )

            On this ____ day of _________, 19__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Norwest Asset
Securities Corporation a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.




                                                      Notary Public



[NOTARIAL SEAL]

STATE OF          )
                  :  ss.:
COUNTY OF         )

            On this ____ day of _________, 19__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Norwest Bank Minnesota,
National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.




                                                      Notary Public



[NOTARIAL SEAL]

STATE OF          )
                  :  ss.:
COUNTY OF         )

            On this ___ day of ________, 19__, before me, a notary public in and for the State of ____________, personally appeared __________ _________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the ____________________ of First Union
National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.




                                                      Notary Public



[NOTARIAL SEAL]

STATE OF          )
                  :  ss.:
COUNTY OF         )

            On this ____ day of ________, 19 , before me, a notary public in and for the State of __________, personally appeared __________ __________, known to me who, being by me duly sworn, did depose and say that he resides at
__________________________;   that   he  is   the   _______________________   of
______________________,  a  _________________________,  one of the parties  that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.




                                                      Notary Public



[NOTARIAL SEAL]

                                   EXHIBIT F-1

          [Schedule of Mortgage Loans Serviced by Norwest Mortgage]

NASCOR
NMI / 1999-23  Exhibit F-1
30 YEAR FIXED RATE NON RELOCATION  LOANS

(i)         (ii)                                        (iii)      (iv)        (v)           (vi)      (vii)      (viii)
-----       ---------------------------  -----   -----  --------   --------    --------      -------   --------   ----------
                                                                               NET
MORTGAGE                                                           MORTGAGE    MORTGAGE      CURRENT   ORIGINAL   SCHEDULED
LOAN                                             ZIP    PROPERTY   INTEREST    INTEREST      MONTHLY   TERM TO    MATURITY
NUMBER      CITY                         STATE   CODE   TYPE       RATE        RATE          PAYMENT   MATURITY   DATE
--------    ---------------------------  -----  -----   ---------  --------    --------      -------   --------   ----------

No Des Moines



NASCOR
NMI / 1999-23  Exhibit F-1
30 YEAR FIXED RATE NON RELOCATION  LOANS

(continued)


(i)            (ix)            (x)    (xi)        (xii)     (xiii)   (xIv)        (xv)      (xvi)
-----          --------------  ------ --------- ----------  -------- -----------  ------   ------------
               CUT-OFF
MORTGAGE       DATE                              MORTGAGE            T.O.P.       MASTER    FIXED
LOAN           PRINCIPAL                        INSURANCE   SERVICE  MORTGAGE     SERVICE   RETAINED
NUMBER         BALANCE         LTV    SUBSIDY      CODE     FEE      LOAN         FEE       YIELD
--------      --------------  ------ --------- ----------  -------- -----------  -------   -----------



                                   EXHIBIT F-2

           [Schedule of Mortgage Loans Serviced by Other Servicers]


NASCOR
NMI / 1999-23  Exhibit F-2
30 YEAR FIXED RATE NON RELOCATION  LOANS


(i)           (ii)                                       (iii)       (iv)         (v)         (vi)        (vii)      (viii)
-----         ----------------------------    -----     -------    --------     --------   ----------   --------   ---------- -
                                                                                  NET
MORTGAGE                                                           MORTGAGE     MORTGAGE    CURRENT     ORIGINAL    SCHEDULED
LOAN                                           ZIP      ROPERTY    INTEREST     INTEREST    MONTHLY      TERM TO    MATURITY
NUMBER        CITY                   STATE    CODE       TYPE        RATE         RATE      PAYMENT     MATURITY      DATE
--------      --------------------------------------    -------    --------     --------   ----------   --------   -------------
4766436       COLUMBUS                OH      43204       SFD        6.625       6.358     $ 1,716.04      360      1-Jul-28
4766545       SOUTHLAKE               TX      76092       SFD        6.625       6.358     $ 2,140.56      360      1-Nov-28
4774135       MEDFORD                 NJ      08055       SFD        6.625       6.358     $ 1,843.14      360      1-Jul-28
4793538       EVANSVILLE              IN      47715       SFD        6.625       6.358     $ 3,304.01      360      1-Sep-28
4806847       SHERBORN                MA      01770       SFD        6.875       6.500     $ 2,386.96      360      1-Sep-28
4809997       HOCKESSIN               DE      19707       SFD        7.500       6.500     $ 2,066.18      360      1-Aug-29
4833189       JEFFERSON               SD      57038       SFD        7.125       6.500     $ 1,654.99      360      1-Jun-29
4838480       FOREST                  VA      24551       SFD        7.875       6.500     $ 2,558.05      360      1-Sep-29
4847682       STONY POINT             NY      10980       SFD        6.625       6.358     $ 3,252.78      360      1-Aug-29
4847840       HUDSON                  MA      01749       SFD        6.875       6.500     $ 1,890.97      360      1-Apr-29
4853470       CASTLE ROCK             CO      80104       SFD        7.125       6.500     $ 2,182.85      360      1-Sep-29
4862213       ROXBURY                 NJ      07876       SFD        7.500       6.500     $ 2,008.50      360      1-Aug-29
4864019       FREEHOLD                NJ      07728       SFD        7.625       6.500     $ 2,371.11      360      1-Aug-29
4870297       RIDGEFIELD              CT      06877       SFD        7.750       6.500     $ 3,891.56      360      1-Sep-29
4882153       NOVI                    MI      48374       SFD        6.500       6.233     $ 1,796.34      360      1-Nov-28
4884372       SANTA ANA               CA      92705       SFD        7.000       6.500     $ 2,698.47      360      1-Jan-29
4900637       PACIFICA                CA      94044       SFD        6.500       6.233     $ 2,528.28      360      1-May-29
4902501       CAMARILLO               CA      93010       SFD        7.000       6.500     $ 3,541.74      360      1-Sep-29
4909491       VIENNA                  VA      22181       SFD        6.750       6.483     $ 2,281.12      360      1-Aug-29
4926293       EDINA                   MN      55416       SFD        7.000       6.500     $ 2,395.09      360      1-Aug-29
4926990       REDDING                 CT      06896       SFD        7.125       6.500     $ 3,772.83      360      1-Sep-29
4927341       ORLANDO                 FL      32836       SFD        7.500       6.500     $ 2,038.56      360      1-Aug-29
4928431       SHELTON                 CT      06484       SFD        6.625       6.358     $ 2,141.20      360      1-Aug-29
4930241       AVON                    IN      46168       SFD        6.625       6.358      $ 815.12       360      1-Jan-29
4934557       LONG VALLEY             NJ      07853       SFD        7.000       6.500     $ 2,262.03      360      1-Sep-29
4934962       FLANDERS                NJ      07836       SFD        7.625       6.500     $ 2,183.55      360      1-Aug-29
4939737       TUSTIN                  CA      92782       SFD        6.500       6.233     $ 1,674.99      360      1-Sep-29
4940322       AUSTIN                  TX      78726       SFD        7.375       6.500     $ 3,170.45      360      1-Aug-29
4940853       BRIDGEWATER             NJ      08807       SFD        7.500       6.500     $ 2,020.04      360      1-Jul-29
4940887       SAINT CHARLES           IL      60175       SFD        6.750       6.483     $ 2,334.96      360      1-Mar-29
4943361       SPRINGBORO              OH      45066       SFD        7.500       6.500     $ 2,013.74      360      1-Jun-29
4943534       RINGOES                 NJ      08551       SFD        6.500       6.233     $ 1,934.13      360      1-Aug-29
4944592       LEESBURG                VA      20175       SFD        6.500       6.233     $ 3,193.21      360      1-Aug-29
4944985       BELLEVUE                WA      98006       SFD        7.000       6.500     $ 3,945.25      360      1-May-29
4945963       EASTON                  PA      18042       SFD        6.875       6.500     $ 1,722.74      360      1-Sep-29
4948455       WEST HARTFORD           CT      06107       SFD        7.125       6.500     $ 1,972.65      360      1-Mar-29
4949975       GREAT NECK              NY      11021       SFD        6.750       6.483     $ 2,724.12      360      1-Jul-29
4951187       HOCKESSIN               DE      19707       SFD        7.125       6.500     $ 2,115.48      360      1-Aug-29
4952086       BASKING RIDGE           NJ      07920       SFD        6.875       6.500     $ 3,378.26      360      1-Jul-29
4952218       CHESTERFIELD            MO      63005       SFD        7.125       6.500     $ 2,157.93      360      1-Sep-29
4952406       CHANDLER                AZ      85248       SFD        7.125       6.500     $ 1,834.54      360      1-Aug-29
4955356       HILLSBOROUGH            NJ      08876       SFD        6.750       6.483     $ 2,811.72      360      1-Jul-29
4957243       DAVIDSONVILLE           MD      21035       SFD        7.000       6.500     $ 2,128.97      360      1-Aug-29
4960056       SPRING                  TX      77389       SFD        6.750       6.483     $ 1,625.07      360      1-Sep-29
4961018       IRVINE                  CA      92602       SFD        6.500       6.233     $ 2,471.39      360      1-Jun-29
4964889       WAKE FOREST             NC      27587       SFD        6.750       6.483     $ 6,226.55      360      1-Aug-29
4965113       LYONS                   CO      80540       SFD        7.250       6.500     $ 1,997.76      360      1-Mar-29
4966714       WESTON                  CT      06883       SFD        6.625       6.358     $ 2,299.36      360      1-Jun-29
4967391       AUDUBON                 PA      19403       SFD        7.250       6.500     $ 1,875.99      360      1-Aug-29
4968748       TYRONE                  GA      30290       SFD        6.875       6.500     $ 1,795.39      360      1-Sep-29
4969083       ROCHESTER               MI      48307       SFD        6.875       6.500     $ 2,134.37      360      1-Jul-29
4970858       NEW YORK                NY      10025       COP        6.625       6.358     $ 2,465.20      360      1-Jul-29
4972141       MCLEAN                  VA      22102       SFD        6.875       6.500     $ 3,940.92      360      1-Jul-29
4973859       CLAYTON                 CA      94517       SFD        7.250       6.500     $ 2,430.60      360      1-Sep-29
4974134       POTTERSVILLE            NJ      07979       SFD        6.750       6.483     $ 1,835.54      360      1-Aug-29
4974638       LONG VALLEY             NJ      07853       SFD        7.125       6.500     $ 2,374.42      360      1-Sep-29
4974917       WESTFIELD               NJ      07090       SFD        7.750       6.500     $ 2,075.81      360      1-Sep-29
4976110       CHESTER                 NJ      07930       SFD        6.500       6.233     $ 3,016.23      360      1-Sep-29
4976489       ALPHARETTA              GA      30022       SFD        7.250       6.500     $ 2,428.55      360      1-Jun-29
4977137       CHANHASSEN              MN      55317       SFD        7.500       6.500     $ 2,138.28      360      1-Sep-29
4978498       CINCINNATI              OH      45243       SFD        7.000       6.500     $ 5,089.57      360      1-Aug-29
4978543       MORGANVILLE             NJ      07751       SFD        7.500       6.500     $ 1,789.29      360      1-Sep-29
4979072       MANALAPAN               NJ      07726       SFD        7.250       6.500     $ 2,670.73      360      1-Jul-29
4979518       GREEN BROOK             NJ      08812       SFD        6.875       6.500     $ 2,299.26      360      1-Sep-29
4980529       FENTON                  MI      48430       SFD        7.375       6.500     $ 1,761.23      360      1-Aug-29
4980915       ADA                     MI      49301       SFD        7.625       6.500     $ 1,765.24      360      1-Aug-29
4982485       INVERNESS               IL      60010       SFD        6.750       6.483     $ 3,891.59      360      1-Sep-29
4983873       NORTH WALES             PA      19454       SFD        6.500       6.233     $ 1,547.31      360      1-Aug-29
4984926       BELLE MEAD              NJ      08502       SFD        6.875       6.500     $ 2,351.81      360      1-Jul-29
4986492       NOVI                    MI      48375       SFD        7.000       6.500     $ 2,629.61      360      1-May-29
4986651       BIRMINGHAM              AL      35242       SFD        8.000       6.500     $ 1,884.75      360      1-Sep-29
4986821       LOS GATOS               CA      95032       SFD        8.000       6.500     $ 2,905.71      360      1-Aug-29
4989869       SUMMIT                  NJ      07901       SFD        7.125       6.500     $ 2,256.29      360      1-Sep-29
4990193       SIMI                    CA      93062       SFD        7.000       6.500     $ 1,764.72      360      1-Jul-29
4990345       HINGHAM                 MA      02043       SFD        7.375       6.500     $ 4,489.39      360      1-Aug-29
4990416       BROOKFIELD              WI      53045       SFD        7.375       6.500     $ 2,141.10      360      1-Aug-29
4990660       CARY                    NC      27511       SFD        7.625       6.500     $ 2,088.00      360      1-Aug-29
4990691       HARRISON                NY      10528       SFD        6.875       6.500     $ 3,528.92      360      1-Jul-29
4990772       HARTSDALE               NY      10530       SFD        8.000       6.500     $ 2,839.67      360      1-Aug-29
4990799       FAIRFAX                 VA      22030       SFD        7.125       6.500     $ 2,607.30      360      1-Jun-29
4990837       EVANSVILLE              IN      47701       SFD        6.750       6.483     $ 2,853.84      360      1-Sep-29
4991197       SAN JOSE                CA      95125       SFD        7.000       6.500     $ 2,601.67      360      1-May-29
4991465       PRINCETON               NJ      08540       SFD        7.375       6.500     $ 2,667.05      360      1-Jul-29
4991521       CHICAGO                 IL      60600       LCO        7.250       6.500     $ 3,058.54      360      1-May-29
4991535       RIVERSIDE               CT      06878       SFD        7.125       6.500     $ 3,206.91      360      1-Jun-29
4991742       PALO ALTO               CA      94306       SFD        7.000       6.500     $ 4,317.82      360      1-Aug-29
4991932       PLYMOUTH                MN      55447       SFD        7.750       6.500     $ 1,862.68      360      1-Aug-29
4992577       AVON                    CT      06001       SFD        7.250       6.500     $ 2,387.62      360      1-Aug-29
4993141       RIDGEFIELD              CT      06877       SFD        7.375       6.500     $ 2,410.46      360      1-Jul-29
4993402       MENDHAM                 NJ      07945       SFD        6.875       6.500     $ 3,416.03      360      1-Aug-29
4993684       ISSAQUAH                WA      98029       SFD        7.500       6.500     $ 2,134.01      360      1-Aug-29
4994282       SHELTON                 CT      06484       SFD        7.000       6.500     $ 2,532.81      360      1-Jun-29
4994752       EAGAN                   MN      55122       SFD        7.250       6.500     $ 2,685.27      360      1-Aug-29
4995359       ALBANY                  CA      94706       SFD        7.750       6.500     $ 1,882.74      360      1-Sep-29
4995615       WEST WHITELAND          PA      19341       SFD        7.250       6.500     $ 1,910.10      360      1-Aug-29
4995629       BROOKFIELD              CT      06804       SFD        7.125       6.500     $ 1,875.30      360      1-Aug-29
4996002       WESTPORT                CT      06880       SFD        7.000       6.500     $ 4,158.15      360      1-Aug-29
4996083       LEHI                    UT      84043       SFD        7.500       6.500     $ 1,723.22      360      1-Aug-29
4996449       PITTSTOWN               NJ      08867       SFD        6.500       6.233     $ 2,207.19      360      1-Sep-29
4996777       NEWTOWN                 CT      06470       SFD        6.875       6.500     $ 3,087.57      360      1-Aug-29
4996897       ACWORTH                 GA      30101       SFD        6.625       6.358     $ 2,319.82      360      1-Jul-29
4996951       SOMERVILLE              NJ      08876       SFD        6.750       6.483     $ 1,576.10      360      1-Jun-29
4997277       BELLE MEAD              NJ      08502       SFD        7.375       6.500     $ 2,453.31      360      1-Sep-29
4998391       ALPHARETTA              GA      30022       SFD        6.875       6.500     $ 2,378.09      360      1-Jul-29
4998619       AVONDALE                PA      19311       SFD        7.000       6.500     $ 3,449.60      360      1-Aug-29
4999662       FAIRFIELD               CT      06430       SFD        6.875       6.500     $ 6,513.78      360      1-Aug-29
4999809       PITTSFORD               NY      14534       SFD        7.125       6.500     $ 2,957.63      360      1-Sep-29
5000466       GLENSIDE                PA      19038       SFD        6.875       6.500     $ 2,259.84      360      1-Jul-29
5001290       WESTFORD                MA      01886       SFD        6.750       6.483     $ 2,289.56      360      1-Jun-29
5002219       BREWSTER                NY      10509       SFD        7.750       6.500     $ 2,077.60      360      1-Aug-29
5002390       INDIANAPOLIS            IN      46236       SFD        7.375       6.500     $ 2,657.38      360      1-Jul-29
5002547       GRAFTON                 MA      01519       SFD        7.875       6.500     $ 2,010.62      360      1-Jul-29
5002735       POWAY                   CA      92064       SFD        7.250       6.500     $ 3,383.60      360      1-Sep-29
5004473       MANDEVILLE              LA      70471       SFD        7.125       6.500     $ 1,717.99      360      1-Sep-29
5004497       SUDBURY                 MA      01776       SFD        6.625       6.358     $ 3,201.55      360      1-Jul-29
5004904       WATCHUNG                NJ      07060       SFD        6.750       6.483     $ 3,476.49      360      1-Aug-29
5005928       NEW FAIRFIELD           CT      06812       SFD        7.000       6.500     $ 3,110.29      360      1-Jul-29
5006247       WARREN                  NJ      07059       SFD        6.375       6.108     $ 3,743.22      360      1-Aug-29
5006426       PLANO                   TX      75093       SFD        7.125       6.500     $ 3,072.16      360      1-Aug-29
5006466       LEXINGTON               SC      29072       SFD        7.250       6.500     $ 2,621.61      360      1-Jun-29
5006475       LOS GATOS               CA      95030       SFD        7.375       6.500     $ 4,449.68      360      1-Aug-29
5006678       GILROY                  CA      95020       SFD        6.625       6.358     $ 3,183.95      360      1-Jun-29
5006761       IRVINE                  CA      92602       SFD        6.750       6.483     $ 1,779.43      360      1-Sep-29
5007036       SAINT CHARLES           IL      60175       SFD        6.500       6.233     $ 1,801.40      360      1-Sep-29
5007266       UPPER MONTCLAIR         NJ      07043       SFD        6.875       6.500     $ 3,021.88      360      1-Sep-29
5007472       OAKTON                  VA      22124       SFD        6.875       6.500     $ 1,937.94      360      1-Jun-29
5007568       SPARTA                  NJ      07871       SFD        6.625       6.358     $ 3,137.53      360      1-Aug-29
5008381       BEDMINSTER              NJ      07921       SFD        7.000       6.500     $ 2,328.56      360      1-Sep-29
5009026       MINNEAPOLIS             MN      55419       SFD        7.250       6.500     $ 2,520.65      360      1-Jun-29
5009815       WEST HARTFORD           CT      06107       SFD        6.875       6.500     $ 1,970.79      360      1-Aug-29
5010100       CLAYTON                 CA      94517       SFD        7.000       6.500     $ 2,651.24      360      1-Aug-29
5011111       SPARTA                  NJ      07871       SFD        6.500       6.233     $ 2,477.71      360      1-Aug-29
5011255       CASTLE ROCK             CO      80104       SFD        6.875       6.500     $ 2,061.45      360      1-Sep-29
5011514       AVON                    CT      06001       SFD        6.375       6.108     $ 1,746.84      360      1-Aug-29
5011537       VIENNA                  VA      22182       SFD        6.750       6.483     $ 1,945.80      360      1-Aug-29
5011555       BOSTON                  MA      02118       LCO        7.125       6.500     $ 2,032.95      360      1-Aug-29
5011807       MUNDELEIN               IL      60060       SFD        7.375       6.500     $ 2,741.64      360      1-Aug-29
5012262       CENTERVILLE             MN      55038       SFD        7.500       6.500     $ 1,786.50      360      1-Sep-29
5012322       MEDIA                   PA      19063       SFD        7.625       6.500     $ 2,102.15      360      1-Sep-29
5012479       AUSTIN                  TX      78746       SFD        6.500       6.233     $ 2,245.11      360      1-Aug-29
5012520       HAMDEN                  CT      06518       SFD        6.750       6.483     $ 2,451.71      360      1-Jul-29
5012875       RIDGEFIELD              CT      06877       SFD        6.625       6.358     $ 2,816.73      360      1-Jul-29
5013003       CHICAGO                 IL      60657       LCO        7.125       6.500     $ 2,694.88      360      1-Jul-29
5013557       SILVER SPRING           MD      20905       SFD        7.625       6.500     $ 2,541.69      360      1-Aug-29
5013612       RANCHO PALOS VERDES     CA      90274       SFD        6.375       6.108     $ 1,871.61      360      1-May-29
5014227       CONCORD                 MA      01742       LCO        7.375       6.500     $ 3,025.16      360      1-Aug-29
5014341       WINSTON SALEM           NC      27106       SFD        7.750       6.500     $ 2,179.33      360      1-Sep-29
5014872       STRONGSVILLE            OH      44136       SFD        6.750       6.483     $ 2,142.32      360      1-Sep-29
5014896       MARIETTA                GA      30062       SFD        7.500       6.500     $ 2,022.83      360      1-Sep-29
5015004       PALO ALTO               CA      94306       SFD        7.250       6.500     $ 4,604.69      360      1-Aug-29
5015350       NORTH BEND              WA      98045       SFD        7.000       6.500     $ 2,295.30      360      1-Aug-29
5015421       ASHBURN                 VA      20147       SFD        7.375       6.500     $ 1,767.44      360      1-Aug-29
5015710       ASHBURN                 VA      20147       SFD        7.125       6.500     $ 2,602.59      360      1-Sep-29
5015773       CLAYTON                 NC      27520       SFD        7.250       6.500     $ 1,719.09      360      1-Aug-29
5015780       BENICIA                 CA      94510       SFD        7.375       6.500     $ 1,816.48      360      1-Aug-29
5016808       NAPERVILLE              IL      60564       SFD        6.875       6.500     $ 2,791.95      360      1-Jul-29
5016968       CHARLOTTE               NC      28226       PUD        6.750       6.483     $ 2,270.10      360      1-Sep-29
5017039       WILBRAHAM               MA      01095       SFD        6.500       6.233     $ 3,097.14      360      1-Jun-29
5017197       BETTENDORF              IA      52722       SFD        7.375       6.500     $ 2,037.50      360      1-Aug-29
5017230       NOVATO                  CA      94945       SFD        7.125       6.500     $ 3,894.77      360      1-Aug-29
5017462       BOYLSTON                MA      01505       SFD        6.625       6.358     $ 2,145.05      360      1-Jul-29
5017492       WEST CHESTER            PA      19382       SFD        6.625       6.358     $ 1,895.33      360      1-Sep-29
5017556       CHESTER                 NJ      07930       SFD        7.250       6.500     $ 3,197.71      360      1-Aug-29
5017760       AUSTIN                  TX      78731       SFD        7.625       6.500     $ 2,555.05      360      1-Sep-29
5018487       WARREN                  NJ      07059       SFD        6.875       6.500     $ 2,299.26      360      1-Aug-29
5018600       PLANO                   TX      75093       SFD        7.000       6.500     $ 2,113.67      360      1-Jul-29
5018774       ROXBURY TOWNSHIP        NJ      07876       SFD        7.000       6.500     $ 1,957.99      360      1-Sep-29
5018795       READINGTON              NJ      08870       SFD        6.875       6.500     $ 2,167.87      360      1-Aug-29
5018995       CROFTON                 MD      21114       SFD        7.750       6.500     $ 1,803.57      360      1-Sep-29
5019184       BROOKFIELD              CT      06804       SFD        7.000       6.500     $ 2,395.09      360      1-Aug-29
5019210       NEW YORK                NY      10128       COP        6.250       5.983     $ 3,306.41      360      1-Aug-29
5019555       CHULA VISTA             CA      91915       SFD        7.875       6.500     $ 2,094.73      360      1-Aug-29
5019760       MONTVILLE               NJ      07045       SFD        7.250       6.500     $ 4,607.08      360      1-Aug-29
5019770       TULSA                   OK      74137       SFD        6.875       6.500     $ 2,233.56      360      1-Aug-29
5019772       BOOTHWYN                PA      19061       SFD        7.000       6.500     $ 1,756.40      360      1-Aug-29
5020170       BENICIA                 CA      94510       SFD        6.750       6.483     $ 1,738.25      360      1-Aug-29
5021013       TOWN AND COUNTRY        MO      63017       SFD        7.375       6.500     $ 3,108.04      360      1-Sep-29
5021022       MOORESTOWN              NJ      07960       LCO        6.750       6.483     $ 1,926.34      360      1-Aug-29
5021025       GRANITE BAY             CA      95746       SFD        6.500       6.233     $ 3,746.90      360      1-Jul-29
5021124       SIMI VALLEY             CA      93065       SFD        6.750       6.483     $ 2,259.72      360      1-Jun-29
5021391       BARRINGTON              IL      60010       SFD        7.000       6.500     $ 2,687.83      360      1-Aug-29
5021451       FAIRFIELD               CT      06430       SFD        6.875       6.500     $ 2,312.39      360      1-Aug-29
5021736       SCITUATE                MA      02066       SFD        6.625       6.358     $ 2,755.90      360      1-Sep-29
5021975       AVON                    CT      06001       SFD        7.000       6.500     $ 2,086.39      360      1-Aug-29
5022024       COLLEYVILLE             TX      76034       SFD        7.125       6.500     $ 1,953.79      360      1-Aug-29
5022278       KENT                    WA      98042       SFD        7.750       6.500     $ 2,127.39      360      1-Aug-29
5022498       INDIANAPOLIS            IN      46226       SFD        8.375       6.500     $ 2,003.56      360      1-Sep-29
5022500       POTOMAC                 MD      20854       SFD        6.875       6.500     $ 2,135.02      360      1-Sep-29
5022842       SUMMIT                  NJ      07061       SFD        7.125       6.500     $ 3,395.55      360      1-Aug-29
5023084       MODESTO                 CA      95355       SFD        6.750       6.483     $ 1,848.51      360      1-Aug-29
5024148       WAPPINGERS FALLS        NY      12590       SFD        7.000       6.500     $ 2,604.66      360      1-Sep-29
5024395       BASKING RIDGE           NJ      07920       SFD        6.625       6.358     $ 2,369.16      360      1-Sep-29
5024502       PLEASANTON              CA      94566       SFD        7.875       6.500     $ 2,900.21      360      1-Aug-29
5024727       NEW YORK                NY      10022       COP        7.375       6.500     $ 2,935.37      360      1-Sep-29
5025477       REDDING                 CT      06896       SFD        6.750       6.483     $ 2,107.95      360      1-Sep-29
5025726       MONTVALE                NJ      07645       SFD        7.250       6.500     $ 2,796.93      360      1-Aug-29
5025835       BRIDGEWATER             NJ      08807       SFD        6.750       6.483     $ 2,091.09      360      1-Aug-29
5026412       LITTLETON               CO      80124       SFD        7.250       6.500     $ 3,069.80      360      1-Aug-29
5026454       COCOA                   FL      32922       SFD        7.500       6.500     $ 2,097.65      360      1-Aug-29
5027704       LAKE ELMO               MN      55042       SFD        6.875       6.500     $ 2,483.20      360      1-Sep-29
5027744       FLOWER MOUND            TX      75028       SFD        7.125       6.500     $ 2,161.80      360      1-Sep-29
5027751       UNION CITY              CA      94587       SFD        7.750       6.500     $ 3,055.86      360      1-Sep-29
5028142       ISSAQUAH                WA      98027       SFD        7.125       6.500     $ 2,164.19      360      1-Aug-29
5028152       HARTLAND                WI      53029       SFD        6.875       6.500     $ 3,040.60      360      1-Sep-29
5028168       HINGHAM                 MA      02043       SFD        7.500       6.500     $ 2,932.51      360      1-Sep-29
5028231       ATLANTA                 GA      30350       SFD        7.000       6.500     $ 2,278.00      360      1-Aug-29
5028317       CRANBURY                NJ      08512       SFD        7.625       6.500     $ 2,089.41      360      1-Sep-29
5028456       MINNETONKA              MN      55345       SFD        6.875       6.500     $ 2,496.33      360      1-Aug-29
5028814       WEST BLOOMFIELD         MI      48322       SFD        7.250       6.500     $ 3,687.17      360      1-Jul-29
5028909       WHITEHOUSE STATION      NJ      08889       SFD        8.125       6.500     $ 2,459.16      360      1-Sep-29
5028955       NOVATO                  CA      94947       SFD        8.000       6.500     $ 2,403.82      360      1-Sep-29
5029504       FARMINGTON              CT      06032       SFD        7.125       6.500     $ 2,576.98      360      1-Aug-29
5029661       DECATUR                 GA      30033       SFD        6.875       6.500     $ 1,923.16      360      1-Jul-29
5029786       AUDUBON                 PA      19403       SFD        6.875       6.500     $ 1,797.36      360      1-Aug-29
5030268       ORONO                   MN      55356       SFD        6.875       6.500     $ 2,627.72      360      1-Aug-29
5030548       NORTH WALES             PA      19454       SFD        7.750       6.500     $ 2,514.61      360      1-Jun-29
5031077       CRYSTAL LAKE            IL      60014       SFD        7.250       6.500     $ 2,715.07      360      1-Aug-29
5031433       NORWALK                 CT      06850       SFD        7.000       6.500     $ 1,929.38      360      1-Aug-29
5032005       EVANS                   GA      30809       SFD        7.375       6.500     $ 3,280.71      360      1-Sep-29
5032051       DANVILLE                CA      94526       SFD        7.750       6.500     $ 3,152.22      360      1-Aug-29
5032577       NIPOMO                  CA      93444       SFD        7.375       6.500     $ 2,304.93      360      1-Aug-29
5032616       SAN JOSE                CA      95129       SFD        7.625       6.500     $ 2,264.94      360      1-Aug-29
5032741       WEST ORANGE             NJ      07052       SFD        7.250       6.500     $ 3,683.76      360      1-Sep-29
5033042       MAHWAH                  NJ      07430       SFD        7.250       6.500     $ 3,819.51      360      1-Aug-29
5033066       FRANKLIN                TN      37067       SFD        7.000       6.500     $ 2,513.05      360      1-Jul-29
5033146       FALLS CHURCH            VA      22041       SFD        6.750       6.483     $ 1,764.19      360      1-Aug-29
5033175       NEW YORK                NY      10013       HCO        6.750       6.483     $ 8,431.78      360      1-Aug-29
5033392       TOLLAND                 CT      06084       SFD        7.000       6.500     $ 2,024.52      360      1-Aug-29
5033665       WESTON                  CT      06883       SFD        6.375       6.108     $ 3,899.19      360      1-Sep-29
5033711       WELLESLEY               MA      02482       SFD        6.750       6.483     $ 2,561.97      360      1-Aug-29
5033750       ALEXANDRIA              VA      22314       SFD        6.625       6.358     $ 2,781.20      360      1-Aug-29
5034258       SOUTHBURY               CT      06488       SFD        6.375       6.108     $ 1,778.03      360      1-Aug-29
5034284       SOUTHLAKE               TX      76092       SFD        7.125       6.500     $ 2,166.68      360      1-Aug-29
5034380       BETHESDA                MD      20816       SFD        6.500       6.233     $ 2,307.05      360      1-Jul-29
5034599       WYNCOTE                 PA      19095       SFD        7.375       6.500     $ 2,368.33      360      1-Sep-29
5034761       PRIOR LAKE              MN      55372       SFD        7.750       6.500     $ 2,288.94      360      1-Aug-29
5034880       STATEN ISLAND           NY      10304       SFD        6.750       6.483     $ 3,398.66      360      1-Aug-29
5034987       LINDSTROM               MN      55045       SFD        7.625       6.500     $ 1,995.63      360      1-Aug-29
5035024       VIENNA                  VA      22182       SFD        7.875       6.500     $ 2,153.46      360      1-Aug-29
5035320       NORWELL                 MA      02061       SFD        6.750       6.483     $ 2,107.95      360      1-Aug-29
5035366       ESSEX JUNCTION          VT      05453       SFD        7.250       6.500     $ 1,851.77      360      1-Sep-29
5035678       HOUSTON                 TX      77041       SFD        6.875       6.500     $ 1,672.55      360      1-Aug-29
5035758       MADISON                 AL      35758       SFD        7.250       6.500     $ 1,709.88      360      1-Aug-29
5035768       DOYLESTOWN              PA      18901       SFD        7.000       6.500     $ 2,328.56      360      1-Aug-29
5035834       CALDWELL                NJ      07006       SFD        7.250       6.500     $ 2,369.89      360      1-Jul-29
5036082       ATLANTA                 GA      30327       SFD        6.875       6.500     $ 4,270.04      360      1-Aug-29
5036152       DOVE CANYON             CA      92679       SFD        7.000       6.500     $ 1,829.59      360      1-Aug-29
5036163       FRANKLIN                MA      02038       SFD        6.625       6.358     $ 2,894.21      360      1-Aug-29
5036179       SHARON                  MA      02067       SFD        7.000       6.500     $ 2,315.26      360      1-Aug-29
5036321       LOWER PROVIDENCE        PA      19403       SFD        6.750       6.483     $ 1,764.19      360      1-Jul-29
5036324       CHICAGO                 IL      60614       SFD        7.000       6.500     $ 3,991.82      360      1-Aug-29
5036409       ROLLING MEADOWS         IL      60008       SFD        7.875       6.500     $ 2,505.84      360      1-Aug-29
5036474       WHITEHOUSE STATION      NJ      08889       SFD        6.750       6.483     $ 2,610.61      360      1-Aug-29
5036679       DALLAS                  TX      75240       SFD        6.500       6.233     $ 5,998.33      360      1-Jul-29
5036774       WASHINGTON              DC      20015       SFD        6.750       6.483     $ 2,432.25      360      1-Aug-29
5036849       HAVERFORD               PA      19041       SFD        7.250       6.500     $ 3,615.54      360      1-Aug-29
5037072       SANDY HOOK              CT      06482       SFD        6.875       6.500     $ 1,839.41      360      1-Sep-29
5037251       LONGMEADOW              MA      01106       SFD        7.125       6.500     $ 2,506.24      360      1-Sep-29
5037387       MANDEVILLE              LA      70448       SFD        6.625       6.358     $ 1,600.78      360      1-Jul-29
5037853       FULLERTON               CA      92835       SFD        7.375       6.500     $ 3,138.43      360      1-Aug-29
5038098       WESTWOOD                MA      02090       SFD        6.750       6.483     $ 2,983.56      360      1-Aug-29
5038166       STAMFORD                CT      06903       SFD        7.250       6.500     $ 2,592.27      360      1-Aug-29
5038172       FLORHAM PARK            NJ      07932       LCO        7.125       6.500     $ 2,863.31      360      1-Aug-29
5038261       OAKLAND                 CA      94602       SFD        7.750       6.500     $ 1,957.24      360      1-Aug-29
5038314       VALENCIA                CA      91354       SFD        7.375       6.500     $ 1,899.36      360      1-Aug-29
5038375       NEW MILFORD             CT      06776       SFD        6.750       6.483     $ 1,764.19      360      1-Aug-29
5038578       WESTPORT                CT      06880       SFD        7.000       6.500     $ 4,031.56      240      1-Sep-19
5038587       BREA                    CA      92821       SFD        7.750       6.500     $ 2,292.52      360      1-Aug-29
5038696       PHILADELPHIA            PA      19106       SFD        8.125       6.500     $ 3,266.99      360      1-Aug-29
5038747       CLARENCE                NY      14031       SFD        8.375       6.500     $ 3,488.74      360      1-Aug-29
5038797       BETHESDA                MD      20814       SFD        7.375       6.500     $ 2,461.57      360      1-Sep-29
5039007       WALNUT CREEK            CA      94596       SFD        7.250       6.500     $ 2,469.48      360      1-Aug-29
5039014       WESTPORT                CT      06880       SFD        8.000       6.500     $ 3,610.13      360      1-Sep-29
5039045       HAWTHORN WOODS          IL      60047       SFD        7.250       6.500     $ 2,762.82      360      1-Aug-29
5039083       AUBURN                  CA      95602       SFD        7.000       6.500     $ 1,862.85      360      1-Aug-29
5039332       PHOENIX                 AZ      85048       SFD        7.625       6.500     $ 4,500.87      360      1-Sep-29
5039352       CHADDS FORD             PA      19317       SFD        7.125       6.500     $ 2,155.90      360      1-Aug-29
5039435       RINGOES                 NJ      08551       SFD        6.750       6.483     $ 2,014.55      360      1-Aug-29
5039597       MEDINA                  MN      55340       SFD        7.000       6.500     $ 4,257.94      360      1-Aug-29
5039686       WESTERLY                RI      02891       SFD        7.500       6.500     $ 1,815.52      360      1-Sep-29
5039694       MENOMONEE FALLS         WI      53051       SFD        6.750       6.483     $ 2,075.52      360      1-Aug-29
5039767       BARRINGTON              IL      60010       SFD        8.125       6.500     $ 1,963.54      360      1-Jul-29
5039831       MANSFIELD               MA      02048       SFD        7.375       6.500     $ 2,154.91      360      1-Sep-29
5039945       PRINCETON               NJ      08540       SFD        6.875       6.500     $ 2,791.95      360      1-Aug-29
5040009       CARY                    IL      60013       SFD        8.000       6.500     $ 1,901.92      360      1-Sep-29
5040039       HEATHROW                FL      32746       SFD        6.625       6.358     $ 3,841.87      360      1-Aug-29
5040069       NORCROSS                GA      30092       SFD        6.750       6.483     $ 1,880.94      360      1-Aug-29
5040160       LONG VALLEY             NJ      07853       SFD        7.250       6.500     $ 2,660.49      360      1-Aug-29
5040166       BLOOMFIELD HILLS        MI      48304       SFD        7.625       6.500     $ 1,981.83      360      1-Sep-29
5040204       RALEIGH                 NC      27614       SFD        6.625       6.358     $ 2,295.55      360      1-Jul-29
5040238       MEQUON                  WI      53092       SFD        7.625       6.500     $ 2,392.35      360      1-Sep-29
5040518       AUSTIN                  TX      78733       SFD        7.375       6.500     $ 4,099.85      360      1-Aug-29
5040804       DEXTER                  MI      48130       SFD        7.125       6.500     $ 1,852.73      360      1-Jul-29
5040806       MISSION VIEJO           CA      92692       SFD        7.125       6.500     $ 1,983.43      360      1-Aug-29
5040982       FOUNTAIN HILLS          AZ      85233       SFD        6.625       6.358     $ 2,433.19      360      1-Aug-29
5040989       WEST LINN               OR      97068       SFD        7.250       6.500     $ 2,009.01      360      1-Aug-29
5041153       LANDENBERG              PA      19350       SFD        7.500       6.500     $ 1,748.04      360      1-Sep-29
5041167       SAN PEDRO               CA      90732       SFD        8.125       6.500     $ 2,316.60      360      1-Sep-29
5042024       SCOTTSDALE              AZ      85255       SFD        6.750       6.483     $ 2,756.55      360      1-Sep-29
5042116       OAKLAND                 CA      94610       SFD        7.125       6.500     $ 3,072.16      360      1-Sep-29
5042293       SNELLVILLE              GA      30078       SFD        7.500       6.500     $ 1,802.34      360      1-Sep-29
5042328       GREAT FALLS             VA      22066       SFD        6.875       6.500     $ 4,926.97      360      1-Sep-29
5042481       BRIDGEWATER             NJ      08807       SFD        7.625       6.500     $ 3,652.22      360      1-Aug-29
5042618       NEW YORK                NY      10021       COP        7.250       6.500     $ 2,217.08      360      1-Aug-29
5042868       MARIETTA                GA      30068       SFD        7.750       6.500     $ 2,722.37      360      1-Sep-29
5042892       HOCKESSIN               DE      19707       SFD        7.875       6.500     $ 2,608.80      360      1-Aug-29
5042923       BELLEVUE                WA      98006       SFD        7.750       6.500     $ 2,661.48      360      1-Sep-29
5043165       SAN JOSE                CA      95120       SFD        7.375       6.500     $ 3,204.74      360      1-Sep-29
5043182       BRENTWOOD               TN      37027       SFD        6.875       6.500     $ 2,397.80      360      1-Aug-29
5043249       LIVERMORE               CA      94550       SFD        8.000       6.500     $ 2,237.99      360      1-Aug-29
5043281       WESTLAKE VILLAGE        CA      91361       SFD        6.750       6.483     $ 1,783.65      360      1-Aug-29
5043295       AVON                    CT      06001       SFD        7.875       6.500     $ 2,262.22      360      1-Sep-29
5043316       MAPLE GROVE             MN      55311       SFD        7.500       6.500     $ 2,064.09      360      1-Aug-29
5043424       OVERLAND PARK           KS      66223       SFD        7.375       6.500     $ 2,002.96      360      1-Sep-29
5043454       YORBA LINDA             CA      92886       SFD        7.000       6.500     $ 2,262.03      360      1-Aug-29
5043561       BROOKFIELD              WI      53005       SFD        7.500       6.500     $ 2,097.65      360      1-Aug-29
5043614       GLEN ELLYN              IL      60137       SFD        7.125       6.500     $ 1,845.99      360      1-Aug-29
5043728       SAN RAMON               CA      94583       SFD        6.875       6.500     $ 2,364.95      360      1-Aug-29
5043766       TRUMBULL                CT      06611       SFD        7.375       6.500     $ 2,787.92      360      1-Sep-29
5043950       HENDERSON               NV      89012       SFD        7.125       6.500     $ 1,758.41      360      1-Aug-29
5044202       BRIDGEWATER             NJ      08807       SFD        7.500       6.500     $ 1,698.47      360      1-Aug-29
5044278       WEST CHESTER            PA      19382       SFD        7.250       6.500     $ 2,957.92      360      1-Sep-29
5044418       SYKESVILLE              MD      21784       SFD        7.000       6.500     $ 1,995.58      360      1-Aug-29
5044431       LAKE BLUFF              IL      60044       SFD        6.750       6.483     $ 2,263.61      360      1-Aug-29
5044840       REDMOND                 WA      98053       SFD        7.625       6.500     $ 2,346.34      360      1-Aug-29
5045088       SAN RAMON               CA      94583       SFD        6.875       6.500     $ 3,979.35      360      1-Aug-29
5045106       MELROSE                 MA      02176       SFD        7.500       6.500     $ 1,823.56      360      1-Sep-29
5045327       RANDOLPH                NJ      07869       SFD        6.375       6.108     $ 2,495.48      360      1-Sep-29
5045330       BELLE MEAD              NJ      08502       SFD        7.125       6.500     $ 2,947.52      360      1-Aug-29
5045670       WEST LAKELAND           MN      55082       SFD        7.750       6.500     $ 2,034.62      360      1-Sep-29
5045709       MARLBOROUGH             MA      01752       SFD        7.375       6.500     $ 2,127.28      360      1-Aug-29
5045742       MILLBURN                NJ      07041       SFD        6.750       6.483     $ 2,225.99      360      1-Aug-29
5045838       RICHMOND                IL      60071       SFD        7.500       6.500     $ 2,132.61      360      1-Aug-29
5045859       WILDWOOD                MO      63005       SFD        7.500       6.500     $ 2,240.45      360      1-Aug-29
5045889       CASTRO VALLEY           CA      94552       SFD        7.250       6.500     $ 2,319.40      360      1-Aug-29
5045920       BOULDER                 CO      80304       SFD        7.500       6.500     $ 2,657.02      360      1-Aug-29
5046123       MORRISTOWN              NJ      07960       SFD        7.250       6.500     $ 2,728.71      360      1-Aug-29
5046133       LIBERTYVILLE            IL      60048       SFD        7.500       6.500     $ 2,293.43      360      1-Aug-29
5046213       BARRINGTON              IL      60010       SFD        6.750       6.483     $ 2,918.70      360      1-Aug-29
5046491       MASON                   OH      45040       SFD        7.250       6.500     $ 1,864.39      360      1-Aug-29
5046539       REDMOND                 WA      98053       SFD        8.000       6.500     $ 2,076.93      360      1-Sep-29
5046605       WESTON                  FL      33327       SFD        7.875       6.500     $ 2,791.52      360      1-Sep-29
5046751       SHELBY TOWNSHIP         MI      48315       SFD        7.875       6.500     $ 2,233.22      360      1-Aug-29
5046833       MEDFORD                 NJ      08055       SFD        7.250       6.500     $ 1,923.74      360      1-Aug-29
5046905       BROOKFIELD              WI      53045       SFD        6.750       6.483     $ 2,581.43      360      1-Aug-29
5047011       COLLEYVILLE             TX      76034       SFD        7.250       6.500     $ 1,838.47      360      1-Aug-29
5047172       BRIDGEWATER             NJ      08807       SFD        7.000       6.500     $ 1,729.25      360      1-Sep-29
5047209       ISSAQUAH                WA      98029       SFD        7.625       6.500     $ 3,029.36      360      1-Aug-29
5047248       Meridain township       MI      48864       SFD        6.750       6.483     $ 1,751.22      360      1-Sep-29
5047262       HARRISBURG              PA      17111       SFD        6.875       6.500     $ 2,199.40      360      1-Aug-29
5047277       MEDFIELD                MA      02153       SFD        7.250       6.500     $ 2,592.27      360      1-Sep-29
5047389       BIRMINGHAM              AL      35242       SFD        6.750       6.483     $ 1,816.08      360      1-Aug-29
5047406       BROOKFIELD              CT      06804       SFD        8.000       6.500     $ 2,201.30      360      1-Sep-29
5047460       PLEASANTON              CA      94566       SFD        7.375       6.500     $ 2,072.03      360      1-Aug-29
5047478       FORT GIBSON             OK      74434       SFD        7.000       6.500     $ 1,629.99      360      1-Aug-29
5047561       RICHMOND                VA      23233       SFD        7.375       6.500     $ 1,761.23      360      1-Sep-29
5047646       WELLESLEY               MA      02482       SFD        6.875       6.500     $ 2,299.26      360      1-Aug-29
5047651       SUWANEE                 GA      30024       SFD        6.750       6.483     $ 3,243.00      360      1-Aug-29
5047707       RIDGEFIELD              CT      06877       SFD        7.000       6.500     $ 2,860.81      360      1-Sep-29
5048143       AGOURA HILLS            CA      91301       SFD        8.000       6.500     $ 3,463.37      360      1-Sep-29
5048161       OLD LYME                CT      06371       SFD        6.875       6.500     $ 2,102.18      360      1-Aug-29
5048362       MENDON                  NY      14472       SFD        7.375       6.500     $ 1,804.39      360      1-Aug-29
5048455       SIMI VALLEY             CA      93065       SFD        7.500       6.500     $ 2,461.24      360      1-Sep-29
5048622       NEEDHAM                 MA      02492       SFD        6.875       6.500     $ 2,690.12      360      1-Aug-29
5048690       LAGUNA NIGUEL           CA      92677       SFD        7.125       6.500     $ 1,670.83      360      1-Jul-29
5048694       COLLEYVILLE             TX      76034       SFD        7.250       6.500     $ 2,112.02      360      1-Aug-29
5048764       SIMSBURY                CT      06089       SFD        7.000       6.500     $ 3,401.03      360      1-Aug-29
5048981       SAN JOSE                CA      95138       SFD        7.500       6.500     $ 3,915.61      360      1-Aug-29
5049019       SAN JOSE                CA      95101       SFD        7.875       6.500     $ 2,355.76      360      1-Sep-29
5049084       BRENTWOOD               TN      37027       SFD        6.625       6.358     $ 2,721.33      360      1-Aug-29
5049144       LAKE FOREST             IL      60045       SFD        7.375       6.500     $ 5,767.14      360      1-Sep-29
5049372       WESTWOOD                NJ      07675       SFD        7.500       6.500     $ 2,264.76      360      1-Aug-29
5049591       OCEAN RIDGE             FL      33435       SFD        7.125       6.500     $ 2,414.61      360      1-Sep-29
5049692       PONTE VEDRA BEACH       FL      32082       SFD        6.875       6.500     $ 1,988.55      360      1-Aug-29
5049695       PORTSMOUTH              NH      03801       SFD        7.250       6.500     $ 1,844.61      360      1-Aug-29
5049870       CHULUOTA                FL      32766       SFD        7.250       6.500     $ 2,203.43      360      1-Aug-29
5049890       MORGAN HILL             CA      95037       SFD        7.125       6.500     $ 2,872.74      360      1-Sep-29
5049915       SETAUKET                NY      11733       SFD        6.875       6.500     $ 1,887.03      360      1-Jul-29
5050126       CUPERTINO               CA      95014       SFD        7.500       6.500     $ 3,925.40      360      1-Aug-29
5050139       VIENNA                  VA      22181       SFD        7.625       6.500     $ 4,246.77      360      1-Sep-29
5050185       BROOKFIELD              CT      06804       SFD        7.000       6.500     $ 2,123.65      360      1-Aug-29
5050188       VALENCIA                CA      91355       SFD        7.250       6.500     $ 1,792.76      360      1-Aug-29
5050192       VIRGINIA BEACH          VA      23454       SFD        7.250       6.500     $ 2,394.44      360      1-Aug-29
5050259       SUGAR LAND              TX      77479       SFD        8.000       6.500     $ 1,819.37      360      1-Aug-29
5050293       ROCKAWAY BOROUGH        NJ      07866       SFD        7.250       6.500     $ 2,179.56      360      1-Sep-29
5050295       EL SEGUNDO              CA      90245       SFD        7.500       6.500     $ 3,230.38      360      1-Aug-29
5050405       HAYWARD                 CA      94542       SFD        7.500       6.500     $ 2,139.60      360      1-Aug-29
5050537       MONTE RIO               CA      95462       SFD        7.625       6.500     $ 1,811.96      360      1-Sep-29
5050580       CLEARWATER              FL      33767       SFD        7.375       6.500     $ 3,714.46      360      1-Aug-29
5050595       ALISO VIEJO             CA      92656       SFD        7.875       6.500     $ 2,096.25      360      1-Sep-29
5050641       HINGHAM                 MA      02043       SFD        7.125       6.500     $ 3,638.09      360      1-Sep-29
5050656       EAGAN                   MN      55123       SFD        7.375       6.500     $ 1,757.08      360      1-Sep-29
5050701       CUMMING                 GA      30040       SFD        6.875       6.500     $ 2,627.72      360      1-Aug-29
5050810       BUFFALO GROVE           IL      60089       SFD        7.125       6.500     $ 2,975.15      360      1-Sep-29
5051000       CASTLE ROCK             CO      80104       SFD        6.875       6.500     $ 1,806.56      360      1-Aug-29
5051009       SAN RAMON               CA      94583       SFD        8.125       6.500     $ 3,408.07      360      1-Sep-29
5051015       DANVILLE                CA      94506       SFD        7.125       6.500     $ 7,410.91      360      1-Sep-29
5051077       TULSA                   OK      74133       SFD        7.125       6.500     $ 1,670.15      360      1-Aug-29
5051109       UPPER SADDLE RIVER      NJ      07458       SFD        7.250       6.500     $ 3,161.51      240      1-Aug-19
5051114       SAN JOSE                CA      95119       SFD        7.375       6.500     $ 1,968.43      360      1-Aug-29
5051134       HOPEWELL JUNCTION       NY      12533       SFD        7.875       6.500     $ 1,957.69      360      1-Sep-29
5051160       CHELMSFORD              MA      01824       SFD        7.500       6.500     $ 2,423.83      360      1-Aug-29
5051188       ALPHARETTA              GA      30005       SFD        7.250       6.500     $ 2,101.11      360      1-Aug-29
5051253       SAN FRANCISCO           CA      94131       SFD        6.875       6.500     $ 2,596.52      360      1-Sep-29
5051295       MADISON                 CT      06443       SFD        7.750       6.500     $ 2,643.57      360      1-Aug-29
5051356       DUNWOODY                GA      30338       SFD        6.875       6.500     $ 3,010.70      360      1-Jul-29
5051485       ATLANTA                 GA      30319       SFD        7.375       6.500     $ 2,061.67      360      1-Aug-29
5051508       SOUTHBURY               CT      06488       SFD        7.250       6.500     $ 2,865.15      360      1-Aug-29
5051525       BRYN MAWR               PA      19010       SFD        6.875       6.500     $ 2,102.18      360      1-Aug-29
5051580       WAYNE                   PA      19087       SFD        7.750       6.500     $ 2,935.15      360      1-Aug-29
5051627       CLIFTON                 VA      20124       SFD        7.500       6.500     $ 2,823.08      360      1-Aug-29
5051628       VIENNA                  VA      22182       SFD        7.125       6.500     $ 2,021.16      360      1-Aug-29
5051655       MORAGA                  CA      94556       SFD        7.125       6.500     $ 3,368.60      360      1-Aug-29
5051688       CASTRO VALLEY           CA      94546       SFD        7.750       6.500     $ 2,127.39      360      1-Sep-29
5051734       SAN RAMON               CA      94583       SFD        7.250       6.500     $ 2,226.63      360      1-Aug-29
5051797       FRANKLIN                MA      02038       SFD        7.625       6.500     $ 1,942.26      360      1-Aug-29
5051860       THE WOODLANDS           TX      77382       SFD        7.125       6.500     $ 1,852.73      360      1-Aug-29
5051937       SOMERS                  NY      10589       SFD        7.625       6.500     $ 1,862.92      360      1-Sep-29
5052299       ACTON                   MA      01720       SFD        7.250       6.500     $ 2,046.53      360      1-Sep-29
5052308       DURHAM                  NC      27705       SFD        6.875       6.500     $ 2,627.72      360      1-Aug-29
5052351       ISSAQUAH                WA      98029       SFD        7.500       6.500     $ 3,179.68      360      1-Aug-29
5052362       PETALUMA                CA      94954       SFD        7.500       6.500     $ 1,913.06      360      1-Aug-29
5052495       SAN RAMON               CA      94583       SFD        7.375       6.500     $ 2,279.23      360      1-Aug-29
5052585       BARRINGTON              RI      02806       SFD        7.375       6.500     $ 2,099.66      360      1-Aug-29
5052790       MERCER ISLAND           WA      98040       SFD        7.375       6.500     $ 2,458.81      360      1-Aug-29
5053053       PHOENIX                 MD      21131       SFD        7.500       6.500     $ 2,970.97      360      1-Sep-29
5053194       OVERLAND PARK           KS      66221       SFD        7.750       6.500     $ 1,862.68      360      1-Aug-29
5053351       WALNUT CREEK            CA      94595       SFD        7.625       6.500     $ 2,338.56      360      1-Sep-29
5053426       PLEASANTON              CA      94588       SFD        7.750       6.500     $ 2,224.47      360      1-Aug-29
5053505       YORBA LINDA             CA      92887       SFD        7.250       6.500     $ 3,913.99      360      1-Sep-29
5053629       BASKING RIDGE           NJ      07920       SFD        7.250       6.500     $ 4,587.64      360      1-Sep-29
5053639       BENTLEYVILLE            OH      44022       SFD        7.000       6.500     $ 1,995.91      360      1-Aug-29
5053724       WALNUT CREEK            CA      94595       SFD        7.625       6.500     $ 1,946.44      360      1-Aug-29
5053762       SAINT DAVIDS            PA      19087       SFD        7.875       6.500     $ 1,997.57      360      1-Aug-29
5053828       WOODINVILLE             WA      98072       SFD        7.250       6.500     $ 2,578.63      360      1-Aug-29
5053906       SAN RAMON               CA      94583       SFD        7.500       6.500     $ 2,237.49      360      1-Aug-29
5054007       CENTER VALLEY           PA      18034       SFD        7.125       6.500     $ 2,688.14      360      1-Aug-29
5054018       BRIDGEWATER             NJ      08807       SFD        7.125       6.500     $ 2,358.02      360      1-Sep-29
5054056       CHARLOTTE               NC      28277       SFD        7.500       6.500     $ 2,097.65      360      1-Aug-29
5054176       HOLLAND                 PA      18966       SFD        7.125       6.500     $ 2,021.16      360      1-Aug-29
5054243       PEACHTREE CITY          GA      30269       SFD        6.500       6.233     $ 1,801.40      360      1-Aug-29
5054511       ROBBINSVILLE            NJ      08691       SFD        7.625       6.500     $ 2,126.22      360      1-Sep-29
5054546       GLEN ALLEN              VA      23059       SFD        7.500       6.500     $ 2,237.49      360      1-Sep-29
5054641       RENO                    NV      89503       SFD        8.000       6.500     $ 1,972.73      360      1-Aug-29
5054699       WAYNE                   NJ      07470       SFD        7.625       6.500     $ 2,734.92      360      1-Sep-29
5054706       FRAMINGHAM              MA      01702       SFD        7.125       6.500     $ 1,938.29      360      1-Aug-29
5054822       DANVILLE                CA      94526       SFD        7.125       6.500     $ 2,526.45      360      1-Aug-29
5054909       MOORPARK                CA      93021       SFD        7.750       6.500     $ 1,844.77      360      1-Aug-29
5055001       NEWTOWN                 CT      06470       SFD        8.125       6.500     $ 2,761.72      360      1-Aug-29
5055030       ROCKVILLE               MD      20853       SFD        7.500       6.500     $ 2,377.33      360      1-Aug-29
5055117       ALPHARETTA              GA      30004       SFD        7.500       6.500     $ 2,447.26      360      1-Aug-29
5055404       BLUE BELL               PA      19422       SFD        7.000       6.500     $ 2,792.94      360      1-Aug-29
5055442       SAN RAMON               CA      94583       SFD        7.500       6.500     $ 2,265.46      360      1-Sep-29
5055671       DULUTH                  GA      30097       SFD        7.625       6.500     $ 1,902.55      360      1-Sep-29
5055672       SUGAR LAND              TX      77479       SFD        7.625       6.500     $ 1,811.96      360      1-Sep-29
5055688       LAKE FOREST             IL      60045       SFD        7.750       6.500     $ 4,226.84      360      1-Aug-29
5055818       SAN RAMON               CA      94583       SFD        7.500       6.500     $ 2,796.86      360      1-Aug-29
5055838       STONY POINT             NY      10980       SFD        6.625       6.358     $ 1,759.26      360      1-Sep-29
5056094       CAMDEN                  ME      04843       SFD        7.375       6.500     $ 2,952.64      360      1-Aug-29
5056172       FLOWER MOUND            TX      75022       SFD        7.000       6.500     $ 2,262.03      360      1-Aug-29
5056269       PRIOR LAKE              MN      55372       SFD        7.500       6.500     $ 2,041.71      360      1-Aug-29
5056335       LYNNWOOD                WA      98036       SFD        8.375       6.500     $ 2,072.34      360      1-Sep-29
5056359       SAN JOSE                CA      95032       SFD        7.625       6.500     $ 3,369.10      360      1-Aug-29
5056360       SPRING                  TX      77379       SFD        7.875       6.500     $ 1,923.65      360      1-Aug-29
5056390       PLEASANTON              CA      94588       SFD        7.625       6.500     $ 2,180.01      360      1-Sep-29
5056392       TEWKSBURRY TOWNSHIP     NJ      07830       SFD        7.000       6.500     $ 2,847.50      360      1-Sep-29
5056446       SOUTHBURY               CT      06488       SFD        7.375       6.500     $ 2,058.22      360      1-Aug-29
5056576       MARLBORO                NJ      07746       SFD        7.250       6.500     $ 3,895.23      360      1-Aug-29
5056814       DANVILLE                CA      94526       SFD        7.375       6.500     $ 1,747.41      360      1-Aug-29
5056889       SAN JOSE                CA      95118       SFD        7.750       6.500     $ 3,539.80      360      1-Aug-29
5056956       WESTPORT                CT      06880       SFD        6.875       6.500     $ 4,434.27      360      1-Aug-29
5057012       UNION                   KY      41091       SFD        7.875       6.500     $ 2,189.35      360      1-Sep-29
5057052       PLANO                   TX      75025       SFD        7.500       6.500     $ 2,178.06      360      1-Aug-29
5057238       CARMEL                  IN      46032       SFD        7.500       6.500     $ 1,817.96      360      1-Aug-29
5057318       SHORT HILLS             NJ      07078       SFD        7.750       6.500     $ 2,379.21      360      1-Aug-29
5057359       MORGANVILLE             NJ      07751       SFD        7.750       6.500     $ 2,572.64      360      1-Sep-29
5057387       DANVILLE                CA      94526       SFD        7.875       6.500     $ 3,625.35      360      1-Sep-29
5057483       SAN JOSE                CA      95120       SFD        7.750       6.500     $ 5,790.05      360      1-Aug-29
5057510       PALM HARBOR             FL      34685       SFD        7.250       6.500     $ 2,018.56      360      1-Sep-29
5057564       HOOVER                  AL      35244       SFD        7.250       6.500     $ 2,015.84      360      1-Sep-29
5057581       CHERRY HILL             NJ      08003       SFD        7.000       6.500     $ 2,494.89      360      1-Sep-29
5057621       RIDGEFIELD              CT      06877       SFD        6.750       6.483     $ 2,189.02      360      1-Aug-29
5057725       LIVERMORE               CA      94550       SFD        8.125       6.500     $ 2,672.70      360      1-Sep-29
5058214       NORTH BARRINGTON        IL      60010       SFD        7.125       6.500     $ 4,471.81      360      1-Sep-29
5058236       STAMFORD                CT      06902       SFD        7.625       6.500     $ 3,425.73      360      1-Sep-29
5058561       IRVINE                  CA      92612       SFD        7.250       6.500     $ 2,196.61      360      1-Sep-29
5058612       PLYMOUTH                MN      55446       SFD        7.500       6.500     $ 2,643.04      360      1-Sep-29
5058637       BAINBRIDGE ISLAND       WA      98110       SFD        6.625       6.358     $ 1,903.65      360      1-Apr-29
5058646       SAN JOSE                CA      95120       SFD        7.750       6.500     $ 2,507.45      360      1-Aug-29
5058729       LINCOLNSHIRE            IL      60069       SFD        6.875       6.500     $ 1,750.72      360      1-Aug-29
5058868       ALPHARETTA              GA      30022       SFD        8.125       6.500     $ 2,833.37      360      1-Sep-29
5058965       ROSWELL                 GA      30075       SFD        7.750       6.500     $ 2,278.91      360      1-Sep-29
5058990       WESTLAKE VILLAGE        CA      91361       SFD        7.500       6.500     $ 2,315.80      360      1-Aug-29
5058999       HINSDALE                IL      60521       SFD        7.000       6.500     $ 2,162.24      360      1-Sep-29
5059152       BRADENTON               FL      34202       SFD        7.625       6.500     $ 2,689.62      360      1-Aug-29
5059202       CHARLOTTE               NC      28210       SFD        7.500       6.500     $ 1,852.92      360      1-Aug-29
5059212       WOODSTOCK               GA      30188       SFD        7.750       6.500     $ 2,075.81      360      1-Aug-29
5059368       RALEIGH                 NC      27614       SFD        7.750       6.500     $ 2,377.78      360      1-Sep-29
5059765       SAN JOSE                CA      95124       SFD        7.875       6.500     $ 2,138.96      360      1-Aug-29
5059799       AUSTIN                  TX      78730       SFD        6.875       6.500     $ 2,266.41      360      1-Aug-29
5059880       ENGLEWOOD               CO      80111       SFD        7.500       6.500     $ 2,461.24      360      1-Aug-29
5060004       NAPERVILLE              IL      60564       SFD        7.250       6.500     $ 2,148.86      360      1-Sep-29
5060013       LUMBERTON               NJ      08060       SFD        7.250       6.500     $ 1,717.38      360      1-Aug-29
5060138       WESTFIELD               NJ      07090       SFD        8.500       6.500     $ 3,321.71      360      1-Sep-29
5060145       OAKLAND                 CA      94605       SFD        7.500       6.500     $ 2,684.99      360      1-Sep-29
5060190       DANVILLE                CA      94506       SFD        7.250       6.500     $ 3,159.85      360      1-Sep-29
5060222       CINCINNATI              OH      45242       SFD        7.750       6.500     $ 3,725.35      360      1-Sep-29
5060332       SNOHOMISH               WA      98296       SFD        7.625       6.500     $ 1,909.28      360      1-Sep-29
5060334       MIDLOTHIAN              VA      23113       SFD        7.250       6.500     $ 2,592.27      360      1-Aug-29
5060394       PORTLAND                OR      97229       SFD        7.250       6.500     $ 1,964.67      360      1-Sep-29
5060609       WILBRAHAM               MA      01095       SFD        7.500       6.500     $ 1,901.87      360      1-Sep-29
5060813       SHELTON                 CT      06484       SFD        7.750       6.500     $ 2,401.78      360      1-Aug-29
5060924       SARATOGA                CA      95070       SFD        8.125       6.500     $ 4,826.24      360      1-Aug-29
5061061       MELBOURNE               FL      32935       PUD        7.250       6.500     $ 2,080.64      360      1-Sep-29
5061277       POWDER SPRINGS          GA      30127       SFD        7.500       6.500     $ 1,776.01      360      1-Sep-29
5061318       THOUSAND OAKS           CA      91320       SFD        7.875       6.500     $ 1,838.78      360      1-Aug-29
5061400       SANTA CLARITA           CA      91354       SFD        7.125       6.500     $ 2,526.45      360      1-Sep-29
5061463       WEST UNIVERSITY PLAC    TX      77005       SFD        7.125       6.500     $ 2,694.88      360      1-Sep-29
5061537       YORBA LINDA             CA      92887       SFD        7.750       6.500     $ 2,389.96      360      1-Sep-29
5061597       BETHANY                 CT      06524       SFD        7.500       6.500     $ 2,097.65      360      1-Sep-29
5061777       LAKE FOREST             IL      60045       SFD        7.250       6.500     $ 2,865.15      360      1-Aug-29
5061779       NEDERLAND               CO      80466       SFD        7.500       6.500     $ 1,922.84      360      1-Sep-29
5061945       CASTLE ROCK             CO      80104       SFD        7.250       6.500     $ 2,892.42      360      1-Aug-29
5061955       ASHBURN                 VA      20147       SFD        8.125       6.500     $ 2,193.71      360      1-Sep-29
5062267       EAGAN                   MN      55122       SFD        7.500       6.500     $ 2,261.26      360      1-Sep-29
5062284       ATLANTA                 GA      30305       SFD        7.375       6.500     $ 2,141.10      360      1-Sep-29
5062309       DANVILLE                CA      94506       SFD        7.000       6.500     $ 2,634.60      360      1-Aug-29
5062359       SHREWSBURY              MA      01545       SFD        7.875       6.500     $ 1,859.81      360      1-Aug-29
5062441       AUSTIN                  TX      78733       SFD        7.625       6.500     $ 3,522.34      360      1-Aug-29
5062504       CROTON ON HUDSON        NY      10520       SFD        7.000       6.500     $ 3,417.00      360      1-Sep-29
5062522       FAIRPORT                NY      14450       SFD        7.250       6.500     $ 2,498.82      360      1-Sep-29
5062566       PONTE VEDRA BEACH       FL      32082       SFD        7.000       6.500     $ 2,111.34      360      1-Aug-29
5062579       OMAHA                   NE      68116       SFD        7.625       6.500     $ 1,981.83      360      1-Aug-29
5062616       RICHLAND                MI      49083       SFD        7.000       6.500     $ 2,042.48      360      1-Aug-29
5062660       COLORADO SPRINGS        CO      80919       SFD        7.750       6.500     $ 2,080.47      360      1-Aug-29
5062701       RANDOLPH                NJ      07869       SFD        7.375       6.500     $ 2,065.12      360      1-Sep-29
5062737       ALAMO                   CA      94507       SFD        7.375       6.500     $ 2,831.77      360      1-Sep-29
5062783       MEDWAY                  MA      02053       SFD        6.625       6.358     $ 1,728.84      360      1-Sep-29
5062790       SAN JOSE                CA      95120       SFD        7.000       6.500     $ 3,326.52      360      1-Sep-29
5062824       OAKLAND                 CA      94611       SFD        7.500       6.500     $ 2,349.37      360      1-Sep-29
5062862       DANVILLE                CA      94526       SFD        7.500       6.500     $ 1,748.04      360      1-Aug-29
5062933       NEW MILFORD             CT      06776       SFD        7.250       6.500     $ 1,773.66      360      1-Sep-29
5062938       NEW YORK                NY      10069       HCO        7.750       6.500     $ 2,772.52      360      1-Sep-29
5062960       RANCHO SANTA MARGARI    CA      92688       LCO        7.875       6.500     $ 1,990.68      360      1-Sep-29
5063044       LITTLETON               CO      80123       SFD        7.250       6.500     $ 2,012.43      360      1-Aug-29
5063256       COTO DE CAZA            CA      92679       SFD        7.500       6.500     $ 4,544.90      360      1-Sep-29
5063308       OAKLAND                 CA      94611       SFD        7.500       6.500     $ 2,657.02      360      1-Aug-29
5063411       MOUNTAIN VIEW           CA      94043       LCO        8.000       6.500     $ 2,179.29      360      1-Sep-29
5063605       GAMBRILLS               MD      21054       SFD        7.250       6.500     $ 2,019.24      360      1-Aug-29
5063633       SOUTHLAKE               TX      76092       SFD        7.750       6.500     $ 2,177.90      360      1-Aug-29
5063679       ELM GROVE               WI      53122       SFD        7.500       6.500     $ 1,957.81      360      1-Aug-29
5063803       EDINA                   MN      55424       SFD        7.125       6.500     $ 3,287.75      360      1-Aug-29
5063885       WALNUT CREEK            CA      94595       SFD        8.125       6.500     $ 1,967.99      360      1-Aug-29
5063897       GLASTONBURY             CT      06033       SFD        7.500       6.500     $ 2,433.27      360      1-Sep-29
5064406       BARRINGTON              IL      60010       SFD        7.125       6.500     $ 2,021.16      360      1-Aug-29
5064449       DALLAS                  TX      75248       SFD        8.125       6.500     $ 1,900.80      360      1-Sep-29
5064465       SHARON                  MA      02067       SFD        7.875       6.500     $ 1,797.13      360      1-Sep-29
5064517       HAWTHORN WOODS          IL      60047       SFD        7.375       6.500     $ 1,830.29      360      1-Sep-29
5064574       DANVILLE                CA      94506       SFD        6.750       6.483     $ 6,038.45      360      1-Aug-29
5064577       PLEASANT HILL           CA      94523       SFD        7.625       6.500     $ 2,477.28      360      1-Sep-29
5064892       SUGAR LAND              TX      77479       SFD        7.250       6.500     $ 2,246.41      360      1-Aug-29
5065053       BERKELEY                CA      94707       SFD        7.500       6.500     $ 2,447.26      360      1-Aug-29
5065155       HOUSTON                 TX      77005       SFD        7.875       6.500     $ 2,186.09      360      1-Aug-29
5065224       KALAMAZOO               MI      49009       SFD        7.250       6.500     $ 1,855.52      360      1-Aug-29
5065277       SHREWSBURY              MA      01545       SFD        7.250       6.500     $ 2,248.46      360      1-Aug-29
5065283       DENVER                  CO      80220       SFD        7.250       6.500     $ 2,071.09      360      1-Aug-29
5065334       KATY                    TX      77450       SFD        7.500       6.500     $ 1,889.28      360      1-Aug-29
5065417       PARKLAND                FL      33076       SFD        7.625       6.500     $ 1,981.83      360      1-Sep-29
5065653       DANVILLE                CA      94526       PUD        7.625       6.500     $ 2,123.39      360      1-Sep-29
5066050       SAN DIEGO               CA      92130       SFD        7.625       6.500     $ 2,831.18      360      1-Aug-29
5066373       MARIETTA                GA      30062       SFD        7.250       6.500     $ 1,910.10      360      1-Sep-29
5066463       COSTA MESA              CA      92626       SFD        7.875       6.500     $ 2,505.84      360      1-Sep-29
5066535       PLEASANTON              CA      94566       SFD        8.125       6.500     $ 3,632.67      360      1-Aug-29
5066540       STEWARTSVILLE           NJ      08886       SFD        7.750       6.500     $ 2,181.30      360      1-Sep-29
5066788       HOPEWELL                NJ      08525       SFD        7.250       6.500     $ 1,848.70      360      1-Sep-29
5066849       STILWELL                KS      66085       SFD        7.375       6.500     $ 2,002.96      360      1-Sep-29
5066866       HENDERSON               NV      89052       SFD        8.125       6.500     $ 2,160.77      360      1-Sep-29
5066886       GLEN ALLEN              VA      23059       SFD        7.500       6.500     $ 1,915.85      360      1-Aug-29
5066910       LAKE FOREST             IL      60045       SFD        7.250       6.500     $ 2,046.53      360      1-Aug-29
5066919       MASON                   OH      45040       SFD        7.625       6.500     $ 1,875.66      360      1-Aug-29
5066952       HENDERSON               NV      89012       SFD        8.125       6.500     $ 2,017.37      360      1-Aug-29
5066988       MARIETTA                GA      30067       SFD        7.500       6.500     $ 1,887.88      360      1-Aug-29
5066994       GREAT FALLS             VA      22066       SFD        7.250       6.500     $ 2,046.53      360      1-Aug-29
5067016       CHESHIRE                CT      06410       SFD        8.125       6.500     $ 2,108.70      360      1-Sep-29
5067017       SOUTHLAKE               TX      76092       SFD        7.375       6.500     $ 2,928.47      360      1-Aug-29
5067307       FLOWER MOUND            TX      75028       SFD        7.750       6.500     $ 2,348.29      360      1-Sep-29
5067347       PRINCETON TOWNSHIP      NJ      08540       SFD        7.250       6.500     $ 3,110.73      360      1-Sep-29
5067455       MIAMI                   FL      33133       SFD        7.750       6.500     $ 2,031.03      360      1-Aug-29
5067822       OLYMPIA                 WA      98501       SFD        8.000       6.500     $ 2,091.23      360      1-Sep-29
5067920       THOUSAND OAKS           CA      91360       SFD        7.375       6.500     $ 1,761.23      360      1-Aug-29
5068017       COLORADO SPRINGS        CO      80919       SFD        8.125       6.500     $ 2,372.28      360      1-Sep-29
5068173       CHATHAM                 NJ      07928       SFD        7.500       6.500     $ 3,020.61      360      1-Sep-29
5068197       ALISO VIEJO             CA      92656       LCO        7.875       6.500     $ 1,939.59      360      1-Aug-29
5068345       SAINT JOSEPH            MI      49085       SFD        7.500       6.500     $ 2,080.87      360      1-Sep-29
5068621       WALNUT CREEK            CA      94598       SFD        7.625       6.500     $ 1,840.27      360      1-Sep-29
5068666       SAN JOSE                CA      95120       SFD        7.875       6.500     $ 4,495.44      360      1-Sep-29
5068817       WOODINVILLE             WA      98072       SFD        7.875       6.500     $ 2,138.60      360      1-Sep-29
5069203       ALEXANDRIA              VA      22308       SFD        7.250       6.500     $ 1,933.97      360      1-Sep-29
5069446       ARLINGTON               VA      22207       SFD        7.375       6.500     $ 2,428.42      360      1-Aug-29
5069719       BAYVIEW                 TX      78566       SFD        7.875       6.500     $ 2,175.21      360      1-Aug-29
5069806       WESTERVILLE             OH      43082       SFD        7.500       6.500     $ 2,332.03      360      1-Sep-29
5069840       LAGUNA BEACH            CA      92651       SFD        7.250       6.500     $ 3,547.32      360      1-Aug-29
5070079       RIDGEFIELD              CT      06877       SFD        6.750       6.483     $ 2,283.07      360      1-Sep-29
5070109       THOUSAND OAKS           CA      91360       SFD        7.500       6.500     $ 2,228.75      360      1-Aug-29
5070287       MISSION VIEJO           CA      92692       SFD        7.500       6.500     $ 2,923.13      360      1-Sep-29
5070371       SHARON                  MA      02067       SFD        7.375       6.500     $ 1,899.36      360      1-Jul-28
5070421       SPRINGFIELD             MO      65809       SFD        7.250       6.500     $ 1,970.13      360      1-Sep-29
5070503       BLOOMINGTON             IL      61701       SFD        7.875       6.500     $ 1,993.95      360      1-Sep-29
5070549       COTTAGE GROVE           MN      55016       SFD        7.625       6.500     $ 2,151.70      360      1-Sep-29
5070683       COTO DE CAZA            CA      92679       SFD        7.250       6.500     $ 2,346.69      360      1-Sep-29
5070934       IRVING                  TX      75038       PUD        7.625       6.500     $ 2,242.86      360      1-Aug-29
5071092       EDINA                   MN      55439       SFD        7.375       6.500     $ 4,282.19      360      1-Aug-29
5071131       JAMISON                 PA      18929       SFD        7.250       6.500     $ 2,074.84      360      1-Aug-29
5071229       OVERLAND PARK           KS      66223       SFD        8.000       6.500     $ 2,246.43      360      1-Sep-29
5071370       FRISCO                  TX      75034       SFD        7.500       6.500     $ 3,076.55      360      1-Aug-29
5071427       DOVE CANYON             CA      92679       SFD        7.750       6.500     $ 2,149.24      360      1-Sep-29
5071458       SEBASTOPOL              CA      95472       SFD        7.375       6.500     $ 2,077.56      360      1-Sep-29
5071531       THE WOODLANDS           TX      77381       SFD        7.375       6.500     $ 2,640.46      360      1-Sep-29
5071571       ALPHARETTA              GA      30005       SFD        8.375       6.500     $ 2,280.22      360      1-Sep-29
5071738       ALPHARETTA              GA      30004       SFD        7.500       6.500     $ 2,405.30      360      1-Sep-29
5072154       LONGMEADOW              MA      01106       SFD        7.750       6.500     $ 2,096.23      360      1-Sep-29
5072190       IRVINE                  CA      92612       LCO        7.250       6.500     $ 1,841.88      360      1-Sep-29
5072385       LAS VEGAS               NV      89134       SFD        7.875       6.500     $ 3,552.85      360      1-Aug-29
5072389       SPARTA                  NJ      07871       SFD        7.625       6.500     $ 2,259.28      360      1-Sep-29
5072398       BLOOMINGTON             IL      61704       SFD        7.750       6.500     $ 2,321.18      360      1-Sep-29
5072599       PALO ALTO               CA      94306       SFD        7.750       6.500     $ 4,656.68      360      1-Aug-29
5072630       SAN JOSE                CA      95131       LCO        7.750       6.500     $ 1,765.24      360      1-Sep-29
5072931       WEST HARTFORD           CT      06107       SFD        7.750       6.500     $ 2,063.27      360      1-Sep-29
5073012       CLAYTON                 CA      94517       SFD        7.625       6.500     $ 2,335.72      360      1-Sep-29
5073187       SALINE                  MI      48176       LCO        8.000       6.500     $ 1,916.96      360      1-Sep-29
5073258       DUNNWOODY               GA      30350       SFD        7.750       6.500     $ 2,371.33      360      1-Aug-29
5073654       SAN FRANCISCO           CA      94127       SFD        7.625       6.500     $ 2,031.37      360      1-Sep-29
5073786       NORWALK                 CT      06850       SFD        7.750       6.500     $ 2,134.91      360      1-Sep-29
5073810       RANDOLPH TOWNSHIP       NJ      07869       SFD        7.125       6.500     $ 2,580.35      360      1-Sep-29
5074141       WALNUT CREEK            CA      94598       SFD        7.125       6.500     $ 1,859.47      360      1-Aug-29
5074416       MAPLE VALLEY            WA      98038       SFD        7.500       6.500     $ 4,469.38      360      1-Sep-29
5074456       DANVILLE                CA      94506       SFD        7.500       6.500     $ 2,726.94      360      1-Sep-29
5074563       NEW CITY                NY      10956       SFD        7.250       6.500     $ 2,558.17      360      1-Aug-29
5074572       EVANSVILLE              IN      47715       SFD        7.500       6.500     $ 2,447.26      360      1-Sep-29
5074581       WELLESLEY               MA      02181       SFD        6.375       6.108     $ 2,745.03      360      1-May-29
5074722       SEATTLE                 WA      98115       SFD        7.000       6.500     $ 2,065.10      360      1-Jul-29
5074764       LITTLE SILVER           NJ      07739       SFD        7.750       6.500     $ 2,375.27      360      1-Sep-29
5074806       CANYON LAKE             CA      92587       SFD        7.875       6.500     $ 3,154.06      360      1-Sep-29
5074873       ALLENTOWN               PA      18104       SFD        7.375       6.500     $ 2,707.45      360      1-Sep-29
5074891       HUNTINGTON BEACH        CA      92648       SFD        7.125       6.500     $ 3,018.26      360      1-Sep-29
5074896       GREENSBORO              NC      27407       SFD        7.375       6.500     $ 1,795.76      360      1-Aug-29
5075072       ROSWELL                 GA      30076       SFD        7.250       6.500     $ 3,028.87      360      1-Sep-29
5075185       MERCER ISLAND           WA      98040       SFD        7.750       6.500     $ 2,865.65      360      1-Sep-29
5075317       SIMI VALLEY             CA      93065       SFD        7.750       6.500     $ 2,292.52      360      1-Aug-29
5075747       SANDY HOOK              CT      06482       SFD        7.125       6.500     $ 2,048.11      360      1-Sep-29
5075772       ANAHEIM                 CA      92807       SFD        7.625       6.500     $ 2,229.56      360      1-Sep-29
5075867       BROOKLINE               MA      02146       LCO        7.375       6.500     $ 2,935.37      360      1-Sep-29
5076044       EAST LYME               CT      06333       SFD        6.625       6.358     $ 2,458.79      360      1-Jun-29
5076116       LEAWOOD                 KS      66224       SFD        8.000       6.500     $ 1,829.83      360      1-Sep-29
5076147       RANCHO STA MARGARITA    CA      92688       SFD        8.500       6.500     $ 2,279.83      360      1-Aug-29
5076204       KENILWORTH              IL      60043       SFD        7.750       6.500     $ 2,471.63      360      1-Sep-29
5076426       NORTHVILLE              MI      48167       SFD        6.750       6.483     $ 1,816.08      360      1-Sep-29
5076473       MADISON                 MS      39110       SFD        6.750       6.483     $ 1,621.50      360      1-Aug-29
5077232       ALPHARETTA              GA      30005       SFD        7.375       6.500     $ 2,088.61      360      1-Sep-29
5077285       THORNTON                PA      19373       SFD        6.500       6.233     $ 1,648.44      360      1-Aug-29
5077619       MEQUON                  WI      53092       SFD        7.625       6.500     $ 2,617.07      360      1-Sep-29
5077656       SHAKER HEIGHTS          OH      44122       SFD        7.625       6.500     $ 3,255.86      360      1-Sep-29
5077754       LAKE FOREST             CA      92630       SFD        8.000       6.500     $ 2,201.30      360      1-Aug-29
5078020       ISSAQUAH                WA      98029       SFD        7.250       6.500     $ 2,358.97      360      1-Sep-29
5078450       ANNAPOLIS               MD      21401       SFD        7.500       6.500     $ 2,691.98      360      1-Sep-29
5078725       COLUMBIA                MD      21044       SFD        7.750       6.500     $ 2,292.52      360      1-Sep-29
5078745       NAPERVILLE              IL      60564       SFD        7.125       6.500     $ 1,758.41      360      1-Sep-29
5078818       PIPERSVILLE             PA      18947       SFD        6.625       6.358     $ 1,728.20      360      1-Jun-29
5079091       INDIANAPOLIS            IN      46236       SFD        7.375       6.500     $ 1,707.35      360      1-Sep-29
5079324       IJAMSVILLE              MD      21754       SFD        7.875       6.500     $ 1,812.68      360      1-Sep-29
5079329       SAN JUAN CAPISTRANO     CA      92675       SFD        7.500       6.500     $ 3,209.40      360      1-Sep-29
5079416       HOUSTON                 TX      77024       SFD        8.125       6.500     $ 4,634.67      360      1-Sep-29
5081153       LAFAYETTE               CA      94549       SFD        7.500       6.500     $ 2,342.37      360      1-Sep-29
5081771       ARLINGTON               VA      22207       SFD        7.750       6.500     $ 2,349.84      360      1-Sep-29
5081823       LIMA                    OH      45805       SFD        7.625       6.500     $ 2,038.45      360      1-Sep-29
5082825       BERKELEY HEIGHTS        NJ      07922       SFD        7.750       6.500     $ 1,816.83      360      1-Sep-29
5082948       SUGAR LAND              TX      77479       SFD        7.250       6.500     $ 2,558.17      360      1-Sep-29
5083089       CROTON ON HUDSON        NY      10520       SFD        8.500       6.500     $ 2,197.56      360      1-Sep-29
5083535       CHICAGO                 IL      60614       LCO        7.250       6.500     $ 1,841.88      360      1-Sep-29
5084778       POTOMAC                 MD      20854       SFD        7.500       6.500     $ 2,447.26      360      1-Sep-29
5085369       WEST HAVEN              CT      06516       SFD        8.000       6.500     $ 2,600.47      360      1-Sep-29
5085614       GERMANTOWN              TN      38138       SFD        7.750       6.500     $ 2,385.66      360      1-Sep-29
5088195       THE WOODLANDS           TX      77382       SFD        8.125       6.500     $ 1,836.94      360      1-Sep-29



NASCOR
NMI / 1999-23  Exhibit F-2
30 YEAR FIXED RATE NON RELOCATION  LOANS

(Continued)


(i)                 (ix)          (x)         (xi)          (xii)    (xiii)        (xiv)       (xv)          (xvI)
-----          ---------------   -----     ---------      --------  --------    -----------  ----------   ----------
                  CUT-OFF
MORTGAGE            DATE                                   MORTGAGE                T.O.P.      MASTER         FIXED
LOAN             PRINCIPAL                                INSURANCE   SERVICE     MORTGAGE     SERVICE      RETAINED
NUMBER            BALANCE         LTV       SUBSIDY          CODE      FEE         LOAN         FEE          YIELD
--------       ---------------   ------     ---------     --------   --------    ----------- -----------   ---------

4766436       $     264,568.15     80.00                                0.25                     0.017         0.000
4766545       $     331,276.18     80.00                                0.25                     0.017         0.000
4774135       $     284,164.00     78.86                                0.25                     0.017         0.000
4793538       $     510,367.90     80.00                                0.25                     0.017         0.000
4806847       $     359,569.14     80.00                                0.25                     0.017         0.108
4809997       $     295,280.70     79.99                                0.25                     0.017         0.733
4833189       $     245,057.17     90.00                      11        0.25                     0.017         0.358
4838480       $     352,800.00     90.00                                0.25                     0.017         1.108
4847682       $     507,551.80     80.00                                0.25                     0.017         0.000
4847840       $     286,626.92     89.99       GD 3YR                   0.25                     0.017         0.108
4853470       $     324,000.00     85.26                                0.25                     0.017         0.358
4862213       $     287,036.81     78.70                                0.25                     0.017         0.733
4864019       $     334,757.54     79.17                                0.25                     0.017         0.858
4870297       $     543,200.00     80.00                                0.25                     0.017         0.983
4882153       $     281,567.24     79.99       GD 4YR                   0.25                     0.017         0.000
4884372       $     399,823.45     80.00                                0.25                     0.017         0.233
4900637       $     398,541.76     89.49       GD 4YR                   0.25                     0.017         0.000
4902501       $     532,350.00     80.00       GD 3YR                   0.25                     0.017         0.233
4909491       $     351,397.19     80.00       GD 3YR                   0.25                     0.017         0.000
4926293       $     359,704.91     78.26                                0.25                     0.017         0.233
4926990       $     560,000.00     80.00                                0.25                     0.017         0.358
4927341       $     291,333.63     89.99                                0.25                     0.017         0.733
4928431       $     334,104.97     80.00       GD 3YR                   0.25                     0.017         0.000
4930241       $     126,325.55     95.00                      33        0.25                     0.017         0.000
4934557       $     340,000.00     78.39                                0.25                     0.017         0.233
4934962       $     308,276.71     79.99                                0.25                     0.017         0.858
4939737       $     265,000.00     49.59                                0.25                     0.017         0.000
4940322       $     458,686.71     80.00                                0.25                     0.017         0.608
4940853       $     288,469.83     90.00                                0.25                     0.017         0.733
4940887       $     358,113.89     76.11                                0.25                     0.017         0.000
4943361       $     287,205.27     89.72                                0.25                     0.017         0.733
4943534       $     305,723.37     84.77                      17        0.25                     0.017         0.000
4944592       $     504,743.29     80.00                                0.25                     0.017         0.000
4944985       $     591,038.59     84.99                                0.25                     0.017         0.233
4945963       $     262,240.00     90.00                                0.25                     0.017         0.108
4948455       $     291,374.08     80.00                                0.25                     0.017         0.358
4949975       $     419,274.73     80.00                                0.25                     0.017         0.000
4951187       $     313,748.90     74.23                                0.25                     0.017         0.358
4952086       $     513,383.45     85.00                                0.25                     0.017         0.108
4952218       $     320,300.00     89.97                                0.25                     0.017         0.358
4952406       $     272,082.24     89.99                                0.25                     0.017         0.358
4955356       $     432,758.42     89.98                                0.25                     0.017         0.000
4957243       $     319,737.70     79.21                                0.25                     0.017         0.233
4960056       $     250,550.00     94.99                      17        0.25                     0.017         0.000
4961018       $     389,933.07     83.91                      11        0.25                     0.017         0.000
4964889       $     958,434.70     77.85       GD 5YR                   0.25                     0.017         0.000
4965113       $     291,458.38     90.00                                0.25                     0.017         0.483
4966714       $     358,144.25     90.00                      17        0.25                     0.017         0.000
4967391       $     274,785.47     72.56                                0.25                     0.017         0.483
4968748       $     273,300.00     87.78                      06        0.25                     0.017         0.108
4969083       $     324,151.37     89.54                      06        0.25                     0.017         0.108
4970858       $     384,318.77     70.00       GD 5YR                   0.25                     0.017         0.000
4972141       $     598,889.13     80.00       GD 2YR                   0.25                     0.017         0.108
4973859       $     356,300.00     80.00       GD 3YR                   0.25                     0.017         0.483
4974134       $     282,756.34     75.07       GD 5YR                   0.25                     0.017         0.000
4974638       $     352,435.00     80.00                                0.25                     0.017         0.358
4974917       $     289,750.00     95.00       GD 3YR                   0.25                     0.017         0.983
4976110       $     477,200.00     80.00       GD 3YR                   0.25                     0.017         0.000
4976489       $     355,161.81     89.99                                0.25                     0.017         0.483
4977137       $     305,811.00     80.00       GD 2YR                   0.25                     0.017         0.733
4978498       $     764,372.93     74.63                                0.25                     0.017         0.233
4978543       $     255,900.00     79.99                                0.25                     0.017         0.733
4979072       $     390,887.32     90.00                                0.25                     0.017         0.483
4979518       $     350,000.00     66.40       GD 3YR                   0.25                     0.017         0.108
4980529       $     254,805.96     85.00                                0.25                     0.017         0.608
4980915       $     249,219.49     94.99                                0.25                     0.017         0.858
4982485       $     600,000.00     79.47       GD 5YR                   0.25                     0.017         0.000
4983873       $     244,578.69     80.00                                0.25                     0.017         0.000
4984926       $     357,396.74     89.75                                0.25                     0.017         0.108
4986492       $     393,942.66     85.00                      17        0.25                     0.017         0.233
4986651       $     256,860.00     80.00                                0.25                     0.017         1.233
4986821       $     395,734.29     80.00                                0.25                     0.017         1.233
4989869       $     334,900.00     80.00                                0.25                     0.017         0.358
4990193       $     264,549.54     64.25                                0.25                     0.017         0.233
4990345       $     649,505.40     79.27                                0.25                     0.017         0.608
4990416       $     309,764.11     68.89                                0.25                     0.017         0.608
4990660       $     294,786.48     86.26                                0.25                     0.017         0.858
4990691       $     536,278.81     80.00                                0.25                     0.017         0.108
4990772       $     386,740.33     90.00                                0.25                     0.017         1.233
4990799       $     386,066.01     90.00       GD 5YR                   0.25                     0.017         0.358
4990837       $     440,000.00     80.00                                0.25                     0.017         0.000
4991197       $     389,756.54     90.00       GD 7YR                   0.25                     0.017         0.233
4991465       $     385,560.52     89.99                                0.25                     0.017         0.608
4991521       $     446,938.23     85.40                      33        0.25                     0.017         0.483
4991535       $     474,851.23     85.00                                0.25                     0.017         0.358
4991742       $     648,468.01     66.22                                0.25                     0.017         0.233
4991932       $     259,816.49     77.04                                0.25                     0.017         0.983
4992577       $     349,726.96     66.88                                0.25                     0.017         0.483
4993141       $     348,467.24     67.77                                0.25                     0.017         0.608
4993402       $     519,563.14     80.00                                0.25                     0.017         0.108
4993684       $     304,973.49     80.00                                0.25                     0.017         0.733
4994282       $     379,758.35     90.00                                0.25                     0.017         0.233
4994752       $     393,324.92     95.00                                0.25                     0.017         0.483
4995359       $     262,800.00     90.00                                0.25                     0.017         0.983
4995615       $     279,781.57     79.11                                0.25                     0.017         0.483
4995629       $     278,127.40     95.00                                0.25                     0.017         0.358
4996002       $     624,470.83     67.20                                0.25                     0.017         0.233
4996083       $     246,267.09     92.13                                0.25                     0.017         0.733
4996449       $     349,200.00     69.71                                0.25                     0.017         0.000
4996777       $     469,605.14     65.78                                0.25                     0.017         0.108
4996897       $     361,653.94     80.00                                0.25                     0.017         0.000
4996951       $     242,368.79     90.00                                0.25                     0.017         0.000
4997277       $     355,204.00     80.00       GD 3YR                   0.25                     0.017         0.608
4998391       $     361,390.00     88.02                                0.25                     0.017         0.108
4998619       $     518,074.98     79.99                                0.25                     0.017         0.233
4999662       $     990,716.98     75.00                                0.25                     0.017         0.108
4999809       $     439,000.00     62.71                                0.25                     0.017         0.358
5000466       $     343,420.33     80.00                                0.25                     0.017         0.108
5001290       $     352,083.07     88.25       GD 5YR                   0.25                     0.017         0.000
5002219       $     289,795.32     93.85                                0.25                     0.017         0.983
5002390       $     384,162.66     95.00                                0.25                     0.017         0.608
5002547       $     276,917.07     95.00       GD 3YR                   0.25                     0.017         1.108
5002735       $     496,000.00     80.00                                0.25                     0.017         0.483
5004473       $     255,000.00     76.58                                0.25                     0.017         0.358
5004497       $     499,115.30     66.84                                0.25                     0.017         0.000
5004904       $     535,038.51     80.00                                0.25                     0.017         0.000
5005928       $     466,731.35     85.00       GD 4YR                   0.25                     0.017         0.233
5006247       $     599,444.28     54.55                                0.25                     0.017         0.000
5006426       $     455,635.34     81.43                                0.25                     0.017         0.358
5006466       $     383,395.16     90.00                                0.25                     0.017         0.483
5006475       $     643,759.77     75.00                                0.25                     0.017         0.608
5006678       $     495,926.57     85.00                      17        0.25                     0.017         0.000
5006761       $     274,350.00     76.31                                0.25                     0.017         0.000
5007036       $     285,000.00     52.05                                0.25                     0.017         0.000
5007266       $     460,000.00     80.00                                0.25                     0.017         0.108
5007472       $     294,252.22     75.64                                0.25                     0.017         0.108
5007568       $     489,567.68     76.56                                0.25                     0.017         0.000
5008381       $     350,000.00     76.25                                0.25                     0.017         0.233
5009026       $     368,630.00     89.88                                0.25                     0.017         0.483
5009815       $     299,747.96     66.37                                0.25                     0.017         0.108
5010100       $     398,173.34     79.99       GD 5YR                   0.25                     0.017         0.233
5011111       $     391,645.62     80.00       GD 3YR                   0.25                     0.017         0.000
5011255       $     313,800.00     79.99                                0.25                     0.017         0.108
5011514       $     279,740.66     73.68                                0.25                     0.017         0.000
5011537       $     299,741.70     69.77                                0.25                     0.017         0.000
5011555       $     301,508.69     85.00                      06        0.25                     0.017         0.358
5011807       $     396,647.95     85.00                      17        0.25                     0.017         0.608
5012262       $     255,500.00     94.98                                0.25                     0.017         0.733
5012322       $     297,000.00     89.98                      11        0.25                     0.017         0.858
5012479       $     354,878.89     80.00                                0.25                     0.017         0.000
5012520       $     377,246.69     90.00                      01        0.25                     0.017         0.000
5012875       $     439,121.62     80.00                                0.25                     0.017         0.000
5013003       $     399,358.34     89.84       GD 5YR                   0.25                     0.017         0.358
5013557       $     358,840.09     90.00                                0.25                     0.017         0.858
5013612       $     298,879.67     50.93                                0.25                     0.017         0.000
5014227       $     437,666.71     77.11                                0.25                     0.017         0.608
5014341       $     304,200.00     90.00                                0.25                     0.017         0.983
5014872       $     330,300.00     90.00                                0.25                     0.017         0.000
5014896       $     289,300.00     79.99                                0.25                     0.017         0.733
5015004       $     674,473.44     55.33       GD 5YR                   0.25                     0.017         0.483
5015350       $     344,717.20     64.49                                0.25                     0.017         0.233
5015421       $     255,705.28     79.99                                0.25                     0.017         0.608
5015710       $     386,302.00     79.44                                0.25                     0.017         0.358
5015773       $     251,803.41     90.00                                0.25                     0.017         0.483
5015780       $     262,799.87     75.36       GD 7YR                   0.25                     0.017         0.608
5016808       $     424,283.85     83.84       GD 3YR         17        0.25                     0.017         0.108
5016968       $     350,000.00     71.43                                0.25                     0.017         0.000
5017039       $     488,663.87     83.05                      17        0.25                     0.017         0.000
5017197       $     294,775.52     73.20                                0.25                     0.017         0.608
5017230       $     577,637.70     79.99                                0.25                     0.017         0.358
5017462       $     334,407.23     78.84                                0.25                     0.017         0.000
5017492       $     296,000.00     66.00                                0.25                     0.017         0.000
5017556       $     468,384.32     75.00                                0.25                     0.017         0.483
5017760       $     360,987.00     80.00                                0.25                     0.017         0.858
5018487       $     349,705.95     49.30                                0.25                     0.017         0.108
5018600       $     317,177.64     90.00                                0.25                     0.017         0.233
5018774       $     294,300.00     90.00                                0.25                     0.017         0.233
5018795       $     329,722.76     86.86       GD 3YR                   0.25                     0.017         0.108
5018995       $     251,750.00     95.00                      06        0.25                     0.017         0.983
5019184       $     359,704.91     75.00                                0.25                     0.017         0.233
5019210       $     536,490.46     49.95                                0.25                     0.017         0.000
5019555       $     288,701.18     90.00                                0.25                     0.017         1.108
5019760       $     674,823.16     80.00                                0.25                     0.017         0.483
5019770       $     339,714.36     61.82                                0.25                     0.017         0.108
5019772       $     263,783.60     67.23                                0.25                     0.017         0.233
5020170       $     267,769.25     80.00       GD 3YR                   0.25                     0.017         0.000
5021013       $     450,000.00     62.07                                0.25                     0.017         0.608
5021022       $     296,744.29     90.00                      06        0.25                     0.017         0.000
5021025       $     591,725.30     83.49                                0.25                     0.017         0.000
5021124       $     347,495.02     79.99                                0.25                     0.017         0.000
5021391       $     403,668.84     80.00                                0.25                     0.017         0.233
5021451       $     351,515.75     80.00                                0.25                     0.017         0.108
5021736       $     430,400.00     80.00                                0.25                     0.017         0.000
5021975       $     313,342.94     80.00                                0.25                     0.017         0.233
5022024       $     289,768.09     80.00                                0.25                     0.017         0.358
5022278       $     296,740.41     90.00                                0.25                     0.017         0.983
5022498       $     263,600.00     94.99       GD 2YR         11        0.25                     0.017         1.608
5022500       $     325,000.00     68.42                                0.25                     0.017         0.108
5022842       $     503,596.95     80.00                                0.25                     0.017         0.358
5023084       $     284,754.62     95.00                      17        0.25                     0.017         0.000
5024148       $     391,500.00     90.00                                0.25                     0.017         0.233
5024395       $     370,000.00     60.96                                0.25                     0.017         0.000
5024502       $     399,714.72     88.89                                0.25                     0.017         1.108
5024727       $     425,000.00     50.00                                0.25                     0.017         0.608
5025477       $     325,000.00     69.15                                0.25                     0.017         0.000
5025726       $     409,680.15     89.96                                0.25                     0.017         0.483
5025835       $     322,122.41     80.00                                0.25                     0.017         0.000
5026412       $     449,648.95     60.35                                0.25                     0.017         0.483
5026454       $     299,777.35     80.00                                0.25                     0.017         0.733
5027704       $     378,000.00     90.00                      11        0.25                     0.017         0.108
5027744       $     320,875.00     78.26                                0.25                     0.017         0.358
5027751       $     426,550.00     80.00                                0.25                     0.017         0.983
5028142       $     320,973.11     70.00                                0.25                     0.017         0.358
5028152       $     462,850.00     52.60                                0.25                     0.017         0.108
5028168       $     419,400.00     90.00                                0.25                     0.017         0.733
5028231       $     342,119.33     80.00                                0.25                     0.017         0.233
5028317       $     295,200.00     90.00                                0.25                     0.017         0.858
5028456       $     379,680.75     79.17                                0.25                     0.017         0.108
5028814       $     539,654.15     89.99                                0.25                     0.017         0.483
5028909       $     331,200.00     90.00       GD 4YR                   0.25                     0.017         1.358
5028955       $     327,600.00     90.00       GD 6YR                   0.25                     0.017         1.233
5029504       $     382,194.11     90.00                                0.25                     0.017         0.358
5029661       $     292,256.69     80.00                                0.25                     0.017         0.108
5029786       $     273,370.14     82.91                                0.25                     0.017         0.108
5030268       $     399,663.95     61.54                                0.25                     0.017         0.108
5030548       $     350,251.97     90.00                                0.25                     0.017         0.983
5031077       $     397,689.51     89.94                      17        0.25                     0.017         0.483
5031433       $     289,762.29     53.70                                0.25                     0.017         0.233
5032005       $     475,000.00     74.80                                0.25                     0.017         0.608
5032051       $     439,689.45     82.24       GD 3YR         17        0.25                     0.017         0.983
5032577       $     333,466.06     80.00                                0.25                     0.017         0.608
5032616       $     319,768.39     65.84                                0.25                     0.017         0.858
5032741       $     540,000.00     67.50                                0.25                     0.017         0.483
5033042       $     559,463.22     80.00                                0.25                     0.017         0.483
5033066       $     377,108.94     90.00                                0.25                     0.017         0.233
5033146       $     271,765.81     80.00                                0.25                     0.017         0.000
5033175       $   1,298,880.72     70.27                                0.25                     0.017         0.000
5033392       $     304,050.56     86.94                                0.25                     0.017         0.233
5033665       $     625,000.00     59.38                                0.25                     0.017         0.000
5033711       $     394,659.91     64.75                                0.25                     0.017         0.000
5033750       $     433,966.77     85.00                      06        0.25                     0.017         0.000
5034258       $     284,736.03     72.15                                0.25                     0.017         0.000
5034284       $     321,342.82     80.00       GD 3YR                   0.25                     0.017         0.358
5034380       $     364,338.29     78.49                                0.25                     0.017         0.000
5034599       $     342,900.00     90.00                                0.25                     0.017         0.608
5034761       $     319,274.50     90.00                      17        0.25                     0.017         0.983
5034880       $     523,513.84     80.00                                0.25                     0.017         0.000
5034987       $     281,745.93     80.00                                0.25                     0.017         0.858
5035024       $     296,795.60     90.00                                0.25                     0.017         1.108
5035320       $     324,720.18     46.76                                0.25                     0.017         0.000
5035366       $     271,450.00     90.00                                0.25                     0.017         0.483
5035678       $     254,386.10     95.00                                0.25                     0.017         0.108
5035758       $     250,454.46     89.97                                0.25                     0.017         0.483
5035768       $     349,713.11     77.90                                0.25                     0.017         0.233
5035834       $     346,737.85     93.89                                0.25                     0.017         0.483
5036082       $     649,453.92     75.14                                0.25                     0.017         0.108
5036152       $     274,774.58     64.71       GD 3YR                   0.25                     0.017         0.233
5036163       $     451,601.21     77.26                                0.25                     0.017         0.000
5036179       $     347,714.74     80.00                                0.25                     0.017         0.233
5036321       $     271,530.30     80.00                                0.25                     0.017         0.000
5036324       $     599,508.18     48.98                                0.25                     0.017         0.233
5036409       $     345,362.16     90.00                                0.25                     0.017         1.108
5036474       $     402,153.45     70.00                                0.25                     0.017         0.000
5036679       $     947,163.62     63.31                                0.25                     0.017         0.000
5036774       $     374,657.13     57.87                                0.25                     0.017         0.000
5036849       $     529,586.54     76.81                                0.25                     0.017         0.483
5037072       $     280,000.00     63.64       GD 2YR                   0.25                     0.017         0.108
5037251       $     372,000.00     80.00                                0.25                     0.017         0.358
5037387       $     249,557.64     65.82                                0.25                     0.017         0.000
5037853       $     454,054.24     80.00       GD 3YR                   0.25                     0.017         0.608
5038098       $     459,603.94     77.31                                0.25                     0.017         0.000
5038166       $     379,703.56     70.37                                0.25                     0.017         0.483
5038172       $     424,660.13     85.00                                0.25                     0.017         0.358
5038261       $     273,007.18     80.00                                0.25                     0.017         0.983
5038314       $     274,790.74     87.30       GD 3YR                   0.25                     0.017         0.608
5038375       $     271,765.81     80.00       FX 3YR                   0.25                     0.017         0.000
5038578       $     520,000.00     61.18       GD 3YR                   0.25                     0.017         0.233
5038587       $     319,774.15     89.14                                0.25                     0.017         0.983
5038696       $     439,712.18     80.00                                0.25                     0.017         1.358
5038747       $     458,664.93     89.13                                0.25                     0.017         1.608
5038797       $     356,400.00     90.00       GD 3YR                   0.25                     0.017         0.608
5039007       $     361,717.60     80.00       GD 3YR                   0.25                     0.017         0.483
5039014       $     492,000.00     80.00                                0.25                     0.017         1.233
5039045       $     404,684.06     79.88                                0.25                     0.017         0.483
5039083       $     279,770.48     61.00                                0.25                     0.017         0.233
5039332       $     635,900.00     80.00                                0.25                     0.017         0.858
5039352       $     319,744.10     67.37                                0.25                     0.017         0.358
5039435       $     310,332.58     80.00                                0.25                     0.017         0.000
5039597       $     639,475.39     80.00                                0.25                     0.017         0.233
5039686       $     259,650.00     94.42                      17        0.25                     0.017         0.733
5039694       $     319,724.48     80.00                                0.25                     0.017         0.000
5039767       $     264,067.34     93.32                                0.25                     0.017         1.358
5039831       $     312,000.00     75.73                                0.25                     0.017         0.608
5039945       $     424,642.95     64.15                                0.25                     0.017         0.108
5040009       $     259,200.00     80.00                                0.25                     0.017         1.233
5040039       $     599,470.63     69.78                                0.25                     0.017         0.000
5040069       $     289,750.31     74.36                                0.25                     0.017         0.000
5040160       $     389,695.76     78.39                                0.25                     0.017         0.483
5040166       $     280,000.00     71.43                                0.25                     0.017         0.858
5040204       $     357,870.65     90.00                                0.25                     0.017         0.000
5040238       $     338,000.00     77.17                                0.25                     0.017         0.858
5040518       $     593,148.32     80.00                                0.25                     0.017         0.608
5040804       $     274,558.86     83.59                      06        0.25                     0.017         0.358
5040806       $     294,164.57     80.00                                0.25                     0.017         0.358
5040982       $     379,664.73     55.88                                0.25                     0.017         0.000
5040989       $     294,270.26     95.00                                0.25                     0.017         0.483
5041153       $     250,000.00     53.95                                0.25                     0.017         0.733
5041167       $     312,000.00     80.00       GD 5YR                   0.25                     0.017         1.358
5042024       $     425,000.00     49.42       GD 3YR                   0.25                     0.017         0.000
5042116       $     456,000.00     80.00                                0.25                     0.017         0.358
5042293       $     257,766.00     95.00                                0.25                     0.017         0.733
5042328       $     750,000.00     60.00                                0.25                     0.017         0.108
5042481       $     515,443.92     75.33                                0.25                     0.017         0.858
5042618       $     324,746.46     56.03                                0.25                     0.017         0.483
5042868       $     380,000.00     80.00                                0.25                     0.017         0.983
5042892       $     359,552.39     89.99                                0.25                     0.017         1.108
5042923       $     371,500.00     65.00       GD 3YR                   0.25                     0.017         0.983
5043165       $     464,000.00     80.00                                0.25                     0.017         0.608
5043182       $     364,693.35     78.61       GD 3YR                   0.25                     0.017         0.108
5043249       $     304,795.34     88.66                                0.25                     0.017         1.233
5043281       $     274,763.23     52.38                                0.25                     0.017         0.000
5043295       $     312,000.00     86.19                      11        0.25                     0.017         1.108
5043316       $     294,980.91     80.00                                0.25                     0.017         0.733
5043424       $     290,000.00     69.30                                0.25                     0.017         0.608
5043454       $     339,721.30     80.00       GD 7YR                   0.25                     0.017         0.233
5043561       $     299,777.35     67.72                                0.25                     0.017         0.733
5043614       $     273,780.89     80.00                                0.25                     0.017         0.358
5043728       $     359,697.55     65.46                                0.25                     0.017         0.108
5043766       $     403,650.00     85.00                      06        0.25                     0.017         0.608
5043950       $     260,791.28     90.00       GD 4YR         17        0.25                     0.017         0.358
5044202       $     242,729.72     90.00       GD 3YR         17        0.25                     0.017         0.733
5044278       $     433,600.00     80.00                                0.25                     0.017         0.483
5044418       $     299,704.13     78.93                                0.25                     0.017         0.233
5044431       $     348,699.52     76.03                                0.25                     0.017         0.000
5044840       $     331,260.07     85.00                      06        0.25                     0.017         0.858
5045088       $     605,241.09     80.00                                0.25                     0.017         0.108
5045106       $     260,800.00     80.00                                0.25                     0.017         0.733
5045327       $     400,000.00     63.24                                0.25                     0.017         0.000
5045330       $     437,150.14     70.24                                0.25                     0.017         0.358
5045670       $     284,000.00     76.96                                0.25                     0.017         0.983
5045709       $     307,765.64     80.00                                0.25                     0.017         0.608
5045742       $     342,904.51     80.00                                0.25                     0.017         0.000
5045838       $     304,773.64     77.61                                0.25                     0.017         0.733
5045859       $     320,185.19     68.18                                0.25                     0.017         0.733
5045889       $     339,734.77     69.74       GD 3YR                   0.25                     0.017         0.483
5045920       $     379,717.98     80.00                                0.25                     0.017         0.733
5046123       $     399,687.96     78.43                                0.25                     0.017         0.483
5046133       $     327,756.57     80.00                                0.25                     0.017         0.733
5046213       $     449,612.55     75.63                                0.25                     0.017         0.000
5046491       $     273,086.80     79.99                                0.25                     0.017         0.483
5046539       $     283,050.00     95.00                                0.25                     0.017         1.233
5046605       $     385,000.00     88.51                                0.25                     0.017         1.108
5046751       $     307,788.03     80.00                                0.25                     0.017         1.108
5046833       $     281,780.01     80.00                                0.25                     0.017         0.483
5046905       $     397,657.32     74.81                                0.25                     0.017         0.000
5047011       $     269,289.76     67.46                                0.25                     0.017         0.483
5047172       $     259,919.00     80.00                                0.25                     0.017         0.233
5047209       $     427,690.22     80.00                                0.25                     0.017         0.858
5047248       $     270,000.00     66.01                                0.25                     0.017         0.000
5047262       $     334,518.73     80.00                                0.25                     0.017         0.108
5047277       $     380,000.00     76.02                                0.25                     0.017         0.483
5047389       $     279,758.92     70.00                                0.25                     0.017         0.000
5047406       $     300,000.00     91.19                                0.25                     0.017         1.233
5047460       $     299,771.72     75.00       GD 5YR                   0.25                     0.017         0.608
5047478       $     244,799.18     89.92                      17        0.25                     0.017         0.233
5047561       $     255,000.00     65.38                                0.25                     0.017         0.608
5047646       $     349,705.95     69.31                                0.25                     0.017         0.108
5047651       $     499,569.50     75.93                                0.25                     0.017         0.000
5047707       $     430,000.00     54.50                                0.25                     0.017         0.233
5048143       $     472,000.00     80.00                                0.25                     0.017         1.233
5048161       $     319,731.15     84.21                                0.25                     0.017         0.108
5048362       $     261,051.21     95.00                                0.25                     0.017         0.608
5048455       $     352,000.00     80.00       GD 5YR                   0.25                     0.017         0.733
5048622       $     409,155.97     70.00                                0.25                     0.017         0.108
5048690       $     247,401.57     80.00                                0.25                     0.017         0.358
5048694       $     309,358.48     80.00                                0.25                     0.017         0.483
5048764       $     510,780.97     80.00                                0.25                     0.017         0.233
5048981       $     559,584.39     80.00       GD 5YR                   0.25                     0.017         0.733
5049019       $     324,900.00     95.00                                0.25                     0.017         1.108
5049084       $     424,625.02     62.55       GD 3YR                   0.25                     0.017         0.000
5049144       $     835,000.00     69.87                                0.25                     0.017         0.608
5049372       $     323,659.62     90.00                                0.25                     0.017         0.733
5049591       $     358,400.00     70.00                                0.25                     0.017         0.358
5049692       $     302,449.69     80.00                                0.25                     0.017         0.108
5049695       $     270,189.06     80.00                                0.25                     0.017         0.483
5049870       $     322,748.03     95.00                                0.25                     0.017         0.483
5049890       $     426,400.00     80.00       GD 5YR                   0.25                     0.017         0.358
5049915       $     286,765.96     75.00                                0.25                     0.017         0.108
5050126       $     560,983.35     70.00       GD 4YR                   0.25                     0.017         0.733
5050139       $     600,000.00     52.40       GD 2YR                   0.25                     0.017         0.858
5050185       $     318,938.35     80.00                                0.25                     0.017         0.233
5050188       $     262,594.99     90.00                      06        0.25                     0.017         0.483
5050192       $     350,726.19     90.00                                0.25                     0.017         0.483
5050259       $     247,783.63     95.00                                0.25                     0.017         1.233
5050293       $     319,500.00     90.00                      11        0.25                     0.017         0.483
5050295       $     461,657.12     80.00       GD 5YR                   0.25                     0.017         0.733
5050405       $     305,772.90     90.00                                0.25                     0.017         0.733
5050537       $     256,000.00     80.00       GD 5YR                   0.25                     0.017         0.858
5050580       $     537,390.77     80.00                                0.25                     0.017         0.608
5050595       $     289,109.00     90.00                                0.25                     0.017         1.108
5050641       $     540,000.00     80.00                                0.25                     0.017         0.358
5050656       $     254,400.00     80.00                                0.25                     0.017         0.608
5050701       $     399,663.95     71.83                                0.25                     0.017         0.108
5050810       $     441,600.00     80.00                                0.25                     0.017         0.358
5051000       $     274,768.96     61.18                                0.25                     0.017         0.108
5051009       $     459,000.00     85.00       GD 4YR                   0.25                     0.017         1.358
5051015       $   1,100,000.00     66.07       GD 3YR                   0.25                     0.017         0.358
5051077       $     247,601.76     79.99                                0.25                     0.017         0.358
5051109       $     399,255.16     61.07                                0.25                     0.017         0.483
5051114       $     284,783.13     77.03                                0.25                     0.017         0.608
5051134       $     270,000.00     90.00                                0.25                     0.017         1.108
5051160       $     346,392.73     95.00       GD 5YR         17        0.25                     0.017         0.733
5051188       $     307,459.72     80.00       GD 2YR                   0.25                     0.017         0.483
5051253       $     395,250.00     85.00                      11        0.25                     0.017         0.108
5051295       $     368,739.55     78.16                                0.25                     0.017         0.983
5051356       $     457,527.75     80.00                                0.25                     0.017         0.108
5051485       $     297,772.86     75.00                                0.25                     0.017         0.608
5051508       $     419,672.35     72.43                                0.25                     0.017         0.483
5051525       $     319,731.15     47.07                                0.25                     0.017         0.108
5051580       $     409,410.83     89.13       GD 3YR                   0.25                     0.017         0.983
5051627       $     403,450.36     85.00                      06        0.25                     0.017         0.733
5051628       $     299,760.09     65.93       GD 2YR                   0.25                     0.017         0.358
5051655       $     499,600.15     76.34       GD 3YR                   0.25                     0.017         0.358
5051688       $     296,950.00     90.00                                0.25                     0.017         0.983
5051734       $     326,145.37     80.00       GD 6YR                   0.25                     0.017         0.483
5051797       $     274,211.39     90.00                      17        0.25                     0.017         0.858
5051860       $     274,780.08     79.76                                0.25                     0.017         0.358
5051937       $     263,200.00     80.00                                0.25                     0.017         0.858
5052299       $     300,000.00     77.32                                0.25                     0.017         0.483
5052308       $     399,663.95     62.02                                0.25                     0.017         0.108
5052351       $     454,412.51     85.00                      17        0.25                     0.017         0.733
5052362       $     273,396.94     80.00                                0.25                     0.017         0.733
5052495       $     329,748.89     73.33       GD 4YR                   0.25                     0.017         0.608
5052585       $     303,768.67     80.00                                0.25                     0.017         0.608
5052790       $     355,729.11     80.00                                0.25                     0.017         0.608
5053053       $     424,900.00     77.27                                0.25                     0.017         0.733
5053194       $     259,816.49     88.17                      01        0.25                     0.017         0.983
5053351       $     330,400.00     80.00       GD 3YR                   0.25                     0.017         0.858
5053426       $     310,280.84     90.00                                0.25                     0.017         0.983
5053505       $     573,750.00     85.00                                0.25                     0.017         0.483
5053629       $     672,500.00     79.12                                0.25                     0.017         0.483
5053639       $     299,754.09     21.43       GD 3YR                   0.25                     0.017         0.233
5053724       $     274,800.96     72.56       GD 3YR                   0.25                     0.017         0.858
5053762       $     275,310.40     95.00                                0.25                     0.017         1.108
5053828       $     377,705.12     75.61                                0.25                     0.017         0.483
5053906       $     319,762.51     71.11                                0.25                     0.017         0.733
5054007       $     398,680.92     70.00                                0.25                     0.017         0.358
5054018       $     350,000.00     50.36       GD 3YR                   0.25                     0.017         0.358
5054056       $     299,777.35     80.00                                0.25                     0.017         0.733
5054176       $     299,760.09     78.95                                0.25                     0.017         0.358
5054243       $     284,742.35     66.28                                0.25                     0.017         0.000
5054511       $     300,400.00     79.99       GD 3YR                   0.25                     0.017         0.858
5054546       $     320,000.00     78.40                                0.25                     0.017         0.733
5054641       $     268,669.60     95.00                                0.25                     0.017         1.233
5054699       $     386,400.00     80.00                                0.25                     0.017         0.858
5054706       $     287,469.93     84.99       GD 5YR         06        0.25                     0.017         0.358
5054822       $     374,700.11     65.22       GD 3YR                   0.25                     0.017         0.358
5054909       $     257,318.25     76.30       GD 5YR                   0.25                     0.017         0.983
5055001       $     371,706.69     90.00                                0.25                     0.017         1.358
5055030       $     339,747.67     80.00                                0.25                     0.017         0.733
5055117       $     349,740.24     73.68                                0.25                     0.017         0.733
5055404       $     419,455.89     80.00                                0.25                     0.017         0.233
5055442       $     324,000.00     80.00       GD 5YR                   0.25                     0.017         0.733
5055671       $     268,800.00     80.00                                0.25                     0.017         0.858
5055672       $     256,000.00     80.00                                0.25                     0.017         0.858
5055688       $     589,583.58     80.00                                0.25                     0.017         0.983
5055818       $     399,703.14     77.37       GD 5YR                   0.25                     0.017         0.733
5055838       $     274,750.00     70.00                                0.25                     0.017         0.000
5056094       $     427,170.92     90.00                                0.25                     0.017         0.608
5056172       $     339,721.30     80.00                                0.25                     0.017         0.233
5056269       $     291,783.29     80.00                                0.25                     0.017         0.733
5056335       $     272,650.00     95.00                                0.25                     0.017         1.608
5056359       $     475,655.48     80.00                                0.25                     0.017         0.858
5056360       $     265,122.41     90.00                      06        0.25                     0.017         1.108
5056390       $     308,000.00     80.00       GD 3YR                   0.25                     0.017         0.858
5056392       $     428,000.00     80.00                                0.25                     0.017         0.233
5056446       $     297,773.24     88.96                      33        0.25                     0.017         0.608
5056576       $     570,554.56     80.00                                0.25                     0.017         0.483
5056814       $     252,807.49     69.70       GD 5YR                   0.25                     0.017         0.608
5056889       $     493,751.26     90.00                                0.25                     0.017         0.983
5056956       $     674,432.92     90.00                      17        0.25                     0.017         0.108
5057012       $     301,950.00     90.00                      06        0.25                     0.017         1.108
5057052       $     311,268.82     79.99                                0.25                     0.017         0.733
5057238       $     259,807.04     79.54                                0.25                     0.017         0.733
5057318       $     331,865.60     90.00                                0.25                     0.017         0.983
5057359       $     359,100.00     90.00                      06        0.25                     0.017         0.983
5057387       $     500,000.00     55.87                                0.25                     0.017         1.108
5057483       $     807,629.57     68.49                                0.25                     0.017         0.983
5057510       $     295,900.00     79.99                                0.25                     0.017         0.483
5057564       $     295,500.00     78.91                                0.25                     0.017         0.483
5057581       $     375,000.00     63.56                                0.25                     0.017         0.233
5057621       $     337,209.42     49.09                                0.25                     0.017         0.000
5057725       $     359,960.00     80.00                                0.25                     0.017         1.358
5058214       $     663,750.00     75.00       GD 3YR                   0.25                     0.017         0.358
5058236       $     484,000.00     80.00                                0.25                     0.017         0.858
5058561       $     322,000.00     70.00                                0.25                     0.017         0.483
5058612       $     378,000.00     67.74                                0.25                     0.017         0.733
5058637       $     295,875.42     79.98                                0.25                     0.017         0.000
5058646       $     349,752.97     63.29                                0.25                     0.017         0.983
5058729       $     266,076.10     45.95                                0.25                     0.017         0.108
5058868       $     381,600.00     90.00                                0.25                     0.017         1.358
5058965       $     318,100.00     86.42                                0.25                     0.017         0.983
5058990       $     330,954.20     90.00                      06        0.25                     0.017         0.733
5058999       $     325,000.00     36.52                                0.25                     0.017         0.233
5059152       $     379,724.96     80.00                                0.25                     0.017         0.858
5059202       $     264,803.33     63.10                                0.25                     0.017         0.733
5059212       $     289,545.49     95.00                      17        0.25                     0.017         0.983
5059368       $     331,900.00     86.91                      33        0.25                     0.017         0.983
5059765       $     294,796.98     76.62                                0.25                     0.017         1.108
5059799       $     344,710.16     60.14                                0.25                     0.017         0.108
5059880       $     351,738.76     80.00                                0.25                     0.017         0.733
5060004       $     315,000.00     53.39                                0.25                     0.017         0.483
5060013       $     251,553.61     95.00                      06        0.25                     0.017         0.483
5060138       $     432,000.00     90.00       GD 5YR                   0.25                     0.017         1.733
5060145       $     384,000.00     80.00       GD 3YR                   0.25                     0.017         0.733
5060190       $     463,200.00     80.00       GD 3YR                   0.25                     0.017         0.483
5060222       $     520,000.00     76.47                                0.25                     0.017         0.983
5060332       $     269,750.00     94.99                      06        0.25                     0.017         0.858
5060334       $     379,703.56     70.70                                0.25                     0.017         0.483
5060394       $     288,000.00     80.00                                0.25                     0.017         0.483
5060609       $     272,000.00     80.00                                0.25                     0.017         0.733
5060813       $     335,013.38     90.00                      33        0.25                     0.017         0.983
5060924       $     649,574.80     65.99                                0.25                     0.017         1.358
5061061       $     305,000.00     75.31                                0.25                     0.017         0.483
5061277       $     254,000.00     65.14                                0.25                     0.017         0.733
5061318       $     253,425.47     80.00                                0.25                     0.017         1.108
5061400       $     375,000.00     60.00       GD 3YR                   0.25                     0.017         0.358
5061463       $     400,000.00     57.22                                0.25                     0.017         0.358
5061537       $     333,600.00     80.00                                0.25                     0.017         0.983
5061597       $     300,000.00     80.00                                0.25                     0.017         0.733
5061777       $     419,672.35     66.35       GD 4YR                   0.25                     0.017         0.483
5061779       $     275,000.00     73.73                                0.25                     0.017         0.733
5061945       $     423,669.25     77.94                                0.25                     0.017         0.483
5061955       $     295,450.00     95.00                                0.25                     0.017         1.358
5062267       $     323,400.00     64.89                                0.25                     0.017         0.733
5062284       $     310,000.00     54.87                                0.25                     0.017         0.608
5062309       $     395,675.40     68.29       GD 5YR                   0.25                     0.017         0.233
5062359       $     256,323.47     90.00                                0.25                     0.017         1.108
5062441       $     497,289.81     80.00                                0.25                     0.017         0.858
5062504       $     513,600.00     80.00                                0.25                     0.017         0.233
5062522       $     366,300.00     90.00                                0.25                     0.017         0.483
5062566       $     317,089.87     79.99                                0.25                     0.017         0.233
5062579       $     279,797.34     80.00                                0.25                     0.017         0.858
5062616       $     306,748.35     67.18                                0.25                     0.017         0.233
5062660       $     290,195.03     80.00                                0.25                     0.017         0.983
5062701       $     299,000.00     69.86                                0.25                     0.017         0.608
5062737       $     410,000.00     65.18       GD 3YR                   0.25                     0.017         0.608
5062783       $     270,000.00     77.14                                0.25                     0.017         0.000
5062790       $     500,000.00     65.79                                0.25                     0.017         0.233
5062824       $     336,000.00     80.00       GD 3YR                   0.25                     0.017         0.733
5062862       $     249,814.46     46.60       GD 6YR                   0.25                     0.017         0.733
5062933       $     260,000.00     80.00       GD 3YR                   0.25                     0.017         0.483
5062938       $     387,000.00     90.00                      06        0.25                     0.017         0.983
5062960       $     274,550.00     95.00                      17        0.25                     0.017         1.108
5063044       $     294,769.86     79.96                                0.25                     0.017         0.483
5063256       $     650,000.00     65.00                                0.25                     0.017         0.733
5063308       $     379,717.98     72.38       GD 5YR                   0.25                     0.017         0.733
5063411       $     297,000.00     84.62                      17        0.25                     0.017         1.233
5063605       $     295,769.10     80.00                                0.25                     0.017         0.483
5063633       $     303,785.43     80.00                                0.25                     0.017         0.983
5063679       $     279,792.19     80.00                                0.25                     0.017         0.733
5063803       $     487,609.75     80.00                                0.25                     0.017         0.358
5063885       $     264,876.62     95.00                                0.25                     0.017         1.358
5063897       $     348,000.00     80.00                                0.25                     0.017         0.733
5064406       $     299,760.09     59.29                                0.25                     0.017         0.358
5064449       $     256,000.00     93.77                                0.25                     0.017         1.358
5064465       $     247,855.00     95.00                                0.25                     0.017         1.108
5064517       $     265,000.00     60.85                                0.25                     0.017         0.608
5064574       $     930,198.43     70.00                                0.25                     0.017         0.000
5064577       $     350,000.00     72.16       GD 5YR                   0.25                     0.017         0.858
5064892       $     329,043.11     80.00                                0.25                     0.017         0.483
5065053       $     349,740.24     63.64                                0.25                     0.017         0.733
5065155       $     301,292.50     90.00                      13        0.25                     0.017         1.108
5065224       $     271,787.81     80.00                                0.25                     0.017         0.483
5065277       $     329,342.87     80.00                                0.25                     0.017         0.483
5065283       $     303,363.16     80.00                                0.25                     0.017         0.483
5065334       $     269,899.47     70.00                                0.25                     0.017         0.733
5065417       $     280,000.00     86.15                      17        0.25                     0.017         0.858
5065653       $     300,000.00     80.00       GD 6YR                   0.25                     0.017         0.858
5066050       $     399,710.49     56.74                                0.25                     0.017         0.858
5066373       $     280,000.00     79.83                                0.25                     0.017         0.483
5066463       $     345,600.00     90.00                                0.25                     0.017         1.108
5066535       $     488,929.96     95.00                                0.25                     0.017         1.358
5066540       $     304,475.00     95.00       GD 3YR                   0.25                     0.017         0.983
5066788       $     271,000.00     69.31                                0.25                     0.017         0.483
5066849       $     290,000.00     80.00                                0.25                     0.017         0.608
5066866       $     291,013.00     95.00                                0.25                     0.017         1.358
5066886       $     273,796.65     79.42                                0.25                     0.017         0.733
5066910       $     299,765.97     23.44       GD 3YR                   0.25                     0.017         0.483
5066919       $     264,808.19     86.81                                0.25                     0.017         0.858
5066952       $     271,522.27     95.00       GD 4YR                   0.25                     0.017         1.358
5066988       $     269,799.62     62.79                                0.25                     0.017         0.733
5066994       $     299,765.97     34.68                                0.25                     0.017         0.483
5067016       $     284,000.00     89.53                                0.25                     0.017         1.358
5067017       $     423,677.36     80.00                                0.25                     0.017         0.608
5067307       $     327,784.00     85.00                      06        0.25                     0.017         0.983
5067347       $     456,000.00     80.00                                0.25                     0.017         0.483
5067455       $     283,299.91     90.00                      12        0.25                     0.017         0.983
5067822       $     285,000.00     82.61                      17        0.25                     0.017         1.233
5067920       $     254,805.96     75.00                                0.25                     0.017         0.608
5068017       $     319,500.00     90.00                                0.25                     0.017         1.358
5068173       $     432,000.00     80.00                                0.25                     0.017         0.733
5068197       $     267,318.90     93.65       FX 3YR                   0.25                     0.017         1.108
5068345       $     297,600.00     80.00                                0.25                     0.017         0.733
5068621       $     260,000.00     68.42       GD 4YR                   0.25                     0.017         0.858
5068666       $     620,000.00     80.00       GD 4YR                   0.25                     0.017         1.108
5068817       $     294,950.00     74.68                                0.25                     0.017         1.108
5069203       $     283,500.00     90.00                                0.25                     0.017         0.483
5069446       $     351,332.45     80.00                                0.25                     0.017         0.608
5069719       $     299,793.54     94.91                      06        0.25                     0.017         1.108
5069806       $     333,520.00     80.00                                0.25                     0.017         0.733
5069840       $     519,594.35     80.00                                0.25                     0.017         0.483
5070079       $     352,000.00     80.00       GD 5YR                   0.25                     0.017         0.000
5070109       $     318,513.44     75.00                                0.25                     0.017         0.733
5070287       $     418,059.00     80.00       GD 2YR                   0.25                     0.017         0.733
5070371       $     271,945.49     72.18                                0.25                     0.017         0.608
5070421       $     288,800.00     76.24                                0.25                     0.017         0.483
5070503       $     275,000.00     68.75                                0.25                     0.017         1.108
5070549       $     304,000.00     80.00                                0.25                     0.017         0.858
5070683       $     344,000.00     80.00                                0.25                     0.017         0.483
5070934       $     316,650.65     80.00                                0.25                     0.017         0.858
5071092       $     619,528.23     80.00                                0.25                     0.017         0.608
5071131       $     303,912.73     79.79                                0.25                     0.017         0.483
5071229       $     306,150.00     89.99                                0.25                     0.017         1.233
5071370       $     439,673.45     75.21                                0.25                     0.017         0.733
5071427       $     300,000.00     92.88                      17        0.25                     0.017         0.983
5071458       $     300,800.00     80.00                                0.25                     0.017         0.608
5071531       $     382,300.00     80.00                                0.25                     0.017         0.608
5071571       $     300,000.00     93.75                                0.25                     0.017         1.608
5071738       $     344,000.00     80.00                                0.25                     0.017         0.733
5072154       $     292,600.00     95.00                                0.25                     0.017         0.983
5072190       $     270,000.00     69.23                                0.25                     0.017         0.483
5072385       $     489,662.78     79.67       GD 4YR                   0.25                     0.017         1.108
5072389       $     319,200.00     80.00                                0.25                     0.017         0.858
5072398       $     324,000.00     80.00                                0.25                     0.017         0.983
5072599       $     649,541.24     73.70       GD 4YR                   0.25                     0.017         0.983
5072630       $     246,400.00     80.00                                0.25                     0.017         0.983
5072931       $     288,000.00     80.00                                0.25                     0.017         0.983
5073012       $     330,000.00     68.75                                0.25                     0.017         0.858
5073187       $     261,250.00     94.66                                0.25                     0.017         1.233
5073258       $     330,766.38     37.57                                0.25                     0.017         0.983
5073654       $     287,000.00     57.75       GD 5YR                   0.25                     0.017         0.858
5073786       $     298,000.00     80.00                                0.25                     0.017         0.983
5073810       $     383,000.00     75.10                                0.25                     0.017         0.358
5074141       $     275,779.28     57.62                                0.25                     0.017         0.358
5074416       $     639,200.00     80.00       GD 5YR                   0.25                     0.017         0.733
5074456       $     390,000.00     58.65       GD 5YR                   0.25                     0.017         0.733
5074563       $     374,707.46     71.43                                0.25                     0.017         0.483
5074572       $     350,000.00     54.26                                0.25                     0.017         0.733
5074581       $     438,356.84     63.30                                0.25                     0.017         0.000
5074722       $     309,889.65     80.00                                0.25                     0.017         0.233
5074764       $     331,550.00     95.00       GD 3YR                   0.25                     0.017         0.983
5074806       $     435,000.00     78.38                                0.25                     0.017         1.108
5074873       $     392,000.00     80.00                                0.25                     0.017         0.608
5074891       $     448,000.00     80.00                                0.25                     0.017         0.358
5074896       $     259,802.16     63.41                                0.25                     0.017         0.608
5075072       $     444,000.00     60.00                                0.25                     0.017         0.483
5075185       $     400,000.00     64.10                                0.25                     0.017         0.983
5075317       $     319,774.15     80.00                                0.25                     0.017         0.983
5075747       $     304,000.00     80.00       GD 3YR                   0.25                     0.017         0.358
5075772       $     315,000.00     74.12                                0.25                     0.017         0.858
5075867       $     425,000.00     78.70                                0.25                     0.017         0.608
5076044       $     382,575.80     80.00                                0.25                     0.017         0.000
5076116       $     249,375.00     95.00                                0.25                     0.017         1.233
5076147       $     296,320.38     94.73                                0.25                     0.017         1.733
5076204       $     345,000.00     36.51                                0.25                     0.017         0.983
5076426       $     280,000.00     60.22       GD 1YR                   0.25                     0.017         0.000
5076473       $     249,784.75     53.76                                0.25                     0.017         0.000
5077232       $     302,400.00     80.00                                0.25                     0.017         0.608
5077285       $     260,564.23     80.00                                0.25                     0.017         0.000
5077619       $     369,750.00     85.00                                0.25                     0.017         0.858
5077656       $     460,000.00     80.00                                0.25                     0.017         0.858
5077754       $     299,798.70     80.00                                0.25                     0.017         1.233
5078020       $     345,800.00     70.00                                0.25                     0.017         0.483
5078450       $     385,000.00     65.25                                0.25                     0.017         0.733
5078725       $     320,000.00     73.99                                0.25                     0.017         0.983
5078745       $     261,000.00     78.79                                0.25                     0.017         0.358
5078818       $     269,181.67     90.00                      01        0.25                     0.017         0.000
5079091       $     247,200.00     80.00                                0.25                     0.017         0.608
5079324       $     250,000.00     62.66                                0.25                     0.017         1.108
5079329       $     459,000.00     60.47                                0.25                     0.017         0.733
5079416       $     624,200.00     79.99                                0.25                     0.017         1.358
5081153       $     335,000.00     67.68                                0.25                     0.017         0.733
5081771       $     328,000.00     80.00                                0.25                     0.017         0.983
5081823       $     288,000.00     90.00                      17        0.25                     0.017         0.858
5082825       $     253,600.00     80.00                                0.25                     0.017         0.983
5082948       $     375,000.00     74.26                                0.25                     0.017         0.483
5083089       $     285,800.00     76.01                                0.25                     0.017         1.733
5083535       $     270,000.00     66.50       GD 3YR                   0.25                     0.017         0.483
5084778       $     350,000.00     46.01                                0.25                     0.017         0.733
5085369       $     354,400.00     83.39                                0.25                     0.017         1.233
5085614       $     333,000.00     90.00                                0.25                     0.017         0.983
5088195       $     247,400.00     94.99                      06        0.25                     0.017         1.358
              $ 250,032,949.47


COUNT:                  683
WAC:            7.265057998
WAM:            358.6372268
WALTV:          77.66486205




NASCOR
NMI / 1999-23  Exhibit F-3
30 YEAR FIXED RATE NON RELOCATION  LOANS

     (i)      (ii)                                                                 (iii)            (iv)              (v)
    -----     ---------------------------   -----                  -----          --------        --------         -------- ---
                                                                                                                      NET
  MORTGAGE                                                                                        MORTGAGE         MORTGAGE
    LOAN                                                            ZIP           PROPERTY        INTEREST         INTEREST D
   NUMBER     CITY                          STATE                  CODE             TYPE            RATE             RATE
  --------    ----------------------------------------------------------          --------        --------         -------- ---

   4844533    ANN ARBOR                     MI                     48103            SFD            6.750             6.483
   5011786    NEW YORK                      NY                     10011            COP            7.125             6.250
   5011935    DARIEN                        CT                     06820            SFD            6.625             6.250
   5012012    LOVELAND                      CO                     80537            SFD            7.000             6.250
   5012188    BIRMINGHAM TOWNSHIP           PA                     19382            SFD            6.625             6.250
   5012298    SANDY                         UT                     84092            SFD            6.625             6.250
   5012320    SAN FRANCISCO                 CA                     94123            LCO            6.625             6.250
   5012335    CHICAGO                       IL                     60611            HCO            6.500             6.233
   5012364    MORRIS TOWNSHIP               NJ                     07960            SFD            6.625             6.250
   5012384    EVERGREEN                     CO                     80439            SFD            6.750             6.250
   5012501    MONTGOMERY                    NJ                     08502            SFD            6.375             6.108
   5012536    MONTVALE                      NJ                     07645            SFD            6.625             6.250
   5012569    ARMONK                        NY                     10504            SFD            7.000             6.250
   5012576    MOORESVILLE                   NC                     28115            SFD            6.625             6.250
   5012696    LAGUNA NIGUEL                 CA                     92677            SFD            6.375             6.108
   5012733    NEW CANAAN                    CT                     06840            SFD            6.875             6.250
   5012734    MASON                         OH                     45040            SFD            6.375             6.108
   5012750    THOUSAND OAKS                 CA                     91367            SFD            6.875             6.250
   5012772    TALLAHASSEE                   FL                     32312            SFD            7.250             6.250
   5012948    RIDGEFIELD                    CT                     06877            SFD            6.875             6.250
   5013068    CARLSBAD                      CA                     92009            SFD            7.000             6.250
   5013119    NEW YORK                      NY                     10028            COP            6.500             6.233
   5013125    EAST MENDHAM                  NJ                     07945            SFD            6.625             6.250
   5013133    KIRKLAND                      WA                     98033            SFD            6.500             6.233
   5013147    MALVERN                       PA                     19355            SFD            6.625             6.250
   5013169    ST CHARLES                    IL                     60175            SFD            6.750             6.250
   5013177    VIENNA                        VA                     22182            SFD            7.000             6.250
   5013188    SAN MATEO                     CA                     94402            SFD            7.125             6.250
   5013197    WHITE LAKE TOWNSHIP           MI                     48386            SFD            6.875             6.250
   5013287    CLARK                         NJ                     07066            SFD            7.500             6.250
   5013341    BOONTON                       NJ                     07005            SFD            6.750             6.250
   5013415    TENAFLY                       NJ                     07670            SFD            6.875             6.250
   5014137    CARMEL                        IN                     46032            SFD            6.375             6.108
   5014141    RANDOLPH                      NJ                     07869            SFD            7.125             6.250
   5014176    MAHWAH                        NJ                     07430            SFD            6.375             6.108
   5014187    SOMERS                        NY                     10589            SFD            6.750             6.250
   5021906    AVON                          CT                     06001            SFD            6.625             6.250
   5036252    CHARLOTTE                     NC                     28226            SFD            7.000             6.500
   5036273    FRANKLIN                      TN                     37064            SFD            6.875             6.500
   5036289    TUSTIN                        CA                     92782            SFD            7.000             6.500
   5036351    PLANO                         TX                     75023            SFD            6.750             6.483
   5036432    PLANO                         TX                     75093            SFD            7.000             6.500
   5036439    FLOWER MOUND                  TX                     75028            SFD            7.000             6.500
   5036457    SAN DIEGO                     CA                     92131            SFD            7.000             6.500
   5036489    WEST CHESTER                  PA                     19382            SFD            7.125             6.500
   5036498    PLYMOUTH                      MN                     55446            SFD            6.625             6.358
   5036509    WESTON                        FL                     33326            SFD            6.375             6.108
   5036519    CLINTON TOWNSHIP              NJ                     08801            SFD            6.500             6.233
   5036573    CORNELIUS                     NC                     28031            SFD            7.125             6.500
   5036621    DALLAS                        TX                     75214            SFD            7.000             6.500
   5036651    PARKLAND                      FL                     33076            SFD            7.125             6.500
   5036712    WINSTON-SALEM                 NC                     27106            SFD            6.375             6.108
   5036743    CHARLOTTE                     NC                     28210            SFD            6.750             6.483
   5036795    BETHESDA                      MD                     20817            SFD            6.625             6.358
   5036817    IRVINE                        CA                     92604            SFD            6.500             6.233
   5036831    CELEBRATION                   FL                     34747            SFD            7.000             6.500
   5036848    DANBURY                       CT                     06811            SFD            6.750             6.483
   5036864    BOLTON                        MA                     01740            SFD            6.750             6.483
   5036880    BALA CYNWYD                   PA                     19004            SFD            6.375             6.108
   5036897    WASHINGTON                    NJ                     07853            SFD            6.750             6.483
   5036907    MCKINNEY                      TX                     75070            SFD            6.875             6.500
   5056790    SARATOGA                      CA                     95070            SFD            7.000             6.500
   5056803    ARNOLD                        MD                     21012            SFD            6.750             6.483
   5056819    FAIRFIELD                     CA                     94585            SFD            7.125             6.500
   5056849    CHARLOTTE                     NC                     28203            SFD            7.125             6.500
   5056873    ROSEVILLE                     CA                     95661            SFD            7.125             6.500
   5056887    CHARLOTTE                     NC                     28203            SFD            7.125             6.500
   5056894    BELMONT                       MA                     02178            SFD            7.000             6.500
   5056905    THE WOODLANDS                 TX                     77382            SFD            6.750             6.483
   5056920    CATAWBA                       NC                     28609            SFD            7.000             6.500
   5056949    HERCULES                      CA                     94547            SFD            7.000             6.500
   5056959    ROCKLIN                       CA                     95765            SFD            7.125             6.500
   5056974    ENUMCLAW                      WA                     98022            SFD            7.000             6.500
   5056980    NEW MARKET                    MD                     21774            SFD            6.875             6.500
   5056992    ALPHARETTA                    GA                     30005            SFD            6.875             6.500
   5057037    ROSWELL                       GA                     30075            PUD            6.875             6.500
   5057049    DEL MAR                       CA                     92014            SFD            6.625             6.358
   5057067    FRANKFORT                     IL                     60423            SFD            6.875             6.500
   5057084    GLASTONBURY                   CT                     06033            SFD            6.750             6.483
   5057091    HOUSTON                       TX                     77019            SFD            7.000             6.500
   5057117    CHARLOTTE                     NC                     28211            SFD            7.250             6.500
   5057121    LA JOLLA                      CA                     92037            SFD            6.750             6.483
   5057126    BELMONT                       CA                     94002            SFD            7.125             6.500
   5073820    SCOTTSDALE                    AZ                     85259            SFD            7.125             6.500
   5073829    STREAMWOOD                    IL                     60107            SFD            7.000             6.500
   5073840    CHARLOTTE                     NC                     28277            SFD            7.375             6.500
   5073855    CHARLOTTE                     NC                     28226            SFD            7.250             6.500
   5073869    CHAROTTE                      NC                     28209            SFD            7.125             6.500
   5073881    TUSTIN                        CA                     92782            SFD            7.125             6.500
   5073893    GOLDEN VALLEY                 MN                     55416            SFD            6.750             6.483
   5073904    CUPERTINO                     CA                     95014            SFD            7.125             6.500
   5073927    CHESTERFIELD                  MO                     63005            SFD            7.000             6.500
   5073935    CARMEL                        IN                     46032            SFD            6.500             6.233
   5073942    LAGUNA BEACH                  CA                     92677            SFD            7.125             6.500
   5073948    PLEASANTON                    CA                     94588            SFD            6.875             6.500
   5073958    RENTON                        WA                     98056            SFD            6.750             6.483
   5073962    OLNEY                         MD                     20832            SFD            7.125             6.500
   5073976    SAN RAFAEL                    CA                     94901            SFD            7.000             6.500
   5073987    LOW MERION TOWNSHIP           PA                     19010            SFD            6.750             6.483
   5073993    AURORA                        IL                     60504            SFD            7.000             6.500
   5074001    ALLEN                         TX                     75013            SFD            7.250             6.500
   5074004    NEWPORT                       RI                     02840            SFD            7.250             6.500
   5074007    LITHONIA                      GA                     30038            SFD            6.750             6.483
   5074012    BUFORD                        GA                     30519            SFD            7.250             6.500
   5074278    BOCA RATON                    FL                     33434            SFD            6.625             6.358
   5074284    GREENVILLE                    SC                     29615            SFD            7.125             6.500
   5074290    THOUSAND OAKS                 CA                     91320            SFD            6.375             6.108
   5074298    THE WOODLANDS                 TX                     77381            SFD            6.875             6.500
   5074311    TORRENCE                      CA                     90505            SFD            6.375             6.108
   4875725    SCOTTSDALE                    AZ                     85259            SFD            6.250             5.983
   5006486    RUMSON                        NJ                     07760            SFD            6.625             6.358
   5008908    NEWTOWN                       PA                     18940            SFD            6.875             6.500
   5008919    SAN RAMON                     CA                     94583            PUD            6.875             6.500
   5011834    HUNTINGTON                    NY                     11743            SFD            6.875             6.500
   5012330    SUWANEE                       GA                     30024            SFD            6.625             6.358
   5015246    LAGUNA NIGUEL                 CA                     92068            SFD            6.500             6.233
   5015332    GREENSBORO                    NC                     27408            SFD            6.625             6.358
   5018950    MISSION HILLS                 KS                     66208            SFD            6.625             6.358
   5026343    WESTWOOD                      WA                     98126            SFD            6.500             6.233
   5029920    LONG BEACH                    CA                     90803            SFD            6.500             6.233
   5032733    SAN JUAN CAPISTRANO           CA                     92675            SFD            6.375             6.108
   5035182    ESCANABA                      MI                     49829            SFD            7.000             6.500
   5036198    CHATHAM                       NJ                     07928            SFD            6.500             6.233
   5036485    HOUSTON                       TX                     77059            SFD            6.750             6.483
   5044241    LONG GROVE                    IL                     60047            SFD            6.875             6.500
   5045719    NEWTOWN                       CT                     06470            SFD            6.750             6.483
   5048469    LORENA                        TX                     76655            SFD            6.750             6.483
   4996029    FREDERICK                     MD                     21703            SFD            7.000             6.500
   5005150    BRIGHTON                      MI                     48114            SFD            6.500             6.233
   5012366    ST CHARLES                    IL                     60175            SFD            6.750             6.483
   5013146    WEST HARTFORD                 CT                     06117            SFD            6.875             6.500
   5019078    CASTAIC                       CA                     91384            SFD            6.875             6.500
   5019885    RANDOLPH                      NJ                     07869            SFD            6.375             6.108
   5025250    EASLEY                        SC                     29642            SFD            6.875             6.500
   5028921    CALEDONIA TWP                 MI                     49316            SFD            6.500             6.233
   5034168    EAST HADDAM                   CT                     06423            SFD            6.500             6.233
   5037201    OCEANSIDE                     NY                     11572            SFD            6.875             6.500
   5042671    BARRINGTON                    IL                     60010            SFD            6.875             6.500
   5045956    MCCORDSVILLE                  IN                     46055            SFD            6.625             6.358
   5047137    ZIONSVILLE                    IN                     46077            SFD            6.750             6.483


NASCOR
NMI / 1999-23  Exhibit F-3
30 YEAR FIXED RATE NON RELOCATION  LOANS


     (i)                  (vi)               (vii)            (viii)             (ix)             (x)     (xi)           (xii)
    -----              ----------          --------         ----------      --------------      ------   -------      ----------
                                                                                CUT-OFF
  MORTGAGE              CURRENT            ORIGINAL          SCHEDULED           DATE                                  MORTGAGE
    LOAN                MONTHLY             TERM TO          MATURITY          PRINCIPAL                               INSURANCE
   NUMBER               PAYMENT            MATURITY            DATE             BALANCE           LTV    UBSIDY          CODE
  --------             ----------          --------         -----------     --------------      ------   -------      ----------

   4844533              1783.65               360              46874         $   271,047.49      77.14
   5011786              3230.49               360              47119         $   476,367.81      70.00
   5011935              5442.65               360              46997         $   840,722.35      54.49
   5012012               1854.2               360              47119         $   276,834.66      77.44
   5012188              2317.61               360              46874         $   356,623.37      80.00
   5012298              2407.57               360              46905         $   370,826.97      76.73
   5012320              1836.42               360              47119         $   284,680.39      80.00
   5012335              1658.55               360              46966         $   259,213.96      80.00
   5012364              1970.24               360              47027         $   304,629.90      85.00                    11
   5012384              2008.06               360              46935         $   304,216.32      90.00                     1
   5012501              2105.88               360              47027         $   333,881.22      90.00                    13
   5012536              2305.12               360              46966         $   355,614.84      80.00
   5012569              3604.95               360              47027         $   536,819.22      85.00                     1
   5012576              2993.46               360              47027         $   461,835.73      85.00                    11
   5012696              1712.53               360              47088         $   272,128.73      90.00                     1
   5012733              6569.29               360              46966         $   988,349.18      54.20
   5012734              1607.09               360              47178         $   256,149.31      89.99                    13
   5012750              3015.31               360              46935         $   453,395.55      90.00                    11
   5012772              2646.85               360              46966         $   383,897.84      72.12
   5012948              4197.78               360              46997         $   632,223.01      74.84
   5013068              4204.72               360              46935         $   624,465.75      80.00
   5013119              2844.31               360              47088         $   446,258.36      52.48
   5013125               1926.7               360              47027         $   297,897.74      85.00                    11
   5013133               1590.6               360              47027         $   247,084.31      95.00
   5013147              2561.24               360              47119         $   397,121.61      66.11
   5013169              1897.15               360              47027         $   289,650.54      90.00                     1
   5013177              2525.83               360              47119         $   377,108.93      74.99
   5013188              2644.35               360              47088         $   389,607.05      79.94
   5013197              2163.93               360              47027         $   325,235.07      90.00                    12
   5013287              1850.13               360              47027         $   262,371.03      90.00
   5013341              2990.04               360              47088         $   457,345.89      80.00
   5013415              3443.63               360              47027         $   519,214.41      87.51                    11
   5014137              4117.55               360              46966         $   651,794.79      75.00
   5014141              2021.16               360              47119         $   297,938.58      80.00
   5014176              4200.52               360              47088         $   667,565.86      80.00
   5014187              2756.55               360              47150         $   422,394.93      74.56
   5021906              1792.87               360              47150         $   278,241.78      80.00
   5036252              2980.56               360              47209         $   446,142.32      80.00
   5036273              2657.93               360              47178         $   402,531.10      79.99
   5036289              3712.39               360              47239         $   556,154.37      79.94
   5036351              2031.79               360              47119         $   311,058.36      80.84
   5036432              1829.58               360              47209         $   273,859.71      79.71
   5036439               1769.9               360              47150         $   264,476.62      88.09                    13
   5036457               2017.2               360              47239         $   302,197.14      80.00
   5036489              2379.32               360              47209         $   351,733.03      80.00
   5036498              1997.26               360              47209         $   310,528.71      79.98
   5036509              1965.19               360              47239         $   313,823.66      67.02
   5036519               1896.2               360              47209         $   298,629.23      75.77
   5036573              2324.33               360              47209         $   343,604.06      75.49
   5036621              3100.31               360              47178         $   463,674.44      80.00
   5036651               1869.7               360              47119         $   275,707.28      80.00
   5036712              1971.43               360              47178         $   314,141.15      80.00
   5036743              1686.36               360              47209         $   258,868.03      80.00
   5036795              2081.01               360              47178         $   323,255.66      69.15
   5036817              1630.74               360              47209         $   256,821.11      80.00
   5036831              2328.56               360              47209         $   348,548.70      82.97                    12
   5036848              1751.21               360              47209         $   268,824.56      80.00
   5036864              3787.81               360              47150         $   580,420.38      80.00
   5036880              2046.29               360              47150         $   323,842.38      80.00
   5036897              1681.17               360              47209         $   258,071.52      80.00
   5036907               2628.9               360              47209         $   398,479.62      80.00
   5056790              4324.47               360              47270         $   648,392.25      78.31
   5056803              1764.19               360              47239         $   271,055.31      80.00
   5056819                3153                360              47239         $   466,489.61      80.00
   5056849              2290.64               360              47270         $   339,179.48      85.00                    12
   5056873              2155.06               360              47239         $   318,842.64      75.00
   5056887              2398.44               360              47270         $   355,140.85      80.00
   5056894              3047.75               360              47270         $   456,966.92      90.00                    12
   5056905              2297.72               360              47270         $   353,339.82      80.00
   5056920              1829.58               360              47270         $   274,319.81      78.57
   5056949             $1,662.26              360            1-May-29        $   249,023.59      95.00                    12
   5056959             $1,659.50              360            1-May-29        $   245,525.07      95.00                    12
   5056974             $1,977.61              360            1-Jun-29        $   296,514.78      80.34
   5056980             $1,886.70              360            1-Jun-29        $   286,471.99      80.00
   5056992             $1,813.12              360            1-Jun-29        $   275,300.40      80.00
   5057037             $1,734.29              360            1-Jun-29        $   263,330.81      89.49                    12
   5057049             $3,521.71              360            1-May-29        $   548,042.87      55.00
   5057067             $2,049.62              360            1-May-29        $   310,942.48      80.00
   5057084             $2,205.23              360            1-May-29        $   338,819.16      80.00
   5057091             $1,662.26              360            1-May-29        $   249,023.59      95.00                    12
   5057117             $2,114.75              360            1-May-29        $   308,853.16      55.36
   5057121             $4,151.03              360            1-Jun-29        $   638,337.59      76.19
   5057126             $2,937.41              360            1-May-29        $   434,592.89      65.07
   5073820             $2,112.24              360            1-Jun-29        $   312,763.39      75.66
   5073829             $1,971.96              360            1-Jun-29        $   295,666.86      95.00                    11
   5073840             $2,417.36              360            1-Jul-29        $   349,465.72      70.00
   5073855             $1,691.80              360            1-Jul-29        $   247,611.89      80.00
   5073869             $1,886.41              360            1-Jul-29        $   279,550.85      78.87
   5073881             $2,640.98              360            1-Jul-29        $   390,880.53      80.00
   5073893             $1,815.56              360            1-Jul-29        $   279,436.62      80.00
   5073904             $1,751.67              360            1-Jun-29        $   259,372.53      50.00
   5073927             $3,056.40              360            1-Jun-29        $   458,107.59      80.00
   5073935             $1,959.41              360            1-Jul-29        $   309,438.00      78.48
   5073942             $2,604.26              360            1-Jul-29        $   385,929.93      90.00                    11
   5073948             $1,860.93              360            1-Jun-29        $   282,558.94      80.00
   5073958             $1,854.99              360            1-Jul-29        $   285,506.13      74.09
   5073962             $3,144.24              360            1-Jul-29        $   465,951.37      89.99                    11
   5073976             $3,182.81              360            1-Jul-29        $   477,613.43      80.00
   5073987             $4,021.31              360            1-Jun-29        $   618,389.55      75.61
   5073993             $1,858.86              360            1-Jun-29        $   278,708.90      79.99
   5074001             $1,944.20              360            1-Jul-29        $   284,554.01      83.82                    12
   5074004             $2,862.41              360            1-Jun-29        $   418,612.08      80.00
   5074007             $1,931.53              360            1-Jul-29        $   297,284.83      90.00                    12
   5074012             $1,878.75              360            1-Jul-29        $   274,974.02      95.00                    12
   5074278             $1,815.28              360            1-Jun-29        $   282,745.49      90.00                    13
   5074284             $2,243.48              360            1-Jul-29        $   332,465.84      90.00                    12
   5074290             $1,790.19              360            1-Apr-29        $   285,606.96      92.42                    11
   5074298             $1,708.01              360            1-Jun-29        $   259,340.95      88.89                    11
   5074311             $2,358.23              360            1-Jul-29        $   377,297.94      90.00                    11
   4875725             $1,884.10              360            1-Nov-28        $   303,027.50      90.00
   5006486             $4,001.95              360            1-Jun-29        $   623,336.57      72.25
   5008908             $2,529.18              360            1-May-29        $   383,695.03      84.62                    17
   5008919             $1,681.74              360            1-Jun-29        $   255,351.08      80.00
   5011834             $1,625.90              360            1-Jun-29        $   246,872.63      90.00                    06
   5012330             $1,600.78              360            1-May-29        $   248,465.96      76.92
   5015246             $2,224.25              360            1-May-29        $   350,617.13      85.00                    17
   5015332             $1,657.13              360            1-May-29        $   257,749.01      80.00
   5018950             $2,241.09              360            1-Jul-29        $   349,380.70      54.60
   5026343             $1,921.49              360            1-Jun-29        $   303,036.83      80.00
   5029920             $2,970.72              360            1-Jul-29        $   469,147.92      70.15
   5032733             $2,089.97              360            1-Jul-29        $   334,377.79      74.44
   5035182             $1,995.91              360            1-Jul-29        $   299,506.75      70.75
   5036198             $3,918.83              360            1-Jul-29        $   618,874.79      80.00
   5036485             $2,006.77              360            1-Jul-29        $   308,865.72      79.99
   5044241             $2,246.70              360            1-Jul-29        $   341,423.70      70.95
   5045719             $1,935.42              360            1-Aug-29        $   298,143.08      80.00
   5048469             $2,553.86              360            1-Jul-29        $   393,070.06      90.00
   4996029             $1,663.26              360            1-May-29        $   249,173.10      68.96
   5005150             $1,870.93              360            1-May-29        $   294,920.88      80.00
   5012366             $1,751.22              360            1-Jun-29        $   269,298.66      87.10
   5013146             $1,839.41              360            1-May-29        $   279,050.91      80.00
   5019078             $2,571.88              360            1-Jun-29        $   390,507.60      90.00                    12
   5019885             $2,393.48              360            1-May-29        $   382,217.28      85.00                    17
   5025250             $1,671.23              360            1-Jun-29        $   253,755.13      80.00
   5028921             $1,816.32              360            1-Jun-29        $   286,576.41      80.00
   5034168             $1,877.25              360            1-Jun-29        $   296,190.13      90.00                    12
   5037201             $1,806.56              360            1-Jul-29        $   274,536.60      73.33
   5042671             $1,732.85              360            1-Jul-29        $   263,335.51      59.01
   5045956             $1,813.37              360            1-Feb-29        $   279,943.78      80.00
   5047137             $3,214.46              360            1-Jul-29        $   494,744.18      80.00
                                                                            $ 50,733,679.46



                                   EXHIBIT F-3

NASCOR
NMI / 1999-23  Exhibit F-3
30 YEAR FIXED RATE NON RELOCATION  LOANS


     (i)              (xiii)       (xiv)              (xv)                (xvI)
    -----            --------   -----------        -----------         --------

  MORTGAGE                         T.O.P.            MASTER               FIXED
    LOAN             SERVICE      MORTGAGE           SERVICE            RETAINE
   NUMBER              FEE          LOAN               FEE                YIELD
  --------           --------   -----------        -----------         --------

   4844533             0.25                           0.017               0.000
   5011786            0.858                           0.017               0.000
   5011935            0.358                           0.017               0.000
   5012012            0.733                           0.017               0.000
   5012188            0.358                           0.017               0.000
   5012298            0.358                           0.017               0.000
   5012320            0.358                           0.017               0.000
   5012335             0.25                           0.017               0.000
   5012364            0.358                           0.017               0.000
   5012384            0.483                           0.017               0.000
   5012501             0.25                           0.017               0.000
   5012536            0.358                           0.017               0.000
   5012569            0.733                           0.017               0.000
   5012576            0.358                           0.017               0.000
   5012696             0.25                           0.017               0.000
   5012733            0.608                           0.017               0.000
   5012734             0.25                           0.017               0.000
   5012750            0.608                           0.017               0.000
   5012772            0.983                           0.017               0.000
   5012948            0.608                           0.017               0.000
   5013068            0.733                           0.017               0.000
   5013119             0.25                           0.017               0.000
   5013125            0.358                           0.017               0.000
   5013133             0.25                           0.017               0.000
   5013147            0.358                           0.017               0.000
   5013169            0.483                           0.017               0.000
   5013177            0.733                           0.017               0.000
   5013188            0.858                           0.017               0.000
   5013197            0.608                           0.017               0.000
   5013287            1.233                           0.017               0.000
   5013341            0.483                           0.017               0.000
   5013415            0.608                           0.017               0.000
   5014137             0.25                           0.017               0.000
   5014141            0.858                           0.017               0.000
   5014176             0.25                           0.017               0.000
   5014187            0.483                           0.017               0.000
   5021906            0.358                           0.017               0.000
   5036252             0.25                           0.017               0.233
   5036273             0.25                           0.017               0.108
   5036289             0.25                           0.017               0.233
   5036351             0.25                           0.017               0.000
   5036432             0.25                           0.017               0.233
   5036439             0.25                           0.017               0.233
   5036457             0.25                           0.017               0.233
   5036489             0.25                           0.017               0.358
   5036498             0.25                           0.017               0.000
   5036509             0.25                           0.017               0.000
   5036519             0.25                           0.017               0.000
   5036573             0.25                           0.017               0.358
   5036621             0.25                           0.017               0.233
   5036651             0.25                           0.017               0.358
   5036712             0.25                           0.017               0.000
   5036743             0.25                           0.017               0.000
   5036795             0.25                           0.017               0.000
   5036817             0.25                           0.017               0.000
   5036831             0.25                           0.017               0.233
   5036848             0.25                           0.017               0.000
   5036864             0.25                           0.017               0.000
   5036880             0.25                           0.017               0.000
   5036897             0.25                           0.017               0.000
   5036907             0.25                           0.017               0.108
   5056790             0.25                           0.017               0.233
   5056803             0.25                           0.017               0.000
   5056819             0.25                           0.017               0.358
   5056849             0.25                           0.017               0.358
   5056873             0.25                           0.017               0.358
   5056887             0.25                           0.017               0.358
   5056894             0.25                           0.017               0.233
   5056905             0.25                           0.017               0.000
   5056920             0.25                           0.017               0.233
   5056949             0.25                           0.017               0.233
   5056959             0.25                           0.017               0.358
   5056974             0.25                           0.017               0.233
   5056980             0.25                           0.017               0.108
   5056992             0.25                           0.017               0.108
   5057037             0.25                           0.017               0.108
   5057049             0.25                           0.017               0.000
   5057067             0.25                           0.017               0.108
   5057084             0.25                           0.017               0.000
   5057091             0.25                           0.017               0.233
   5057117             0.25                           0.017               0.483
   5057121             0.25                           0.017               0.000
   5057126             0.25                           0.017               0.358
   5073820             0.25                           0.017               0.358
   5073829             0.25                           0.017               0.233
   5073840             0.25                           0.017               0.608
   5073855             0.25                           0.017               0.483
   5073869             0.25                           0.017               0.358
   5073881             0.25                           0.017               0.358
   5073893             0.25                           0.017               0.000
   5073904             0.25                           0.017               0.358
   5073927             0.25                           0.017               0.233
   5073935             0.25                           0.017               0.000
   5073942             0.25                           0.017               0.358
   5073948             0.25                           0.017               0.108
   5073958             0.25                           0.017               0.000
   5073962             0.25                           0.017               0.358
   5073976             0.25                           0.017               0.233
   5073987             0.25                           0.017               0.000
   5073993             0.25                           0.017               0.233
   5074001             0.25                           0.017               0.483
   5074004             0.25                           0.017               0.483
   5074007             0.25                           0.017               0.000
   5074012             0.25                           0.017               0.483
   5074278             0.25                           0.017               0.000
   5074284             0.25                           0.017               0.358
   5074290             0.25                           0.017               0.000
   5074298             0.25                           0.017               0.108
   5074311             0.25                           0.017               0.000
   4875725             0.25                           0.017               0.000
   5006486             0.25                           0.017               0.000
   5008908             0.25                           0.017               0.108
   5008919             0.25                           0.017               0.108
   5011834             0.25                           0.017               0.108
   5012330             0.25                           0.017               0.000
   5015246             0.25                           0.017               0.000
   5015332             0.25                           0.017               0.000
   5018950             0.25                           0.017               0.000
   5026343             0.25                           0.017               0.000
   5029920             0.25                           0.017               0.000
   5032733             0.25                           0.017               0.000
   5035182             0.25                           0.017               0.233
   5036198             0.25                           0.017               0.000
   5036485             0.25                           0.017               0.000
   5044241             0.25                           0.017               0.108
   5045719             0.25                           0.017               0.000
   5048469             0.25                           0.017               0.000
   4996029             0.25                           0.017               0.233
   5005150             0.25                           0.017               0.000
   5012366             0.25                           0.017               0.000
   5013146             0.25                           0.017               0.108
   5019078             0.25                           0.017               0.108
   5019885             0.25                           0.017               0.000
   5025250             0.25                           0.017               0.108
   5028921             0.25                           0.017               0.000
   5034168             0.25                           0.017               0.000
   5037201             0.25                           0.017               0.108
   5042671             0.25                           0.017               0.108
   5045956             0.25                           0.017               0.000
   5047137             0.25                           0.017               0.000


   COUNT:     140
    WAC:      6.813708032
    WAM:      354.1470014
   WALTV:     78.81838773

NASCOR
NMI / 1999-23  Exhibit F-3
30 YEAR FIXED RATE NON RELOCATION  LOANS


(i)               (xvii)                             (xviii)
-----             -----------                        -----------

MORTGAGE                                             NMI
LOAN                                                 LOAN
NUMBER            SERVICER                           SELLER
--------          -----------------------            ---------------------------
4844533           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5011786           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5011935           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5012012           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5012188           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5012298           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5012320           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5012335           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5012364           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5012384           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5012501           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5012536           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5012569           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5012576           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5012696           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5012733           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5012734           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5012750           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5012772           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5012948           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5013068           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5013119           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5013125           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5013133           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5013147           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5013169           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5013177           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5013188           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5013197           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5013287           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5013341           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5013415           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5014137           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5014141           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5014176           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5014187           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5021906           CITICORP MORTGAGE, INC.            CITICORP MORTGAGE, INC.
5036252           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036273           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036289           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036351           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036432           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036439           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036457           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036489           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036498           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036509           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036519           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036573           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036621           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036651           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036712           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036743           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036795           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036817           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036831           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036848           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036864           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036880           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036897           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5036907           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5056790           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5056803           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5056819           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5056849           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5056873           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5056887           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5056894           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5056905           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5056920           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5056949           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5056959           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5056974           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5056980           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5056992           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5057037           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5057049           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5057067           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5057084           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5057091           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5057117           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5057121           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5057126           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5073820           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5073829           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5073840           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5073855           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5073869           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5073881           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5073893           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5073904           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5073927           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5073935           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5073942           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5073948           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5073958           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5073962           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5073976           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5073987           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5073993           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5074001           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5074004           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5074007           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5074012           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5074278           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5074284           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5074290           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5074298           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
5074311           FIRST UNION MORTGAGE CORP          FIRST UNION MORTGAGE CORP
4875725           FIRSTAR                            FIRSTAR
5006486           FIRSTAR                            FIRSTAR
5008908           FIRSTAR                            FIRSTAR
5008919           FIRSTAR                            FIRSTAR
5011834           FIRSTAR                            FIRSTAR
5012330           FIRSTAR                            FIRSTAR
5015246           FIRSTAR                            FIRSTAR
5015332           FIRSTAR                            FIRSTAR
5018950           FIRSTAR                            FIRSTAR
5026343           FIRSTAR                            FIRSTAR
5029920           FIRSTAR                            FIRSTAR
5032733           FIRSTAR                            FIRSTAR
5035182           FIRSTAR                            FIRSTAR
5036198           FIRSTAR                            FIRSTAR
5036485           FIRSTAR                            FIRSTAR
5044241           FIRSTAR                            FIRSTAR
5045719           FIRSTAR                            FIRSTAR
5048469           FIRSTAR                            FIRSTAR
4996029           HUNTINGTON MORTGAGE COMPANY        HUNTINGTON MORTGAGE COMPANY
5005150           HUNTINGTON MORTGAGE COMPANY        HUNTINGTON MORTGAGE COMPANY
5012366           HUNTINGTON MORTGAGE COMPANY        HUNTINGTON MORTGAGE COMPANY
5013146           HUNTINGTON MORTGAGE COMPANY        HUNTINGTON MORTGAGE COMPANY
5019078           HUNTINGTON MORTGAGE COMPANY        HUNTINGTON MORTGAGE COMPANY
5019885           HUNTINGTON MORTGAGE COMPANY        HUNTINGTON MORTGAGE COMPANY
5025250           HUNTINGTON MORTGAGE COMPANY        HUNTINGTON MORTGAGE COMPANY
5028921           HUNTINGTON MORTGAGE COMPANY        HUNTINGTON MORTGAGE COMPANY
5034168           HUNTINGTON MORTGAGE COMPANY        HUNTINGTON MORTGAGE COMPANY
5037201           HUNTINGTON MORTGAGE COMPANY        HUNTINGTON MORTGAGE COMPANY
5042671           HUNTINGTON MORTGAGE COMPANY        HUNTINGTON MORTGAGE COMPANY
5045956           HUNTINGTON MORTGAGE COMPANY        HUNTINGTON MORTGAGE COMPANY
5047137           HUNTINGTON MORTGAGE COMPANY        HUNTINGTON MORTGAGE COMPANY


COUNT:                                           140
WAC:                                     6.813708032
WAM:                                     354.1470014
WALTV:                                   78.81838773

                                    EXHIBIT G

                               REQUEST FOR RELEASE
                       (for Trust Administrator/Custodian)



LOAN INFORMATION

      Name of Mortgagor:                  _____________________________

      Servicer
      Loan No.:                           _____________________________



CUSTODIAN/TRUST ADMINISTRATOR

      Name:                               _____________________________

      Address:                            _____________________________

      Custodian/Trustee                   _____________________________

      Mortgage File No.:                  _____________________________



SELLER

      Name:                               _____________________________

      Address:                            _____________________________

      Certificates:
                                          Mortgage Pass-Through Certificates,
                                          Series 1999-25

            The undersigned Master Servicer hereby acknowledges that it has received from First Union National Bank, as Trust Administrator for the Holders of Mortgage Pass-Through Certificates, Series 1999-25, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of September 29, 1999 (the "Pooling and Servicing Agreement") among the Trust Administrator, the Seller, the Master Servicer and the United States Trust Company of New York, as Trustee.

( ) Promissory Note dated ______________, 199__, in the original principal sum of $___________, made by ____________________, payable to, or endorsed to the order of, the Trustee.


( )   Mortgage   recorded   on   _____________________   as   instrument   no.
      ______________  in  the  County  Recorder's  Office  of  the  County  of
      ____________________,     State    of     _______________________     in
      book/reel/docket  ____________________ of official records at page/image
      ------------.


( )   Deed  of  Trust  recorded  on  ____________________  as  instrument  no.
      _________________  in the  County  Recorder's  Office  of the  County of
      ___________________,  State  of  _________________  in  book/reel/docket
      ____________________ of official records at page/image ____________.


( )   Assignment  of  Mortgage  or Deed of Trust to the  Trustee,  recorded on
      ______________________________  as instrument no.  ______________ in the
      County Recorder's Office of the County of ______________________, State of _____________________ in book/reel/docket ____________________ of official records at page/image ____________.


( )   Other  documents,   including  any  amendments,   assignments  or  other
      assumptions of the Mortgage Note or Mortgage.

      ( ) ---------------------------------------------

      ( ) ---------------------------------------------

      ( ) ---------------------------------------------

      ( ) ---------------------------------------------

      The undersigned Master Servicer hereby acknowledges and agrees as follows:

            (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

            (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

            (3) The Master Servicer shall return the Documents to the Trust Administrator when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

            (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trust
      Administrator, on behalf of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.


                                       NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION



                                       By:  __________________________


                                       Title:  ________________________

Date: ________________, 19__

                                    EXHIBIT H

                                          AFFIDAVIT    PURSUANT   TO   SECTION
                                          860E(e)(4)  OF THE INTERNAL  REVENUE
                                          CODE OF 1986,  AS  AMENDED,  AND FOR
                                          NON-ERISA INVESTORS

STATE OF          )
                  ) ss:
COUNTY OF         )

            [NAME OF OFFICER], being first duly sworn, deposes and says: 1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ] [United States], on behalf of which he makes this affidavit. 2. That the Purchaser's Taxpayer Identification Number is [ ]. 3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5),of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-25, Class A-R Certificate (the "Class A-R Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Code Section 4975 or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing the assets of such a Plan. 4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class A-R Certificate as they become due. 5. That the Purchaser understands that it may incur tax liabilities with respect to the Class A-R Certificate in excess of cash flows generated by the Class A-R Certificate. 6. That the Purchaser will not transfer the Class A-R Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof. 7. That the Purchaser (i) is a U.S. Person or (ii) is a person other than a U.S. Person (a "Non-U.S. Person") that holds the Class A-R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trust Administrator with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trust Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R Certificate will not be disregarded for federal income tax purposes. "U.S. 8. Person" means a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to be treated as U.S. Persons. 9. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class A-R Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 7 hereof. 10. That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the REMIC pursuant to Section 3.01 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

            IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ___ day of , 19 __.


                                       [NAME OF PURCHASER]



                                       By:__________________________
                                          [Name of Officer]
                                          [Title of Officer]

            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

            Subscribed and sworn before me this __ day of           , 19 __.
                                                          ----------



-----------------------------
NOTARY PUBLIC

COUNTY OF ____________________

STATE OF _____________________

My commission expires the __ day of __________, 19__.

                                    EXHIBIT I





              [Letter from Transferor of Class A-R Certificate]





                                     [Date]

First Union National Bank
230 South Tryon Street
Charlotte, North Carolina 28288
Re:   Norwest Asset Securities Corporation,
            SERIES 1999-25, CLASS A-R

Ladies and Gentlemen:

            [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.


                                       Very truly yours,


                                       [Transferor]



                                       ----------------------

                                    EXHIBIT J

                      NORWEST ASSET SECURITIES CORPORATION

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-25
           CLASS [A-PO][B-1][B-2][B-3][B-4][B-5][B-6] CERTIFICATES

                               TRANSFEREE'S LETTER



                                                    ----------------- --, ----

First Union National Bank
230 South Tryon Street
Charlotte, North Carolina 28288

Norwest Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

            The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-25, Class
[A-PO][B-1][B-2][B-3][B-4][B-5][B-6]        Certificates       (the       "Class
[A-PO][B-1][B-2][B-3][B-4][B-5][B-6] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

            Section 1. DEFINITIONS. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of September 29, 1999 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller (the "Seller"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the "Trustee"), of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-25.

            Section 2. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. In connection with the proposed transfer, the Purchaser represents and warrants to the Seller, the Master Servicer and the Trust Administrator that:

            (a)___The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [A-PO][B-1][B-2][B-3][B-4][B-5][B-6] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

            (b)___The Purchaser is acquiring the Class [A-PO][B-1][B-2][B-3][B-4][B-5][B-6] Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

            [(c)__The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [A-PO][B-1][B-2][B-3][B-4][B-5][B-6] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [A-PO][B-1][B-2][B-3][B-4][B-5][B-6] Certificates and can afford a complete loss of such investment.]

            [(c) The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

            (d)___The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated __________ __, 19__, relating to the Class [A-PO][B-1][B-2][B-3][B-4][B-5][B-6] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from the Seller concerning the Class [A-PO][B-1][B-2][B-3][B-4][B-5][B-6] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [A-PO][B-1][B-2][B-3][B-4][B-5][B-6] Certificates that the Seller possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [A-PO][B-1][B-2][B-3][B-4][B-5][B-6] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [A-PO][B-1][B-2][B-3][B-4][B-5][B-6] Certificates other than in connection with a subsequent sale of Class [A-PO][B-1][B-2][B-3][B-4][B-5][B-6] Certificates.

            (e)___Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to the Seller and the Trust Administrator of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as the Seller or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trust Administrator, the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

            (f)___If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [A-PO][B-1][B-2][B-3][B-4][B-5][B-6] Certificates is in compliance therewith.

            Section 3.  TRANSFER             OF             CLASS
[A-PO][B-1][B-2][B-3][B-4][B-5][B-6] CERTIFICATES.

            (a)___The Purchaser understands that the Class [A-PO][B-1][B-2][B-3][B-4][B-5][B-6] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [A-PO][B-1][B-2][B-3][B-4][B-5][B-6] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither the Seller, the Master Servicer nor the Trust Administrator is under any obligation to register the Class [A-PO][B-1][B-2][B-3][B-4][B-5][B-6] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Trust Administrator shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to the Seller and the Trust Administrator as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trust Administrator or the Seller may, if such transfer is made within three years from the later of (a) the Closing Date or (b) the last date on which the Seller or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Master Servicer or the Seller. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Master Servicer, any Paying Agent acting on behalf of the Trust Administrator and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (b)___No  transfer  of a Class  [A-PO][B-1][B-2][B-3][B-4][B-5][B-6]
Certificate shall be made unless the transferee provides the Seller and the Trust Administrator with a Transferee's Letter, substantially in the form of this Agreement.

            (c)___The     Purchaser     acknowledges     that    its     Class
[A-PO][B-1][B-2][B-3][B-4][B-5][B-6] Certificates bear a legend setting forth the applicable restrictions on transfer.

            IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.


                                       [PURCHASER]



                                       By:  ______________________________



                                       Its:  ______________________________

                                    EXHIBIT K

                                   [RESERVED]

                                    EXHIBIT L

                              SERVICING AGREEMENTS

                  Norwest Mortgage, Inc. Servicing Agreement

             First Union Mortgage Corporation Servicing Agreement

                 Citicorp Mortgage, Inc. Servicing Agreement

                      Firstar Bank, NA Servicing Agreement

             The Huntington Mortgage Company Servicing Agreement

                                    EXHIBIT M

                      [FORM OF SPECIAL SERVICING AGREEMENT]

               SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

            This  SPECIAL   SERVICING  AND   COLLATERAL   FUND   AGREEMENT  (the
"Agreement") is made and entered into as of , between Norwest Bank Minnesota, National Association (the "Company" and "Norwest Bank") and (the "Purchaser").

                              PRELIMINARY STATEMENT

             _____ is the holder of the entire interest in Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-25, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of September 29, 1999 among Norwest Asset Securities Corporation, as seller (the "Seller"), Norwest Bank Minnesota, National Association, as Master Servicer, First Union National Bank, as Trust Administrator, and United States Trust Company of New York, as Trustee.
 intends to resell all of the Class B Certificates directly to the Purchaser on or promptly after the date hereof.

            In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01      DEFINED TERMS.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            BUSINESS DAY: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            COLLATERAL FUND: The fund  established and maintained  pursuant to
Section 3.01 hereof.

            COLLATERAL FUND PERMITTED INVESTMENTS: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least A-1 by Standard & Poor's ("S&P") or at least D-1 by Duff & Phelps Credit Rating Co. ("DCR") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least AA by DCR or S&P, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least D-1 by DCR or A-1 by S&P or (z) the depository institution or trust company is one that is acceptable to either DCR or S&P and, for each of the preceding clauses (i),
(iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

            COMMENCEMENT OF FORECLOSURE: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

            CURRENT APPRAISAL: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

            ELECTION TO DELAY FORECLOSURE: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

            ELECTION TO FORECLOSE: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

            MONTHLY ADVANCES: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

            REQUIRED COLLATERAL FUND BALANCE: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(c)) and Section 3.02 to be reduced by all withdrawals therefrom pursuant to
Section 2.02(g) and Section 2.03(d).

            Section 1.02      DEFINITIONS INCORPORATED BY REFERENCE.

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

            Section 2.01      REPORTS AND NOTICES.

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

            (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

            (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

            (b) If requested by the Purchaser, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i) (D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

            (c) In  addition  to the  foregoing,  the  Company  shall  cause the
Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof;
provided,   that  the  related  Servicer  shall  only  be  required  to  provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

            Section 2.02      PURCHASER'S   ELECTION  TO  DELAY  FORECLOSURE
PROCEEDINGS.

            (a) The Purchaser shall be deemed to direct the Company to direct (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of  transmission  of the notice provided by the Company under Section 2.01
(a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In the latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

            (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however, that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall be provided only to the extent it (i) is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or is otherwise readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

            (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to Section 3.01.

            (e) With respect to any Mortgage  Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

            (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (i) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer of immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account; or (ii) the related Servicer shall proceed with the Commencement of Foreclosure.

            (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

            Section 2.03      PURCHASER'S  ELECTION TO COMMENCE  FORECLOSURE
PROCEEDINGS.

            (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under
Section 2.01(a)(i).

            (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to
Section 3.01.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

            (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed interest and servicing advances and
Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

            Section 2.04      TERMINATION.

            (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate
(i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) upon any breach of the terms of this Agreement by the Purchaser.

            (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to
Section 2.02 or Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to
Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.

                                   ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

            Section 3.01      COLLATERAL FUND.

            Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Norwest Bank Minnesota, National Association, as Master Servicer, for the benefit of registered holders of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-25. Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section 2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

            Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute or cause to be distributed to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

            Section 3.02      COLLATERAL FUND PERMITTED INVESTMENTS.

            The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

            All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

            Section 3.03      GRANT OF SECURITY INTEREST.

            The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

            The Purchaser acknowledges the lien on and the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

            Section 3.04      COLLATERAL SHORTFALLS.

            In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

            Section 4.01      AMENDMENT.

            This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

            Section 4.02      COUNTERPARTS.

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.03      GOVERNING LAW.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 4.04      NOTICES.

            All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

            (a)   in the case of the Company,

                  Norwest Bank Minnesota, National Association
                  7485 New Horizon Way
                  Frederick, MD  21703

                  Attention:        Vice President, Master Servicing
                  Phone:      301-696-7800
                  Fax:  301-815-6365

            (b)   in the case of the Purchaser,




                  Attention:

            Section 4.05      SEVERABILITY OF PROVISIONS.

            If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 4.06      SUCCESSORS AND ASSIGNS.

            The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

            Section 4.07      ARTICLE AND SECTION HEADINGS.

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 4.08      CONFIDENTIALITY.

            The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

            Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

            Section 4.09      INDEMNIFICATION.

            The Purchaser agrees to indemnify and hold harmless the Company, the Seller, and each Servicer and each person who controls the Company, the Seller, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, the Seller's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, the Seller, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, the Seller's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

            IN WITNESS WHEREOF,  the Company and the Purchaser have caused their
names  to  be  signed  hereto  by  their  respective   officers  thereunto  duly
authorized, all as of the day and year first above written.


                                       Norwest Bank Minnesota, National
                                          Association



                                       By:____________________________________
                                       Name:__________________________________
                                       Title:  _______________________________







                                       By:____________________________________
                                       Name:__________________________________
                                       Title:  _______________________________